Mutual Funds	Prospectus

Nuveen Equity Index Funds

FEBRUARY 27, 2026, AS SUPPLEMENTED AUGUST 1, 2026

Ticker
Fund	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W

Nuveen Equity Index Fund
	TINRX	TEIHX	TCEPX	TIEIX	TIQRX	TEQWX

Nuveen Large Cap Growth Index Fund
	—	TRIHX	—	TILIX	TRIRX	TRIWX

Nuveen Large Cap Value Index Fund
	—	THCVX	—	TILVX	TRCVX	THCWX

Nuveen S&P 500 Index Fund
	—	TISAX	—	TISPX	TRSPX	TISWX

Nuveen Small Cap Blend Index Fund
	—	TRHBX	—	TISBX	TRBIX	TRHWX

Nuveen Emerging Markets Equity Index Fund
	TEQKX	TEQHX	TEQPX	TEQLX	TEQSX	TENWX

Nuveen International Equity Index Fund
	—	TCIHX	TRIPX	TCIEX	TRIEX	TCIWX

This Prospectus describes Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares offered, as applicable, by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”).

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Equity Index Fund

Investment objective 5

Fees and expenses 5

Shareholder fees 5

Annual Fund operating expenses 6

Example 6

Portfolio turnover 7

Principal investment strategies 7

Principal investment risks 7

Past performance 9

Portfolio management 11

Purchase and sale of Fund shares 12

Tax information 13

Payments to broker-dealers and other financial intermediary compensation 13

Summary information

Large Cap Growth Index Fund

Investment objective 14

Fees and expenses 14

Shareholder fees 15

Annual Fund operating expenses 15

Example 15

Portfolio turnover 16

Principal investment strategies 16

Principal investment risks 17

Past performance 18

Portfolio management 20

Purchase and sale of Fund shares 20

Tax information 21

Payments to broker-dealers and other financial intermediary compensation 22

Summary information

Large Cap Value Index Fund

Investment objective 23

Fees and expenses 23

Shareholder fees 23

Annual Fund operating expenses 23

Example 24

Portfolio turnover 24

Principal investment strategies 24

Principal investment risks 25

Past performance 26

Portfolio management 28

Purchase and sale of Fund shares 28

Tax information 29

Payments to broker-dealers and other financial intermediary compensation 29

Summary information

S&P 500 Index Fund

Investment objective 31

Fees and expenses 31

Shareholder fees 31

Annual Fund operating expenses 31

Example 32

Portfolio turnover 32

Principal investment strategies 32

Principal investment risks 33

Past performance 34

Portfolio management 36

Purchase and sale of Fund shares 36

Tax information 37

Payments to broker-dealers and other financial intermediary compensation 37

Summary information

Small Cap Blend Index Fund

Investment objective 39

Fees and expenses 39

Shareholder fees 40

Annual Fund operating expenses 40

Example 40

Portfolio turnover 41

Principal investment strategies 41

Principal investment risks 42

Past performance 43

Portfolio management 45

Purchase and sale of Fund shares 45

Tax information 46

Payments to broker-dealers and other financial intermediary compensation 47

Summary information

Emerging Markets Equity Index Fund

Investment objective 48

Fees and expenses 48

Shareholder fees 49

Annual Fund operating expenses 49

Example 49

Portfolio turnover 50

Principal investment strategies 50

Principal investment risks 51

Past performance 53

Portfolio management 56

Purchase and sale of Fund shares 56

Tax information 57

Payments to broker-dealers and other financial intermediary compensation 57

Summary information

International Equity Index Fund

Investment objective 58

Fees and expenses 58

Shareholder fees 59

Annual Fund operating expenses 59

Example 59

Portfolio turnover 60

Principal investment strategies 60

Principal investment risks 61

Past performance 63

Portfolio management 66

Purchase and sale of Fund shares 66

Tax information 67

Payments to broker-dealers and other financial intermediary compensation 67

Additional information about investment strategies and risks of the Funds 67

Additional information about the Funds 67

Additional information on principal investment risks of the Funds 68

Global economic risk 77

Cybersecurity risk 78

Additional information about the Funds’ broad-based and benchmark indices 79

Additional information on investment strategies of the Funds 82

Portfolio holdings 83

Portfolio turnover 84

Investments by funds of funds 84

Share classes 85

Management of the Funds 85

The Funds’ investment adviser and sub-adviser 85

Investment management fees 86

Portfolio management teams 87

Other services 90

Distribution and service arrangements 91

All classes 91

Other payments by the Funds 91

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates 93

Calculating share price 94

Dividends and distributions 96

Taxes 97

How you can buy and sell shares 100

What share classes we offer 100

How to reduce your sales charge 107

Purchasing shares 110

Redeeming shares 116

Exchanging shares 121

Conversion of shares–applicable to all investors 122

Important transaction information 124

Frequent trading–applicable to all investors 127

Electronic prospectuses 129

Additional information about index providers 129

Additional information about the Trust and the Board of Trustees 131

Glossary 132

Financial highlights 133

Appendix – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries 148

Summary information

Nuveen Equity Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 100 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

Nuveen Equity Index Funds  ■  Prospectus     5

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.04%		0.04%		0.04%	0.04%	0.04%	0.04%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.07%	[1]	0.05%	[1]	—	—	0.25%	—
Total annual Fund operating expenses	0.36%		0.09%		0.19%	0.04%	0.29%	0.04%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.04)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.36%		0.09%		0.19%	0.04%	0.29%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.44% of average daily net assets for Class A shares; (ii) 0.24% of average daily net assets for Class I shares; (iii) 0.24% of average daily net assets for Premier Class shares; (iv) 0.09% of average daily net assets for Class R6 shares; (v) 0.34% of average daily net assets for Retirement Class shares; and (vi) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$610	$9	$19	$4	$30	$0
3 years	$684	$29	$61	$13	$93	$0
5 years	$765	$51	$107	$23	$163	$0
10 years	$1,004	$115	$243	$51	$368	$0

6     Prospectus  ■  Nuveen Equity Index Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of its benchmark index, the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the Russell 3000 Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000 Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing

Nuveen Equity Index Funds  ■  Prospectus     7

economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect

8     Prospectus  ■  Nuveen Equity Index Funds

on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen Equity Index Funds  ■  Prospectus     9

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Equity Index Fund

Best quarter: 21.98%, for the quarter ended June 30, 2020. Worst quarter: -20.87%, for the quarter ended March 31, 2020.

10     Prospectus  ■  Nuveen Equity Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (07/01/1999)
Return before taxes	17.07%	13.11%	14.25%	N/A
Return after taxes on distributions	16.10%	12.52%	13.64%	N/A
Return after taxes on distributions
and sale of Fund shares	10.25%	10.32%	11.78%	N/A
Class I (12/04/2015)
Return before taxes	17.04%	13.01%	14.14%	N/A
Premier Class (09/30/2009)
Return before taxes	16.88%	12.94%	14.07%	N/A
Retirement Class (03/31/2006)
Return before taxes	16.77%	12.82%	13.96%	N/A
Class A (03/31/2006)*
Return before taxes	10.03%	11.48%	13.26%	N/A
Class W (09/28/2018)
Return before taxes	17.12%	13.16%	N/A	13.57%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%	13.57%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Nuveen Equity Index Funds  ■  Prospectus     11

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

12     Prospectus  ■  Nuveen Equity Index Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen Equity Index Funds  ■  Prospectus     13

Summary information

Nuveen Large Cap Growth Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below.

14     Prospectus  ■  Nuveen Equity Index Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R6	Retirement Class	Class W

Management fees	0.04%	0.04%	0.04%	0.04%
Other expenses	0.08%	0.01%	0.25%	0.01%	[1]
Total annual Fund operating expenses	0.12%	0.05%	0.29%	0.05%
Waivers and expense reimbursements[2]	—	—	—	(0.05)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.12%	0.05%	0.29%	0.00%

1	Estimate is for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.24% of average daily net assets for Class I shares; (ii) 0.09% of average daily net assets for Class R6 shares; (iii) 0.34% of average daily net assets for Retirement Class shares; and (iv) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Nuveen Equity Index Funds  ■  Prospectus     15

	Class I	Class R6	Retirement Class	Class W
1 year	$12	$5	$30	$0
3 years	$39	$16	$93	$0
5 years	$68	$28	$163	$0
10 years	$154	$64	$368	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the Russell 1000® Growth Index. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher relative price-to-book ratios and higher forecasted growth values. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the Russell 1000 Growth Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization

16     Prospectus  ■  Nuveen Equity Index Funds

or index weighting of one or more constituents of its benchmark index, the Russell 1000 Growth Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

Nuveen Equity Index Funds  ■  Prospectus     17

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I and the Retirement Class over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. Performance information is not included for Class W as it is not currently operational. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

18     Prospectus  ■  Nuveen Equity Index Funds

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Growth Index Fund

Best quarter: 27.79%, for the quarter ended June 30, 2020. Worst quarter: -20.95%, for the quarter ended June 30, 2022.

Nuveen Equity Index Funds  ■  Prospectus     19

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	18.50%	15.26%	18.06%
Return after taxes on distributions	17.10%	13.60%	16.88%
Return after taxes on distributions
and sale of Fund shares	11.60%	11.71%	15.01%
Class I (12/04/2015)
Return before taxes	18.43%	15.14%	17.94%
Retirement Class (10/01/2002)
Return before taxes	18.21%	14.98%	17.77%

Russell 1000® Index
(reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%

Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)	18.56%	15.32%	18.13%

Current performance of the Fund’s shares may be higher or lower than that shown above.

†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca

20     Prospectus  ■  Nuveen Equity Index Funds

Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Nuveen Equity Index Funds  ■  Prospectus     21

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

22     Prospectus  ■  Nuveen Equity Index Funds

Summary information

Nuveen Large Cap Value Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class I		Class R6	Retirement Class	Class W

Management fees	0.04%		0.04%	0.04%	0.04%
Other expenses	0.10%	[1]	0.01%	0.26%	0.01%	[2]
Total annual Fund operating expenses	0.14%		0.05%	0.30%	0.05%
Waivers and expense reimbursements[3]	—		—	—	(0.05)%	[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.14%		0.05%	0.30%	0.00%

Nuveen Equity Index Funds  ■  Prospectus     23

1	Restated to reflect estimate for the current fiscal year.
2	Estimate is for the current fiscal year.
3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.24% of average daily net assets for Class I shares; (ii) 0.09% of average daily net assets for Class R6 shares; (iii) 0.34% of average daily net assets for Retirement Class shares; and (iv) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

4

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class R6	Retirement Class	Class W
1 year	$14	$5	$31	$0
3 years	$45	$16	$97	$0
5 years	$79	$28	$169	$0
10 years	$179	$64	$381	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the Russell 1000® Value Index. The Russell 1000 Value Index is a subset of the Russell 1000 Index, which represents the

24     Prospectus  ■  Nuveen Equity Index Funds

performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower relative price-to-book ratios and lower expected growth values. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the Russell 1000 Value Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 1000 Value Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials sector, although this may change over time.

Nuveen Equity Index Funds  ■  Prospectus     25

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share

26     Prospectus  ■  Nuveen Equity Index Funds

classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I and the Retirement Class over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. Performance information is not included for Class W as it is not currently operational. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Value Index Fund

Best quarter: 16.25%, for the quarter ended December 31, 2020. Worst quarter: -26.61%, for the quarter ended March 31, 2020.

Nuveen Equity Index Funds  ■  Prospectus     27

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	15.84%	11.27%	10.48%
Return after taxes on distributions	13.83%	9.88%	9.21%
Return after taxes on distributions
and sale of Fund shares	10.02%	8.55%	8.20%
Class I (12/04/2015)
Return before taxes	15.75%	11.15%	10.36%
Retirement Class (10/01/2002)
Return before taxes	15.55%	11.00%	10.21%

Russell 1000® Index
(reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%

Russell 1000® Value Index
(reflects no deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

Current performance of the Fund’s shares may be higher or lower than that shown above.

†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial

28     Prospectus  ■  Nuveen Equity Index Funds

and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related

Nuveen Equity Index Funds  ■  Prospectus     29

companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30     Prospectus  ■  Nuveen Equity Index Funds

Summary information

Nuveen S&P 500 Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class I		Class R6	Retirement Class	Class W

Management fees	0.04%		0.04%	0.04%	0.04%
Other expenses	0.15%	[1]	0.01%	0.26%	0.01%	[2]
Total annual Fund operating expenses	0.19%		0.05%	0.30%	0.05%
Waivers and expense reimbursements[3]	—		—	—	(0.05)%	[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.19%		0.05%	0.30%	0.00%

Nuveen Equity Index Funds  ■  Prospectus     31

1	Restated to reflect estimate for the current fiscal year.
2	Estimate is for the current fiscal year.
3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.24% of average daily net assets for Class I shares; (ii) 0.09% of average daily net assets for Class R6 shares; (iii) 0.34% of average daily net assets for Retirement Class shares; and (iv) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

4

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class R6	Retirement Class	Class W
1 year	$19	$5	$31	$0
3 years	$61	$16	$97	$0
5 years	$107	$28	$169	$0
10 years	$243	$64	$381	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the S&P 500® Index. The S&P 500 Index includes 500 leading companies and captures approximately 80% coverage of

32     Prospectus  ■  Nuveen Equity Index Funds

available market capitalization of the U.S. equity market. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the S&P 500 Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the S&P 500 Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s

Nuveen Equity Index Funds  ■  Prospectus     33

investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I and the Retirement Class over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. Performance information is not included for Class W as it is not currently operational. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund

34     Prospectus  ■  Nuveen Equity Index Funds

would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen S&P 500 Index Fund

Best quarter: 20.53%, for the quarter ended June 30, 2020. Worst quarter: -19.59%, for the quarter ended March 31, 2020.

Nuveen Equity Index Funds  ■  Prospectus     35

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	17.82%	14.37%	14.76%
Return after taxes on distributions	16.91%	13.82%	14.18%
Return after taxes on distributions
and sale of Fund shares	10.75%	11.41%	12.27%
Class I (12/04/2015)
Return before taxes	17.64%	14.22%	14.62%
Retirement Class (10/01/2002)
Return before taxes	17.53%	14.08%	14.47%

S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

Current performance of the Fund’s shares may be higher or lower than that shown above.

†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial

36     Prospectus  ■  Nuveen Equity Index Funds

advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay

Nuveen Equity Index Funds  ■  Prospectus     37

the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

38     Prospectus  ■  Nuveen Equity Index Funds

Summary information

Nuveen Small Cap Blend Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below.

Nuveen Equity Index Funds  ■  Prospectus     39

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class I		Class R6	Retirement Class	Class W

Management fees	0.04%		0.04%	0.04%	0.04%
Other expenses	0.13%	[1]	0.01%	0.26%	0.01%	[2]
Total annual Fund operating expenses	0.17%		0.05%	0.30%	0.05%
Waivers and expense reimbursements[3]	—		—	—	(0.05)%	[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.17%		0.05%	0.30%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2	Estimate is for the current fiscal year.
3

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.24% of average daily net assets for Class I shares; (ii) 0.09% of average daily net assets for Class R6 shares; (iii) 0.34% of average daily net assets for Retirement Class shares; and (iv) 0.09% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. Additionally, pursuant to a Shareholder Servicing Plan with respect to Class I shares, payments to financial intermediaries under the Shareholder Servicing Plan are subject to maximum rates and Teachers Advisors, LLC has agreed to reimburse the Fund if total Class I expenses (subject to certain exclusions) exceed certain specified amounts. Because of the Shareholder Servicing Plan, Total annual Fund operating expenses after fee waiver and/or expense reimbursement for Class I shares will be less than the expense limitation. The Board of Trustees must annually approve the continuance of, as well as any material changes to, the Shareholder Servicing Plan.

4

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also

40     Prospectus  ■  Nuveen Equity Index Funds

assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Class R6	Retirement Class	Class W
1 year	$17	$5	$31	$0
3 years	$55	$16	$97	$0
5 years	$96	$28	$169	$0
10 years	$217	$64	$381	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities included in its benchmark index, the Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the Russell 2000 Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

Nuveen Equity Index Funds  ■  Prospectus     41

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 2000 Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

42     Prospectus  ■  Nuveen Equity Index Funds

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I and the Retirement Class over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. Performance information is not included for Class W as it is not currently operational. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen Equity Index Funds  ■  Prospectus     43

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Small Cap Blend Index Fund

Best quarter: 31.32%, for the quarter ended December 31, 2020. Worst quarter: -30.55%, for the quarter ended March 31, 2020.

44     Prospectus  ■  Nuveen Equity Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	12.79%	6.17%	9.74%
Return after taxes on distributions	11.48%	4.80%	8.29%
Return after taxes on distributions
and sale of Fund shares	8.07%	4.52%	7.54%
Class I (12/04/2015)
Return before taxes	12.78%	6.02%	9.60%
Retirement Class (10/01/2002)
Return before taxes	12.50%	5.88%	9.46%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

Russell 2000® Index
(reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.

†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca

Nuveen Equity Index Funds  ■  Prospectus     45

Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

46     Prospectus  ■  Nuveen Equity Index Funds

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen Equity Index Funds  ■  Prospectus     47

Summary information

Nuveen Emerging Markets Equity Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging market equity investments based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 100 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

48     Prospectus  ■  Nuveen Equity Index Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I	Premier Class	Class R6	Retirement Class	Class W

Management fees	0.10%		0.10%	0.10%	0.10%	0.10%	0.10%
Distribution (Rule 12b-1) fees	0.25%		—	0.15%	—	—	—
Other expenses	0.16%	[1]	0.14%	0.05%	0.05%	0.30%	0.05%
Total annual Fund operating expenses	0.51%		0.24%	0.30%	0.15%	0.40%	0.15%
Waivers and expense reimbursements[2]	—		—	—	—	—	(0.15)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.51%		0.24%	0.30%	0.15%	0.40%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.56% of average daily net assets for Class A shares; (ii) 0.36% of average daily net assets for Class I shares; (iii) 0.36% of average daily net assets for Premier Class shares; (iv) 0.21% of average daily net assets for Class R6 shares; (v) 0.46% of average daily net assets for Retirement Class shares; and (vi) 0.21% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain

Nuveen Equity Index Funds  ■  Prospectus     49

the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$624	$25	$31	$15	$41	$0
3 years	$729	$77	$97	$48	$128	$0
5 years	$844	$135	$169	$85	$224	$0
10 years	$1,179	$306	$381	$192	$505	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities that comprise its benchmark index, the MSCI Emerging Markets® Index (“MSCI EM Index”), or in instruments with economic characteristics similar to all or a portion of the MSCI EM Index. The MSCI EM Index is designed to measure equity market performance in the global emerging markets. The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment attributes of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various emerging market equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index.

Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the MSCI EM Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

50     Prospectus  ■  Nuveen Equity Index Funds

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the MSCI EM Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials and information technology sectors, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions

Nuveen Equity Index Funds  ■  Prospectus     51

affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in China, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

52     Prospectus  ■  Nuveen Equity Index Funds

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

Nuveen Equity Index Funds  ■  Prospectus     53

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Emerging Markets Equity Index Fund

Best quarter: 19.18%, for the quarter ended June 30, 2020. Worst quarter: -24.02%, for the quarter ended March 31, 2020.

54     Prospectus  ■  Nuveen Equity Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (08/31/2010)
Return before taxes	34.13%	3.87%	8.20%	N/A
Return after taxes on distributions	32.59%	3.05%	7.49%	N/A
Return after taxes on distributions
and sale of Fund shares	20.18%	2.72%	6.46%	N/A
Class I (12/04/2015)
Return before taxes	33.99%	3.72%	8.07%	N/A
Premier Class (08/31/2010)
Return before taxes	33.95%	3.71%	8.04%	N/A
Retirement Class (08/31/2010)
Return before taxes	33.82%	3.61%	7.94%	N/A
Class A (08/31/2010)*
Return before taxes	25.93%	2.30%	7.18%	N/A
Class W (09/28/2018)
Return before taxes	34.34%	4.05%	N/A	6.54%

MSCI Emerging Markets Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	33.57%	4.20%	8.42%	6.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Nuveen Equity Index Funds  ■  Prospectus     55

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2010	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

56     Prospectus  ■  Nuveen Equity Index Funds

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen Equity Index Funds  ■  Prospectus     57

Summary information

Nuveen International Equity Index Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below.

58     Prospectus  ■  Nuveen Equity Index Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Maximum account fee	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Premier Class	Class R6	Retirement Class	Class W

Management fees	0.04%	0.04%	0.04%	0.04%	0.04%
Distribution (Rule 12b-1) fees	—	0.15%	—	—	—
Other expenses	0.14%	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.18%	0.20%	0.05%	0.30%	0.05%
Waivers and expense reimbursements[1]	—	—	—	—	(0.05)%	[2]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.18%	0.20%	0.05%	0.30%	0.00%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.30% of average daily net assets for Class I shares; (ii) 0.30% of average daily net assets for Premier Class shares; (iii) 0.15% of average daily net assets for Class R6 shares; (iv) 0.40% of average daily net assets for Retirement Class shares; and (v) 0.15% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

2

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

Nuveen Equity Index Funds  ■  Prospectus     59

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$18	$20	$5	$31	$0
3 years	$58	$64	$16	$97	$0
5 years	$101	$113	$28	$169	$0
10 years	$230	$255	$64	$381	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in securities of its benchmark index, the MSCI EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE Index”). The MSCI EAFE Index is designed to measure equity market performance in developed markets around the world, excluding the U.S. and Canada. The Fund buys most, but not necessarily all, of the stocks included in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various foreign equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities its sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), has selected to track a designated stock market index.

Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match the returns of the MSCI EAFE Index is negatively affected by the costs of buying and selling securities as well as the Fund’s fees and other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval. The portfolio management team of Nuveen Asset Management will attempt to build a portfolio that generally matches the market weighted investment characteristics of the Fund’s benchmark index.

The Fund is classified as a diversified investment company, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). However, the Fund may become non-diversified under the 1940 Act without the approval of Fund shareholders solely as a result of a change in relative market capitalization

60     Prospectus  ■  Nuveen Equity Index Funds

or index weighting of one or more constituents of its benchmark index, the MSCI EAFE Index, which the Fund seeks to track.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions

Nuveen Equity Index Funds  ■  Prospectus     61

(including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Index Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Non-Diversification Risk—While the Fund is considered to be a diversified investment company under the 1940 Act, the Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.
62     Prospectus  ■  Nuveen Equity Index Funds

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen Equity Index Funds  ■  Prospectus     63

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Equity Index Fund

Best quarter: 18.12%, for the quarter ended December 31, 2022. Worst quarter: -23.01%, for the quarter ended March 31, 2020.

64     Prospectus  ■  Nuveen Equity Index Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (10/01/2002)
Return before taxes	31.58%	9.02%	8.36%	N/A
Return after taxes on distributions	29.55%	8.09%	7.54%	N/A
Return after taxes on distributions
and sale of Fund shares	18.68%	6.86%	6.57%	N/A
Class I (12/04/2015)
Return before taxes	31.42%	8.90%	8.24%	N/A
Premier Class (09/30/2009)
Return before taxes	31.45%	8.86%	8.20%	N/A
Retirement Class (10/01/2002)
Return before taxes	31.27%	8.75%	8.09%	N/A
Class W (09/28/2018)
Return before taxes	31.63%	9.08%	N/A	8.32%

MSCI EAFE® Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	31.22%	8.92%	8.18%	8.14%

Current performance of the Fund’s shares may be higher or lower than that shown above.

†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Nuveen Equity Index Funds  ■  Prospectus     65

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2019	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.

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	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

This Prospectus describes the Funds and their investment objectives, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Funds are an appropriate investment. The investment objectives of the Funds and their non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. Certain investment restrictions described in the Funds’ Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” sections of this Prospectus, some Funds may have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the type of securities suggested by their names. Certain derivative instruments that have economic characteristics similar to the securities included in a Fund’s 80%

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investment policy may be included in the Fund’s 80% policy. Shareholders will receive at least 60 days’ prior written notice before changes are made to this 80% policy.

Nuveen Asset Management may, for temporary defensive purposes, invest some or all of the Funds’ assets in cash and money market instruments, although Nuveen Asset Management is not obligated to do so. In doing so, the Funds may be successful in reducing market losses but may otherwise not achieve their investment objectives. Cash assets are generally not income-generating and would impact a Fund’s performance.

Each Fund is an index fund. An index fund seeks to hold all, or a representative sample, of the securities that make up its benchmark index. As index funds, the Funds generally rebalance their portfolios each time that their respective benchmark index rebalances. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Funds will notify you if such a change is made.

The Funds are not appropriate for excessive trading or market timing. You should not invest in the Funds if you are an excessive trader or a market timer.

There can be no assurances that a Fund will achieve its investment objective and investors should not consider an investment in any one Fund to be a complete investment program.

Investors should be aware that investments made by a Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Nuveen Fund Advisors, Nuveen Asset Management or one of their affiliates acts as an investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to those of the Funds.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Funds

The Funds invest primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to investments in equity securities and other instruments. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. More specifically, each Fund may be subject to the following principal investment risks:

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or

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other political, economic and tax developments in the U.S. or abroad. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, such currency hedging may not be successful and may lower a Fund’s potential returns. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund’s investments. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or other diplomatic or geopolitical developments.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on a Fund’s performance. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. National policies (including sanctions programs) may limit a Fund’s investment opportunities including restrictions on investment in issuers or industries deemed sensitive to national interests. Additionally, emerging markets are more likely to experience problems with the clearing

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and settling of trades, as well as the custody of securities by local banks, agents and depositories.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Additionally, to the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial

70     Prospectus  ■  Nuveen Equity Index Funds

period of time and enacted with limited advanced notice. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs, which could lead to price volatility and overall declines in U.S. and global markets. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations. Differences in clearance, custody, and settlement requirements and/or procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in such markets and could result in losses to a Fund. To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country’s or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country’s or region’s securities and thus the holdings of the Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such

Nuveen Equity Index Funds  ■  Prospectus     71

emerging markets may be more affected by the performance of such industries or sectors.

• Risks of Investing in China—The Emerging Markets Equity Index Fund currently invests a significant portion of its assets in companies located in China, although this may change over time. There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading suspensions and government interventions on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). These risks are heightened by the underdeveloped state of China’s investment and banking systems in general; inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and quota limitations. Investments in companies based or operated in China through legal structures known as variable interest entities (“VIEs”), which are not formally recognized under Chinese law, are subject to the risk, among others, that China could cease to allow VIEs at any time or impose new restrictions on the structure. It is also possible that the contractual arrangements underlying VIEs could be deemed unenforceable in China, which could limit (or eliminate) the remedies and rights available to the VIE and its investors and result in significant economic losses. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons from investing in certain Chinese issuers, which may negatively impact the Fund’s investments. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries, which could have negative impacts on China, or other countries’, export industry and a negative impact on the Fund. Additionally, developing countries, such as China, may have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. In addition, the standards for environmental, social and corporate governance matters in China tend to be less stringent than such standards in more developed economies. For more information on the risks associated with investment in companies located in China, please see the Fund’s SAI.

• Risks of Investing in Japan—The International Equity Index Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. There are special

72     Prospectus  ■  Nuveen Equity Index Funds

risks associated with investments in Japan, including exposure to currency fluctuations, foreign trade policy, regional economic disruption, government debt, aging and shrinking of the population, an uncertain financial sector, economic, political or social instability, low domestic consumption, natural disasters and certain corporate structural weaknesses. For more information on the risks associated with investment in companies located in Japan, please see the Fund’s SAI.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices and/or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions, changes in interest rates or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Index Risk—The risk that the performance of a Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although

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each Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Market Risk—The risk that the price of equity investments may fluctuate in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as governmental actions and/or interventions (including, but not limited to, the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions), natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Certain securities may be difficult to value under such conditions. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Certain securities may be difficult to value under such conditions, and the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares and adversely affect the Fund and its investments. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect

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local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Financials Sector Risk—A Fund may invest a significant portion of its assets in the financials sector. Securities of companies in the financials sector may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. A Fund may be adversely affected by events or developments negatively impacting the financials sector or issuers within the financials sector.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the information technology sector. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, investor perception and/or confidence, and patent and intellectual property rights. A Fund may be adversely affected by events or developments negatively impacting the information technology sector.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Non-Diversification Risk—While each Fund is considered to be a diversified investment company under the 1940 Act, each Fund may become non-diversified under the 1940 Act without Fund shareholder approval when necessary to continue to track its benchmark index. Non-diversified status means that a Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-

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diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform

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as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

In addition to the principal investment risks set forth above, there are other non-principal risks associated with investing in the Funds and their investments that are discussed elsewhere in the Funds’ Prospectus and in the Funds’ SAI. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions and tariffs and other governmental actions and/or interventions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser, Nuveen Fund Advisors, and sub-adviser, Nuveen Asset Management, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, sanctions and other measures could limit or prevent a Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact

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liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments.

A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation), liquidity of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy, changes in monetary or economic policies (or expectations that these policies may change), public health policies, and other crises and responses by governments and companies to such crises. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Therefore, the income generated by such debt instruments may not keep pace with inflation. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Cybersecurity risk

The Funds and their service providers (including, but not limited to, the Funds’ administrator, custodian, transfer agent, distributor and their delegates) are susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyber attacks. The use of cloud-based service providers and/or services could heighten or change these risks. Cybersecurity failures or breaches affecting the Funds and their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties,

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reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. There is no assurance that any such efforts to mitigate cybersecurity risks undertaken by a Fund, Nuveen Fund Advisors, Nuveen Asset Management, or their service providers will be effective. While such parties may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber attacks, disruptions, or failures.

Additional information about the Funds’ broad-based and benchmark indices

This section includes information about the Funds’ broad-based securities market indices and benchmark indices. The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The broad-based securities market indices and the benchmark indices described below are unmanaged, and you cannot invest directly in the index.

Russell 3000 Index

This is the benchmark and broad-based securities market index for the Equity Index Fund, and the broad-based securities market index for the Small Cap Blend Index Fund. The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 96% of the total market capitalization of the publicly traded U.S. equity market. Russell determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is reconstituted (rebalanced) annually in June, with quarterly initial public offering (“IPO”) additions made in March, September and December.

Russell 1000 Growth Index

This is the benchmark index for the Large Cap Growth Index Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Russell). The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in

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those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. Russell determines the composition of the index based on certain factors and can change its composition at any time. The Russell 1000 Growth Index is reconstituted (rebalanced) annually in June, with quarterly IPO additions made in March, September and December.

Russell 1000 Value Index

This is the benchmark index for the Large Cap Value Index Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 1000 Value Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Russell). The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 Index securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. Russell determines the composition of the index based on certain factors and can change the index’s composition at any time. The Russell 1000 Value Index is reconstituted (rebalanced) annually in June, with quarterly IPO additions made in March, September and December.

Russell 1000 Index

This is the broad-based securities market index for the Large Cap Growth Index Fund and the Large Cap Value Index Fund. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. The Russell 1000 Index is a subset of the Russell 3000 Index which is designed to represent approximately 98% of the investable US equity market. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included. Russell determines the composition of the index based on certain factors and can change its composition at any time. The Russell 1000 Index is reconstituted (rebalanced) annually in June, with quarterly IPO additions made in March, September and December.

S&P 500 Index

This is the benchmark and broad-based securities market index for the S&P 500 Index Fund. The S&P 500 Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S.

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markets. The index focuses on the large-cap segment of the market, with 80% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time. The S&P 500 Index is rebalanced quarterly in March, June, September and December.

Russell 2000 Index

This is the benchmark index for the Small Cap Blend Index Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to Russell). Russell determines the composition of the index based on certain factors and can change its composition at any time. The Russell 2000 Index is reconstituted (rebalanced) annually in June, with quarterly IPO additions made in March, September and December.

MSCI Emerging Markets Index

This is the benchmark and broad-based securities market index for the Emerging Markets Equity Index Fund. The MSCI EM Index tracks the performance of the leading stocks in certain MSCI emerging market countries in the following areas: Europe, Asia, Africa, Latin America and the Middle East. MSCI constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, MSCI analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float-adjusted market representation of each country’s market is reached. When combined as the MSCI EM Index, the regional index captures approximately 85% of the free float-adjusted market capitalization of certain emerging market countries around the world.

The MSCI EM Index may include securities of large- and mid-cap issuers. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EM Index is rebalanced quarterly in February, May, August and November.

MSCI EAFE Index

This is the benchmark and broad-based securities market index for the International Equity Index Fund. The MSCI EAFE Index tracks the performance of the leading stocks in certain MSCI countries outside of North America in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct

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an MSCI country index, the MSCI EAFE Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free-float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free-float-adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE Index, the regional index captures approximately 85% of the free-float-adjusted market capitalization of certain countries around the world.

The MSCI EAFE Index is primarily a large-capitalization index. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time. The MSCI EAFE Index is rebalanced quarterly in February, May, August and November.

Additional information on investment strategies of the Funds

The Funds may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Each Fund also may invest up to 20% of its assets in fixed-income investments. Each Fund may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Nuveen Asset Management determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI.

Each Fund may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Fund losses during periods of market decline. In purchasing call and put options, a Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. Each Fund can also write (sell) put options. In writing put options, a Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Fund losses during periods of market decline.

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In addition, each Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Nuveen Asset Management deems advisable for other reasons, a Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Each Fund may invest in instruments including exchange-traded notes (“ETNs”), equity-linked notes (“ELNs”) and futures contracts or other derivatives to achieve its investment objective. A Fund may also use such instruments for cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When a Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its NAV.

In seeking to manage currency exposure, a Fund may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

Each Fund can invest in other derivatives, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps and equity-linked fixed-income securities, so long as these derivatives are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. Each Fund may invest in derivatives for hedging purposes or to enhance investment return.

Please see the Funds’ SAI for more information on these and other investments the Funds may utilize.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

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Portfolio turnover

To the extent a Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater direct or indirect transaction costs, including brokerage commissions or bid-ask spreads, borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid directly by a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but may involve indirect transaction costs such as bid-ask spreads. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Funds are not subject to a specific limitation on portfolio turnover, and securities of a Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by a Fund may increase portfolio turnover. The portfolio turnover rates of the Funds are listed above in the “Summary information” sections and the portfolio turnover rates during recent fiscal periods are provided in the “Financial highlights” section below. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Nuveen Fund Advisors, Nuveen Asset Management or their affiliates. These investors may engage in reallocations, rebalancings or other activity that may increase a Fund’s portfolio turnover rate and brokerage costs. Nuveen Asset Management may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Investments by funds of funds

The Trust offers other investment portfolios structured as “funds of funds,” which means that they invest their assets in certain of the Trust’s other investment portfolios, including the Funds, and potentially in other investment pools or products (“Nuveen Funds of Funds”). At certain times, a Nuveen Fund of Funds or an unaffiliated fund of funds may be a significant or sole shareholder of a Fund. The Nuveen Funds of Funds are expected to hold a significant portion of Class W shares of the Funds. Investment decisions made with respect to the Nuveen Funds of Funds or by unaffiliated funds of funds could, under certain circumstances, negatively impact the Funds, with respect to the expenses, investment performance and liquidity profile of the Funds. For instance, large purchases or redemptions of shares of a Fund by the Nuveen Funds of Funds or unaffiliated funds of funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of

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securities resulted in gains, and, in extreme cases, could threaten the continued viability of the Funds to operate as intended. As a result of the Nuveen Funds of Funds’ or unaffiliated funds of funds’ investment in certain Funds, such Funds may be limited in their ability to invest in other registered funds and private funds.

Share classes

Each Fund may offer Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser and sub-adviser

Effective August 1, 2026, Nuveen Fund Advisors is the Funds’ investment adviser. Nuveen Fund Advisors offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Nuveen Fund Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Nuveen Fund Advisors and Nuveen Asset Management also manage the investment accounts of CREF. As of June 30, 2026, Nuveen LLC managed approximately $1.4 trillion in assets, of which approximately $167 billion was managed by Nuveen Fund Advisors.

Also effective August 1, 2026, Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management

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manages the investment of the Funds' assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to August 1, 2026, the Funds were managed by Teachers Advisors, LLC (“Advisors”), which merged into Nuveen Asset Management effective at the close of business on July 31, 2026 following an internal reorganization.

Investment management fees

The annual investment management fees charged under the investment management agreement with respect to the Funds are as follows:

	Assets under management	Fee rate
	(billions)	(average daily net assets)
Nuveen Equity Index Fund	All assets	0.04%
Nuveen Large Cap Growth Index Fund	All assets	0.04%
Nuveen Large Cap Value Index Fund	All assets	0.04%
Nuveen S&P 500 Index Fund	All assets	0.04%
Nuveen Small Cap Blend Index Fund	All assets	0.04%
Nuveen Emerging Markets Equity Index Fund	All assets	0.10%
Nuveen International Equity Index Fund	All assets	0.04%

In addition, Nuveen Fund Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the “Fees and expenses” section of each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. The Funds also pay Nuveen Fund Advisors for certain administrative services that Nuveen Fund Advisors provides to the Funds on an at-cost basis.

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse, for each Fund that offers Class W shares, Class W shares’ net investment management fees in their entirety. Nuveen Fund Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. However, Nuveen Fund Advisors may receive an investment management fee from the Nuveen Funds of Funds and other investors in Class W shares.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ formerly effective investment management agreement with Advisors, the Funds’ investment management agreement with Nuveen Fund Advisors and the Funds’ investment sub-advisory agreement with Nuveen Asset Management is available in the Fund’s most recent report on Form N-CSR for the fiscal period ended April 30. For a free copy of the Funds’ shareholder reports and Form N-CSR, please visit the Funds’ website at www.nuveen.com, visit the SEC’s website at www.sec.gov or call 800-257-8787.

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Portfolio management teams

The Funds are managed by one or more portfolio managers, who are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. In the case of Funds with multiple portfolio managers, each may be responsible for different aspects of the Funds’ management. For example, one manager may be principally responsible for selecting appropriate investments for a Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing each Fund’s investments, along with their relevant experience. The Funds’ portfolio managers may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN EQUITY INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024
NUVEEN LARGE CAP GROWTH INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005

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Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN LARGE CAP GROWTH INDEX FUND (continued)
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

NUVEEN LARGE CAP VALUE INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

NUVEEN S&P 500 INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005

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Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN S&P 500 INDEX FUND (continued)
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

NUVEEN SMALL CAP BLEND INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

NUVEEN EMERGING MARKETS EQUITY INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2010

Nuveen Equity Index Funds  ■  Prospectus     89

Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN EMERGING MARKETS EQUITY INDEX FUND (continued)
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

NUVEEN INTERNATIONAL EQUITY INDEX FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

* Including tenure at affiliate or predecessor firms, as applicable.

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting,

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administrative, compliance and shareholder services, is allocated directly either to the Funds or to Nuveen Fund Advisors.

For Nuveen Fund Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Funds pay to Nuveen Fund Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Nuveen Fund Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W shares, Class W shares’ net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. Additional detail regarding the arrangement is provided in the Funds’ SAI.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Class A and Premier Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Class A and Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Class A and Premier Class shares, respectively.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Funds

Class A

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Class A shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Class A shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares for distribution

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and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Class A shares. Because Rule 12b-1 plan fees are paid out of Class A assets on an ongoing basis, over time they will increase the cost of your investment in Class A.

In addition to the fees the Funds pay under the plan and fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class A shares of the Funds, the Funds may enter into non-plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

More information about the Funds’ distribution and services arrangements for Class A shares appears in the Funds’ SAI.

Class I

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class I shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

More information about the Funds’ distribution and service arrangements for Class I shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their

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affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Class R6

More information about the Funds’ distribution and services arrangements for Class R6 shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have separate service agreements with TIAA and Nuveen Fund Advisors (the “Retirement Class Service Agreements”) pursuant to which TIAA, on behalf of Retirement Class shares of the Funds held by or through TIAA by its clients, or Nuveen Fund Advisors, on behalf of all other Retirement Class shares, provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreements, the Retirement Class of the Funds pays monthly a fee to TIAA or Nuveen Fund Advisors, as applicable, at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. TIAA and Nuveen Fund Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist them with fulfilling their obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

Class W

More information about the Funds’ distribution and services arrangements for Class W shares appears in the Funds’ SAI.

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates

In addition to the sales commissions described below and the payments from distribution and service fees made to financial intermediaries as previously described, Nuveen Securities, Nuveen Fund Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen mutual funds in order to promote the sales and retention of Fund shares by those firms and their

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customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm’s customers. The level of payments that Nuveen Securities, Nuveen Fund Advisors and/or their affiliates is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen mutual funds, the firm’s level of participation in Nuveen mutual fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen mutual fund shares and provide services to Nuveen mutual fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. The SAI contains additional information about these payments, including the names of the firms to which payments are made. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. With respect to Class R6 shares, Nuveen Securities, Nuveen Fund Advisors or their affiliates are permitted to make such payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries.

In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, Nuveen Securities, Nuveen Fund Advisors or their affiliates also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen mutual fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen mutual funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or

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NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Funds invest in foreign securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of the foreign securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of a Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

Each Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by a Fund. If market quotations are not readily available or are not considered reliable, a Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. A Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Nuveen Fund Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although each Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Funds to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Funds use a fair value pricing service approved by Nuveen Fund Advisors, as the valuation designee. This pricing service employs quantitative models to value

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foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Nuveen Fund Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the responsibility of making fair value determinations.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. Each Fund plans to pay dividends on an annual basis.

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the particular Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the particular Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

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1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On a Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from

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a Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

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Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under the Internal Revenue Code of 1986, as amended (the “Code”) section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

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Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

How you can buy and sell shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the SAI. Because the Prospectus and the SAI are available free of charge on the Funds’ website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What share classes we offer

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described above, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities or Nuveen Fund Advisors, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. Certain classes of the Funds have adopted a distribution plan under Rule 12b-1 under the 1940 Act or a service plan that allows each Fund to pay these distribution and/or service fees. More information on these plans can be found above under “Distribution and service arrangements.” Because fees paid under the plans are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements

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outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. Class I is not available to SEPs, SARSEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, SS&C GIDS, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Class A shares

You can purchase Class A shares at the offering price, which is the NAV per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to reduce your sales charge.” Class A shares are also subject to an annual distribution fee, as described above under “Distribution and service arrangements.” The up-front Class A sales charges for the Funds are as follows:

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Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

 * You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent deferred sales charges” below for information concerning the CDSC and “How to reduce your sales charge—CDSC waivers and reductions” below for information concerning CDSC waivers and reductions.

Class A shares are available through certain financial intermediaries or by contacting the Funds directly. The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts, $250 for Fund accounts purchased through fee-based programs, no minimum for retirement plans, and $2,500 for all other account types. Subsequent investments for all account types must be at least $100. Provided they meet the minimum investment and other eligible requirements, investors that are eligible include:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class I shares

You can purchase Class I shares at the offering price, which is the NAV per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

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Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level. The Funds reserve the right to permit certain categories of eligible investors to purchase Class I shares directly from a Fund.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain employer-sponsored retirement plans.

• Certain bank or broker-affiliated trust departments.

• Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with Nuveen Securities to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

• Certain financial intermediary personnel, and their immediate family members.

• Certain other institutional investors described in the SAI.

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and

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service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Premier Class and Retirement Class shares

You can purchase Premier Class and Retirement Class shares at the offering price, which is the NAV per share without any up-front sales charge. Premier Class shares are subject to an annual distribution fee, and Retirement Class shares are subject to an annual service fee, each as described above under “Distribution and service arrangements.” Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts, which include:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares

Eligible investors can purchase Class R6 shares at the offering price, which is the NAV per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans, health savings accounts and 529 savings plans. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $1,000. Nuveen Securities may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1,000,000 in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of Nuveen Securities. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with Nuveen Securities to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will

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receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. However, Nuveen Securities, Nuveen Fund Advisors or their affiliates are permitted to make certain payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

• Financial Intermediary Accounts;

• Direct Purchasers;

• Qualified retirement plans held in plan-level or omnibus accounts;

• Foundations and endowment funds;

• Any state, county, or city, or its instrumentality, department, authority or agency;

• 457 plans, including 457(b) governmental entity plans and tax exempt plans;

• Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

• Investment companies;

• Corporations, including corporate non-qualified deferred compensation plans of such corporations;

• Collective investment trusts;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA;

• Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

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Class W shares

Class W shares are available at the offering price, which is the NAV per share without any up-front sales charge. As Class W shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes. Class W shares are available for purchase directly from the Funds only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates, as well as other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements described above at any time without any prior notice to shareholders. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Premier Class, Retirement Class or Class W shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Class A, Class I, Premier Class, Class R6, Retirement Class or Class W shares. For more information with regard to Class I, Premier Class, Class R6 or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Class R6 shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class A shares, or if you are a Direct Purchaser of Class I shares, please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class W shares, please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. Due to the limited eligibility of Class W shares, certain of the information below regarding purchasing, redeeming and exchanging shares does not apply to Class W shares.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It

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is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Please refer to the SAI for more information about Class A, Class I, Premier Class, Class R6, Retirement Class, and Class W shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent deferred sales charge

If you redeem Class A shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen Securities. The CDSC may be waived under certain special circumstances as described below under “How you can buy and sell shares—How to reduce your sales charge—CDSC waivers and reductions,” in the appendix to this Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

How to reduce your sales charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of certain Class A shares purchased at NAV. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

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Class A sales charge reductions

• Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current NAV per share, of all of your prior purchases of any Nuveen mutual fund.

• Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A sales charge waivers

Class A shares of a Fund may be purchased at NAV without a sales charge as follows:

• Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What share classes we offer—Contingent deferred sales charges” above).

• Shares purchased through the reinvestment of Nuveen mutual fund dividends and capital gain distributions.

• Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

• Shares of any Nuveen mutual fund purchased for accounts held directly with a Fund that held Class A shares of a Fund prior to May 6, 2024.

• Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SARSEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where Nuveen Securities is the broker of

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record), SIMPLE 401(k) plans, Solo 401(k) plans, Keogh plans, non-qualified deferred compensation plans and single defined benefit plans.

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the SAI).

• Current and former trustees/directors of the Nuveen Funds.

• Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

• Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

• Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen mutual fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen Securities at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC waivers and reductions

The CDSC payable upon the redemption of Class A shares that were purchased at NAV without a sales charge because the purchase amount exceeded $1,000,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

• In the event of death of the shareholder.

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• For certain redemptions made pursuant to a systematic redemption plan.

• For redemptions in connection with a payment of account or plan fees.

• For redemptions of accounts not meeting required minimum balances.

• For redemptions of Class A shares where Nuveen Securities did not pay a sales charge to the intermediary when the shares were purchased.

• For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

• For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

Purchasing shares

For Class A shares and Direct Purchasers of Class I and Class R6 shares

How to open an account—Class A

Accounts can be opened via mail or in person. To open an account, send the Funds a completed application with your initial investment. To download an application to mail to the Funds, please visit www.nuveen.com. If you have any questions or need help obtaining or completing the application, call the Funds at 800-257-8787. If you currently hold or in the future intend to hold your Class A shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Class A shares.

How to open an account—Class R6

Direct Purchasers interested in opening an account to hold Class R6 shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

Transaction methods for purchases

All Class A shareholders and all Direct Purchasers of Class I and Class R6 shares automatically have the right to buy shares by telephone, and all Class A shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the

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Funds at 800-257-8787 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-257-8787, or you may download it from the Funds’ website. Class A, Class I and Class R6 impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Over the Internet: Existing Direct Purchasers of Class A shares may process certain account transactions online. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares online, you must have established transaction privileges on your account prior to the requested transaction. With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Class A shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Class R6 shares by calling your Relationship Manager or by calling 800-257-8787. You can request electronic withdrawals from your designated bank account to buy additional Class A or Class I shares of the Funds by calling 800-257-8787.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The Nuveen Funds.”

First-Class Mail:

Nuveen Funds

P.O. Box 219140

Kansas City, MO 64121-9140

Overnight Mail:

Nuveen Funds

801 Pennsylvania Avenue, STE 219140

Kansas City, MO 64105-1307

Purchasing via wire: See the section entitled “For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients— Transaction methods for purchases” below.

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Purchasing via Automatic Investment Plan for Class A shares: You can make subsequent investments into Class A shares automatically by electing to utilize the Funds’ automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account. To begin this service, send the Funds a voided checking or savings account deposit slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Funds receive your request. The Funds can suspend, change or terminate the Automatic Investment Plan option at any time, although the Funds will notify you if this occurs.

In-kind purchases of shares: Each Fund may allow the purchase of shares with investment securities (instead of cash), if it is determined that (i) the securities offered to the Fund are suitable for investment by the Fund and are appropriate, in type and amount, for investment by the Fund in light of its investment objective(s), policies and current holdings; (ii) the Fund expects to continue to hold the securities received in-kind, subject to subsequent changes in investment determinations regarding particular securities or as the need to raise cash by selling portfolio securities may arise; and (iii) the purchase in-kind is in the best interest of the Fund and its existing shareholders. If a Fund accepts the in-kind securities, the shareholder will receive Fund shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Class A shareholders and for Direct Purchasers of Class I and Class R6 shares the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances (any check not made payable directly to Nuveen Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or

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electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Class I, Premier Class, Class R6 and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

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For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan. Financial advisors for a Financial Intermediary Account can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

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Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

ABA Number: 011000028

DDA Number: 99052771

Specify on the wire:

• “The Nuveen Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into Class R6 would read as follows: “The Nuveen Funds—Class R6”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Frequent trading—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of

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another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account

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administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through www.nuveen.com or the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days.

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You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can suspend the right of redemption of Fund shares or postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, Internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Nuveen Fund Advisors, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Class I, Premier Class, Class R6 and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee

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Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Class A, Class I and Class R6 shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements. Your intermediary may charge for this service.

Over the Internet: With TIAA’s Web Center, Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Class A shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in Class A shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Class I, Premier Class, Class R6 and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Class A, Class I and Class R6 shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

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By systematic redemption plan: For Class A shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Class I, Premier Class, Class R6 and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Class A each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank. You should not establish systematic redemptions if you intend to make concurrent purchases of Class A because you may unnecessarily pay a sales charge or CDSC on these purchases.

If you are a Direct Purchaser of Class A shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through www.nuveen.com or the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through www.nuveen.com or the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Reinstatement privilege: If you redeem Class A shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any

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additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares of the same class of another Nuveen mutual fund available in your state. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Frequent trading—applicable to all investors” below, (ii) imposed by your Financial Intermediary Account or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

For Class A shareholders and Direct Purchasers of Class I or Class R6 shares, an exchange into a fund in which you already own shares must be for at least $50 for Class A and $1,000 for Class R6 and an exchange to a new fund account must meet the account minimums as stated by account type above. For Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be excessive trading or market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

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Transaction methods for exchanges

Over the Internet: You can exchange shares using www.nuveen.com or TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: If you are a Direct Purchaser of Class R6 shares, please call your Relationship Manager or 800-257-8787. For Direct Purchasers of Class A or Class I shares, please call 800-257-8787. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares of the same class of another Nuveen mutual fund as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Class I or Class R6 shares. In addition, for Class A shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Class A systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact Nuveen. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund, subject to the payment of any applicable CDSC. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized

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Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your Fund shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Nuveen Fund Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Class I shares to Class A shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Nuveen Fund Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and

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expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Class I, Premier Class, Class R6 or Retirement Class shares through an Eligible Investor, or if you hold Class A shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Funds before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Funds’ other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Funds. By contacting the Funds before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

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Minimum account size.

• Class A. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,000. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Class I, Premier Class, Retirement Class and Class W. There is currently no minimum account size for maintaining a Class I, Premier Class, Retirement Class or Class W account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Class R6. While there is currently no minimum account size for maintaining a Class R6 account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Annual Low Balance Account Fee—Class A. The Funds charge an Annual Low Balance Account Fee of $15.00 per Class A account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $1,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The Annual Low Balance Account Fee will not apply to the following types of Class A Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other Nuveen mutual funds of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the Annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the Annual Low Balance Account Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the Annual Low Balance Account Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains

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distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Class A. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Class I, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Class R6. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds, your Financial Intermediary Account, your Employee Benefit Plan or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Customer complaints. Customer complaints may be directed to Nuveen Funds, 730 Third Avenue, New York, NY 10017-3206, Attention: Shareholder Services.

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Transfer On Death—Class A. If you live in certain states and hold Class A shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

Internet and telephone transactions. The Funds are not liable for losses from unauthorized www.nuveen.com, TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through www.nuveen.com, TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Frequent trading—applicable to all investors

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions. Upon completion of a second round trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

The Funds receive certain share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account.

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The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen Securities has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen Securities in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at Nuveen Securities may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the SAI. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange

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purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “About the Trust and the shares—Frequent Trading Policy” in the SAI.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI

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Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the S&P 500 Index Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

s&p dow jones indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the s&p 500 index or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. s&p dow jones indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. s&p dow jones indices makes no express or implied warranties, and expressly

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disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the s&p 500 index or with respect to any data related thereto. without limiting any of the foregoing, in no event whatsoever shall s&p dow jones indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. there are no third party beneficiaries of any agreements or arrangements between s&p dow jones indices and the Fund, other than the licensors of s&p dow jones indices.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Nuveen Fund Advisors, Nuveen Asset Management and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

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Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, structured securities that generally pay fixed or variable rates of interest, and loans and loan participations; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Nuveen Asset Management determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

132     Prospectus  ■  Nuveen Equity Index Funds

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of a Fund. The total returns in the tables show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights are not included for Class W of the Large Cap Growth Index Fund, Large Cap Value Index Fund, S&P 500 Index Fund and Small Cap Blend Index Fund because Class W of each Fund is not currently operational.

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in each Fund’s annual financial statements filed on Form N-CSR, which is available without charge upon request by visiting the Funds’ website at www.nuveen.com, by visiting the SEC’s website at www.sec.gov or by calling 800-257-8787.

Nuveen Equity Index Funds  ■  Prospectus     133

Financial highlights

Nuveen Equity Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 41.01	$ 0.42		$ 7.87	$ 8.29	$ (0.43)	$ (0.13)
10/31/24	30.22	0.41		10.79	11.20	(0.41)	—
10/31/23	28.39	0.41		1.85	2.26	(0.36)	(0.07)
10/31/22	34.70	0.38		(6.07)	(5.69)	(0.32)	(0.30)
10/31/21	24.48	0.32		10.23	10.55	(0.33)	—

Class I
10/31/25	40.28	0.52		7.73	8.25	(0.49)	(0.13)
10/31/24	29.69	0.47		10.58	11.05	(0.46)	—
10/31/23	27.88	0.46		1.81	2.27	(0.39)	(0.07)
10/31/22	34.11	0.41		(5.95)	(5.54)	(0.39)	(0.30)
10/31/21	24.05	0.35		10.06	10.41	(0.35)	—

Premier Class
10/31/25	40.17	0.47		7.70	8.17	(0.47)	(0.13)
10/31/24	29.60	0.45		10.56	11.01	(0.44)	—
10/31/23	27.81	0.44		1.81	2.25	(0.39)	(0.07)
10/31/22	34.01	0.39		(5.93)	(5.54)	(0.36)	(0.30)
10/31/21	23.99	0.35		10.03	10.38	(0.36)	—

Class R6
10/31/25	40.30	0.53		7.73	8.26	(0.54)	(0.13)
10/31/24	29.69	0.50		10.61	11.11	(0.50)	—
10/31/23	27.90	0.48		1.81	2.29	(0.43)	(0.07)
10/31/22	34.12	0.44		(5.95)	(5.51)	(0.41)	(0.30)
10/31/21	24.07	0.39		10.06	10.45	(0.40)	—

Retirement Class
10/31/25	40.88	0.43		7.85	8.28	(0.44)	(0.13)
10/31/24	30.12	0.42		10.76	11.18	(0.42)	—
10/31/23	28.29	0.42		1.83	2.25	(0.35)	(0.07)
10/31/22	34.59	0.37		(6.04)	(5.67)	(0.33)	(0.30)
10/31/21	24.40	0.32		10.21	10.53	(0.34)	—

Class W
10/31/25	40.32	0.55		7.72	8.27	(0.55)	(0.13)
10/31/24	29.71	0.52		10.60	11.12	(0.51)	—
10/31/23	27.91	0.50		1.81	2.31	(0.44)	(0.07)
10/31/22	34.13	0.45		(5.94)	(5.49)	(0.43)	(0.30)
10/31/21	24.08	0.41		10.05	10.46	(0.41)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]				Does not include in-kind transactions.

134     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.56)	$ 48.74	20.38%	$1,900,227	0.32%	0.32%	0.97%	7%
(0.41)	41.01	37.39	1,684,649	0.32	0.32	1.10	3
(0.43)	30.22	8.05	1,276,703	0.32	0.32	1.37	4	[f]
(0.62)	28.39	(16.70)	1,231,300	0.32	0.28	1.22	7
(0.33)	34.70	43.45	1,493,507	0.32	0.32	1.02	7	[f]

(0.62)	47.91	20.67	13,224	0.07	0.07	1.21	7
(0.46)	40.28	37.62	9,344	0.15	0.15	1.30	3
(0.46)	29.69	8.25	11,988	0.15	0.15	1.54	4	[f]
(0.69)	27.88	(16.59)	11,341	0.15	0.15	1.33	7
(0.35)	34.11	43.66	14,119	0.17	0.17	1.16	7	[f]

(0.60)	47.74	20.53	50,595	0.19	0.19	1.10	7
(0.44)	40.17	37.55	42,186	0.20	0.20	1.24	3
(0.46)	29.60	8.18	40,778	0.20	0.20	1.50	4	[f]
(0.66)	27.81	(16.62)	54,969	0.20	0.20	1.30	7
(0.36)	34.01	43.64	71,581	0.20	0.20	1.15	7	[f]

(0.67)	47.89	20.70	19,656,927	0.04	0.04	1.25	7
(0.50)	40.30	37.78	16,533,797	0.05	0.05	1.38	3
(0.50)	29.69	8.32	12,336,618	0.05	0.05	1.64	4	[f]
(0.71)	27.90	(16.50)	11,632,072	0.05	0.05	1.46	7
(0.40)	34.12	43.84	12,335,597	0.05	0.05	1.30	7	[f]

(0.57)	48.59	20.42	967,820	0.29	0.29	1.00	7
(0.42)	40.88	37.44	833,358	0.30	0.30	1.13	3
(0.42)	30.12	8.05	647,237	0.30	0.30	1.39	4	[f]
(0.63)	28.29	(16.71)	651,723	0.30	0.30	1.20	7
(0.34)	34.59	43.50	838,804	0.30	0.30	1.05	7	[f]

(0.68)	47.91	20.74	33,528,311	0.04	0.00	1.29	7
(0.51)	40.32	37.85	28,468,770	0.05	0.00	1.42	3
(0.51)	29.71	8.40	21,801,793	0.05	0.00	1.68	4	[f]
(0.73)	27.91	(16.46)	19,193,641	0.05	0.00	1.50	7
(0.41)	34.13	43.88	20,403,908	0.05	0.00	1.34	7	[f]

Nuveen Equity Index Funds  ■  Prospectus     135

Financial highlights

Nuveen Large Cap Growth Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class I
10/31/25	$ 64.15	$ 0.33		$ 18.76	$ 19.09	$ (0.33)	$ (1.78)
10/31/24	45.52	0.33		19.25	19.58	(0.36)	(0.59)
10/31/23	42.34	0.33		6.88	7.21	(0.36)	(3.67)
10/31/22	61.13	0.35		(14.14)	(13.79)	(0.44)	(4.56)
10/31/21	43.57	0.32		18.12	18.44	(0.29)	(0.59)

Class R6
10/31/25	64.32	0.38		18.81	19.19	(0.40)	(1.78)
10/31/24	45.62	0.39		19.29	19.68	(0.39)	(0.59)
10/31/23	42.43	0.39		6.88	7.27	(0.41)	(3.67)
10/31/22	61.25	0.41		(14.17)	(13.76)	(0.50)	(4.56)
10/31/21	43.65	0.39		18.15	18.54	(0.35)	(0.59)

Retirement Class
10/31/25	64.79	0.21		18.96	19.17	(0.25)	(1.78)
10/31/24	45.97	0.24		19.45	19.69	(0.28)	(0.59)
10/31/23	42.70	0.29		6.94	7.23	(0.29)	(3.67)
10/31/22	61.61	0.29		(14.28)	(13.99)	(0.36)	(4.56)
10/31/21	43.91	0.26		18.27	18.53	(0.24)	(0.59)

[a]				Based on average shares outstanding.
[b]				Total returns are not annualized.
[f]				Does not include in-kind transactions.

136     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (2.11)	$ 81.13	30.35%	$235,797	0.12%	0.12%	0.48%	27%
(0.95)	64.15	43.61	198,405	0.16	0.16	0.57	27
(4.03)	45.52	18.74	170,531	0.16	0.16	0.76	32	[f]
(5.00)	42.34	(24.73)	84,495	0.16	0.16	0.72	34
(0.88)	61.13	42.93	81,993	0.17	0.17	0.61	31

(2.18)	81.33	30.45	16,532,578	0.05	0.05	0.55	27
(0.98)	64.32	43.76	13,554,206	0.05	0.05	0.67	27
(4.08)	45.62	18.86	9,494,986	0.05	0.05	0.90	32	[f]
(5.06)	42.43	(24.65)	8,034,639	0.05	0.05	0.84	34
(0.94)	61.25	43.11	10,180,858	0.05	0.05	0.73	31

(2.03)	81.93	30.14	1,826,042	0.29	0.29	0.30	27
(0.87)	64.79	43.37	1,277,741	0.30	0.30	0.42	27
(3.96)	45.97	18.58	867,718	0.30	0.30	0.66	32	[f]
(4.92)	42.70	(24.84)	757,262	0.30	0.30	0.58	34
(0.83)	61.61	42.77	1,085,055	0.30	0.30	0.48	31

Nuveen Equity Index Funds  ■  Prospectus     137

Financial highlights

Nuveen Large Cap Value Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class I
10/31/25	$ 26.57	$ 0.51		$ 2.36	$ 2.87	$ (0.49)	$ (0.26)
10/31/24	21.35	0.50		5.84	6.34	(0.52)	(0.60)
10/31/23	22.24	0.47		(0.45)	0.02	(0.42)	(0.49)
10/31/22	24.82	0.44		(2.14)	(1.70)	(0.41)	(0.47)
10/31/21	17.67	0.36		7.22	7.58	(0.43)	—

Class R6
10/31/25	26.57	0.53		2.37	2.90	(0.52)	(0.26)
10/31/24	21.34	0.53		5.83	6.36	(0.53)	(0.60)
10/31/23	22.29	0.52		(0.48)	0.04	(0.50)	(0.49)
10/31/22	24.89	0.48		(2.16)	(1.68)	(0.45)	(0.47)
10/31/21	17.72	0.44		7.19	7.63	(0.46)	—

Retirement Class
10/31/25	27.09	0.48		2.41	2.89	(0.45)	(0.26)
10/31/24	21.74	0.48		5.95	6.43	(0.48)	(0.60)
10/31/23	22.68	0.48		(0.48)	—	(0.45)	(0.49)
10/31/22	25.32	0.43		(2.20)	(1.77)	(0.40)	(0.47)
10/31/21	18.03	0.39		7.32	7.71	(0.42)	—

[a]				Based on average shares outstanding.
[b]				Total returns are not annualized.
[f]				Does not include in-kind transactions.

138     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.75)	$ 28.69	10.97%	$120,952	0.13%	0.13%	1.89%	31%
(1.12)	26.57	30.76	107,708	0.17	0.17	2.05	27
(0.91)	21.35	(0.04)	101,091	0.18	0.18	2.15	26	[f]
(0.88)	22.24	(7.11)	17,967	0.19	0.19	1.92	21
(0.43)	24.82	43.47	16,207	0.19	0.19	1.60	29

(0.78)	28.69	11.09	10,234,471	0.05	0.05	1.98	31
(1.13)	26.57	30.90	9,288,489	0.05	0.05	2.15	27
(0.99)	21.34	0.09	6,571,229	0.05	0.05	2.34	26	[f]
(0.92)	22.29	(6.99)	6,667,880	0.05	0.05	2.08	21
(0.46)	24.89	43.69	7,684,426	0.05	0.05	1.93	29

(0.71)	29.27	10.82	1,272,209	0.30	0.30	1.74	31
(1.08)	27.09	30.56	1,471,227	0.30	0.30	1.92	27
(0.94)	21.74	(0.13)	1,311,133	0.30	0.30	2.09	26	[f]
(0.87)	22.68	(7.25)	1,233,751	0.30	0.30	1.83	21
(0.42)	25.32	43.28	1,279,443	0.30	0.30	1.67	29

Nuveen Equity Index Funds  ■  Prospectus     139

Financial highlights

Nuveen S&P 500 Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class I
10/31/25	$ 62.77	$ 0.75		$ 12.46	$ 13.21	$ (0.72)	$ (0.17)
10/31/24	46.21	0.73		16.54	17.27	(0.71)	—
10/31/23	42.76	0.69		3.51	4.20	(0.64)	(0.11)
10/31/22	50.99	0.63		(8.00)	(7.37)	(0.57)	(0.29)
10/31/21	36.27	0.56		14.74	15.30	(0.58)	—

Class R6
10/31/25	62.93	0.84		12.50	13.34	(0.81)	(0.17)
10/31/24	46.33	0.80		16.57	17.37	(0.77)	—
10/31/23	42.87	0.76		3.50	4.26	(0.69)	(0.11)
10/31/22	51.11	0.69		(8.00)	(7.31)	(0.64)	(0.29)
10/31/21	36.35	0.62		14.77	15.39	(0.63)	—

Retirement Class
10/31/25	62.35	0.67		12.37	13.04	(0.66)	(0.17)
10/31/24	45.91	0.65		16.44	17.09	(0.65)	—
10/31/23	42.49	0.64		3.47	4.11	(0.58)	(0.11)
10/31/22	50.67	0.57		(7.94)	(7.37)	(0.52)	(0.29)
10/31/21	36.06	0.51		14.64	15.15	(0.54)	—

[a]				Based on average shares outstanding.
[b]				Total returns are not annualized.
[f]				Does not include in-kind transactions.

140     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.89)	$ 75.09	21.24%	$233,100	0.17%	0.17%	1.14%	8%
(0.71)	62.77	37.75	174,689	0.18	0.18	1.28	3
(0.75)	46.21	9.95	134,151	0.18	0.18	1.52	2	[f]
(0.86)	42.76	(14.74)	114,843	0.18	0.18	1.35	5
(0.58)	50.99	42.63	134,424	0.18	0.18	1.25	7	[f]

(0.98)	75.29	21.40	8,409,532	0.05	0.05	1.26	8
(0.77)	62.93	37.91	7,512,868	0.05	0.05	1.41	3
(0.80)	46.33	10.09	5,617,665	0.05	0.05	1.65	2	[f]
(0.93)	42.87	(14.62)	4,933,068	0.05	0.05	1.47	5
(0.63)	51.11	42.82	6,310,496	0.05	0.05	1.38	7	[f]

(0.83)	74.56	21.09	3,994,878	0.30	0.30	1.01	8
(0.65)	62.35	37.59	3,025,406	0.30	0.30	1.16	3
(0.69)	45.91	9.80	2,091,065	0.30	0.30	1.40	2	[f]
(0.81)	42.49	(14.83)	1,784,834	0.30	0.30	1.23	5
(0.54)	50.67	42.43	2,107,555	0.30	0.30	1.13	7	[f]

Nuveen Equity Index Funds  ■  Prospectus     141

Financial highlights

Nuveen Small Cap Blend Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class I
10/31/25	$ 24.80	$ 0.28		$ 3.22	$ 3.50	$ (0.39)	$ (1.19)
10/31/24	19.13	0.26		6.08	6.34	(0.37)	(0.30)
10/31/23	21.29	0.36		(2.16)	(1.80)	(0.29)	(0.07)
10/31/22	28.48	0.28		(5.20)	(4.92)	(0.29)	(1.98)
10/31/21	19.41	0.23		9.46	9.69	(0.23)	(0.39)

Class R6
10/31/25	24.88	0.29		3.23	3.52	(0.44)	(1.19)
10/31/24	19.17	0.32		6.09	6.41	(0.40)	(0.30)
10/31/23	21.34	0.39		(2.17)	(1.78)	(0.32)	(0.07)
10/31/22	28.54	0.32		(5.22)	(4.90)	(0.32)	(1.98)
10/31/21	19.45	0.27		9.47	9.74	(0.26)	(0.39)

Retirement Class
10/31/25	24.98	0.23		3.22	3.45	(0.37)	(1.19)
10/31/24	19.25	0.26		6.11	6.37	(0.34)	(0.30)
10/31/23	21.41	0.34		(2.17)	(1.83)	(0.26)	(0.07)
10/31/22	28.62	0.26		(5.24)	(4.98)	(0.25)	(1.98)
10/31/21	19.51	0.20		9.51	9.71	(0.21)	(0.39)

[a]				Based on average shares outstanding.
[b]				Total returns are not annualized.

142     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (1.58)	$ 26.72	14.37%	$22,239	0.06%	0.06%	1.16%	13%
(0.67)	24.80	33.79	23,031	0.46	0.24	1.14	18
(0.36)	19.13	(8.56)	11,803	0.71	0.20	1.71	16
(2.27)	21.29	(18.53)	12,338	0.67	0.21	1.22	25
(0.62)	28.48	50.57	13,774	0.76	0.20	0.85	33

(1.63)	26.77	14.40	2,957,675	0.05	0.05	1.21	13
(0.70)	24.88	34.11	2,837,755	0.06	0.06	1.38	18
(0.39)	19.17	(8.43)	2,204,534	0.05	0.05	1.86	16
(2.30)	21.34	(18.42)	2,548,376	0.06	0.06	1.38	25
(0.65)	28.54	50.75	3,552,723	0.05	0.05	1.00	33

(1.56)	26.87	14.06	675,591	0.30	0.30	0.96	13
(0.64)	24.98	33.71	660,483	0.31	0.31	1.13	18
(0.33)	19.25	(8.62)	570,342	0.30	0.30	1.62	16
(2.23)	21.41	(18.63)	742,366	0.31	0.31	1.12	25
(0.60)	28.62	50.39	1,095,078	0.30	0.30	0.75	33

Nuveen Equity Index Funds  ■  Prospectus     143

Financial highlights

Nuveen Emerging Markets Equity Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 11.43	$ 0.24		$ 2.91	$ 3.15	$ (0.28)	$ —
10/31/24	9.57	0.24		1.90	2.14	(0.28)	—
10/31/23	8.87	0.23		0.68	0.91	(0.21)	—
10/31/22	13.13	0.28		(4.30)	(4.02)	(0.24)	—
10/31/21	11.59	0.22		1.55	1.77	(0.23)	—

Class I
10/31/25	11.51	0.27		2.93	3.20	(0.30)	—
10/31/24	9.64	0.26		1.92	2.18	(0.31)	—
10/31/23	8.93	0.24		0.69	0.93	(0.22)	—
10/31/22	13.23	0.33		(4.36)	(4.03)	(0.27)	—
10/31/21	11.65	0.24		1.57	1.81	(0.23)	—

Premier Class
10/31/25	11.47	0.27		2.90	3.17	(0.29)	—
10/31/24	9.58	0.26		1.92	2.18	(0.29)	—
10/31/23	8.88	0.25		0.68	0.93	(0.23)	—
10/31/22	13.15	0.31		(4.32)	(4.01)	(0.26)	—
10/31/21	11.60	0.25		1.55	1.80	(0.25)	—

Class R6
10/31/25	11.49	0.29		2.91	3.20	(0.32)	—
10/31/24	9.61	0.28		1.92	2.20	(0.32)	—
10/31/23	8.91	0.27		0.68	0.95	(0.25)	—
10/31/22	13.20	0.32		(4.32)	(4.00)	(0.29)	—
10/31/21	11.64	0.27		1.56	1.83	(0.27)	—

Retirement Class
10/31/25	11.41	0.26		2.89	3.15	(0.29)	—
10/31/24	9.55	0.25		1.91	2.16	(0.30)	—
10/31/23	8.86	0.24		0.67	0.91	(0.22)	—
10/31/22	13.12	0.29		(4.30)	(4.01)	(0.25)	—
10/31/21	11.57	0.24		1.55	1.79	(0.24)	—

Class W
10/31/25	11.52	0.30		2.92	3.22	(0.33)	—
10/31/24	9.64	0.30		1.92	2.22	(0.34)	—
10/31/23	8.94	0.29		0.67	0.96	(0.26)	—
10/31/22	13.23	0.34		(4.33)	(3.99)	(0.30)	—
10/31/21	11.66	0.29		1.57	1.86	(0.29)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]				Does not include in-kind transactions.

144     Prospectus  ■  Nuveen Equity Index Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.28)	$ 14.30	28.24%	$21,864	0.50%	0.50%	2.04%	14%
(0.28)	11.43	22.88	16,860	0.49	0.49	2.22	5
(0.21)	9.57	10.20	16,665	0.49	0.49	2.31	14
(0.24)	8.87	(31.19)	16,002	0.53	0.50	2.51	7
(0.23)	13.13	15.32	23,317	0.56	0.56	1.65	33	[f]

(0.30)	14.41	28.57	5,523	0.24	0.24	2.29	14
(0.31)	11.51	23.14	4,876	0.29	0.29	2.45	5
(0.22)	9.64	10.32	4,602	0.29	0.29	2.37	14
(0.27)	8.93	(31.08)	6,895	0.33	0.33	3.01	7
(0.23)	13.23	15.61	4,300	0.32	0.32	1.77	33	[f]

(0.29)	14.35	28.42	11,029	0.30	0.30	2.23	14
(0.29)	11.47	23.22	8,173	0.31	0.31	2.45	5
(0.23)	9.58	10.39	8,771	0.31	0.31	2.43	14
(0.26)	8.88	(31.06)	22,113	0.34	0.34	2.74	7
(0.25)	13.15	15.58	28,510	0.33	0.33	1.80	33	[f]

(0.32)	14.37	28.63	1,577,535	0.15	0.15	2.41	14
(0.32)	11.49	23.43	1,346,384	0.16	0.16	2.58	5
(0.25)	9.61	10.52	1,053,054	0.16	0.16	2.63	14
(0.29)	8.91	(30.98)	1,010,505	0.19	0.19	2.91	7
(0.27)	13.20	15.77	1,165,241	0.18	0.18	1.96	33	[f]

(0.29)	14.27	28.35	1,141,620	0.40	0.40	2.14	14
(0.30)	11.41	23.07	800,393	0.41	0.41	2.34	5
(0.22)	9.55	10.19	562,249	0.41	0.41	2.41	14
(0.25)	8.86	(31.12)	438,986	0.44	0.44	2.64	7
(0.24)	13.12	15.55	556,244	0.43	0.43	1.74	33	[f]

(0.33)	14.41	28.82	6,033,682	0.15	0.00	2.53	14
(0.34)	11.52	23.54	4,865,035	0.16	0.00	2.75	5
(0.26)	9.64	10.69	3,571,788	0.16	0.00	2.82	14
(0.30)	8.94	(30.81)	3,053,793	0.19	0.00	3.07	7
(0.29)	13.23	16.00	3,377,750	0.18	0.00	2.17	33	[f]

Nuveen Equity Index Funds  ■  Prospectus     145

Financial highlights

Nuveen International Equity Index Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class I
10/31/25	$ 23.35	$ 0.70		$ 4.57	$ 5.27	$ (0.66)	$ —
10/31/24	19.71	0.52		3.77	4.29	(0.65)	—
10/31/23	17.56	0.72		1.95	2.67	(0.52)	—
10/31/22	23.51	0.61		(5.89)	(5.28)	(0.67)	—
10/31/21	17.90	0.59		5.42	6.01	(0.40)	—

Premier Class
10/31/25	23.32	0.69		4.57	5.26	(0.66)	—
10/31/24	19.70	0.66		3.61	4.27	(0.65)	—
10/31/23	17.55	0.61		2.05	2.66	(0.51)	—
10/31/22	23.48	0.59		(5.87)	(5.28)	(0.65)	—
10/31/21	17.87	0.58		5.42	6.00	(0.39)	—

Class R6
10/31/25	23.39	0.74		4.57	5.31	(0.70)	—
10/31/24	19.75	0.68		3.65	4.33	(0.69)	—
10/31/23	17.60	0.64		2.05	2.69	(0.54)	—
10/31/22	23.56	0.64		(5.91)	(5.27)	(0.69)	—
10/31/21	17.93	0.61		5.44	6.05	(0.42)	—

Retirement Class
10/31/25	23.95	0.69		4.70	5.39	(0.64)	—
10/31/24	20.22	0.64		3.72	4.36	(0.63)	—
10/31/23	18.00	0.60		2.11	2.71	(0.49)	—
10/31/22	24.08	0.60		(6.05)	(5.45)	(0.63)	—
10/31/21	18.32	0.57		5.56	6.13	(0.37)	—

Class W
10/31/25	23.40	0.75		4.58	5.33	(0.71)	—
10/31/24	19.77	0.70		3.63	4.33	(0.70)	—
10/31/23	17.61	0.65		2.06	2.71	(0.55)	—
10/31/22	23.57	0.65		(5.91)	(5.26)	(0.70)	—
10/31/21	17.94	0.63		5.43	6.06	(0.43)	—

[a]				Based on average shares outstanding.
[b]				Total returns are not annualized.
[f]				Does not include in-kind transactions.

146     Prospectus  ■  Nuveen Equity Index Funds

(concluded)

			Ratios and supplemental data

				Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.66)	$ 27.96	23.20%	$201,641	0.18%	0.18%	2.82%	9%
(0.65)	23.35	22.13	188,362	0.18	0.18	2.31	4
(0.52)	19.71	15.24	474,257	0.19	0.19	3.45	8	[f]
(0.67)	17.56	(23.10)	135,488	0.17	0.17	3.03	5
(0.40)	23.51	33.86	156,717	0.17	0.17	2.65	5	[f]

(0.66)	27.92	23.17	185,140	0.20	0.20	2.79	9
(0.65)	23.32	22.07	156,581	0.20	0.20	2.90	4
(0.51)	19.70	15.21	133,705	0.20	0.20	3.00	8	[f]
(0.65)	17.55	(23.10)	138,009	0.20	0.20	2.91	5
(0.39)	23.48	33.87	235,696	0.20	0.20	2.60	5	[f]

(0.70)	28.00	23.34	18,396,756	0.05	0.05	2.96	9
(0.69)	23.39	22.31	14,941,627	0.05	0.05	2.99	4
(0.54)	19.75	15.34	10,116,149	0.05	0.05	3.11	8	[f]
(0.69)	17.60	(23.00)	8,366,604	0.05	0.05	3.14	5
(0.42)	23.56	34.05	9,784,831	0.05	0.05	2.72	5	[f]

(0.64)	28.70	23.09	2,273,840	0.30	0.30	2.71	9
(0.63)	23.95	21.94	1,649,021	0.30	0.30	2.74	4
(0.49)	20.22	15.09	1,199,275	0.30	0.30	2.86	8	[f]
(0.63)	18.00	(23.20)	1,025,583	0.30	0.30	2.86	5
(0.37)	24.08	33.74	1,409,903	0.30	0.30	2.50	5	[f]

(0.71)	28.02	23.43	11,874,446	0.05	0.00	3.00	9
(0.70)	23.40	22.30	10,229,776	0.05	0.00	3.05	4
(0.55)	19.77	15.45	8,094,126	0.05	0.00	3.15	8	[f]
(0.70)	17.61	(22.96)	7,066,985	0.05	0.00	3.21	5
(0.43)	23.57	34.09	7,359,293	0.05	0.00	2.80	5	[f]

Nuveen Equity Index Funds  ■  Prospectus     147

Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

148     Prospectus  ■  Nuveen Equity Index Funds

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) or Nuveen Securities, LLC (“Nuveen Securities”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, Nuveen Fund Advisors or Nuveen Securities.

As used below, the phrase “Nuveen-sponsored mutual fund(s)” means any mutual fund for which Nuveen Fund Advisors serves as the investment adviser.

AMERIPRISE FINANCIAL

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Nuveen Equity Index Funds  ■  Prospectus     149

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder;

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;

150     Prospectus  ■  Nuveen Equity Index Funds

• redemptions made in connection with a return of excess contributions from an IRA account;

• shares purchased through a Right of Reinstatement (as defined above); and

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

SALES WAIVERS AND REDUCTIONS IN SALES CHARGES AVAILABLE AT ROBERT W. BAIRD & CO. (“BAIRD”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from another Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs

CDSC Waivers on Class A Shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in this prospectus

• Shares bought due to returns of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

Nuveen Equity Index Funds  ■  Prospectus     151

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in this prospectus

• Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Nuveen-sponsored mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of intent, which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds through Baird over a 13-month period of time

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after May 1, 2026, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Nuveen-sponsored mutual funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

152     Prospectus  ■  Nuveen Equity Index Funds

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Nuveen mutual funds, Scholars Choice 529, and MAP 529 assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Nuveen-sponsored mutual fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Nuveen-sponsored mutual fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Nuveen Equity Index Funds  ■  Prospectus     153

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load, and one of the following (“Right of Reinstatement”):

• The redemption and repurchase occur in the same account.

• The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining contingent deferred sales charge due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

154     Prospectus  ■  Nuveen Equity Index Funds

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings of a Nuveen-sponsored mutual fund to Class A shares of the same fund.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH JANNEY MONTGOMERY SCOTT LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Nuveen Equity Index Funds  ■  Prospectus     155

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans.

CDSC waivers on Class A shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Janney. Eligible Nuveen-sponsored mutual fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

156     Prospectus  ■  Nuveen Equity Index Funds

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

CDSC waivers on Class A Shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

Nuveen Equity Index Funds  ■  Prospectus     157

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Nuveen-sponsored mutual fund assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of any Nuveen-sponsored mutual fund, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are

158     Prospectus  ■  Nuveen Equity Index Funds

held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Shares purchased through a Merrill investment advisory program

• Brokerage class shares (e.g., Class A shares) exchanged from advisory class shares (e.g., Class I shares) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• Shares purchased through the Merrill Edge Self-Directed platform

• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees)

• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a Nuveen-sponsored mutual fund; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end Shares Available at Merrill

• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

• Shares sold due to return of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• Front-end shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Nuveen Equity Index Funds  ■  Prospectus     159

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of all Nuveen-sponsored mutual fund assets held in accounts in their Merrill Household. On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases of any Nuveen-sponsored mutual fund at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement. On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

CLASS A SHARE FRONT-END SALES CHARGE WAIVERS AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund

160     Prospectus  ■  Nuveen Equity Index Funds

pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH OPPENHEIMER & CO. INC.

Shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A Shares available at OPCO

• Death or disability of the shareholder

Nuveen Equity Index Funds  ■  Prospectus     161

• Shares sold as part of a systematic withdrawal plan as described in the prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a Right of Reinstatement

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at OPCO. Eligible Nuveen-sponsored mutual fund assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Transactions Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes

• Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

162     Prospectus  ■  Nuveen Equity Index Funds

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.

• It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

• Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.

Nuveen Equity Index Funds  ■  Prospectus     163

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

164     Prospectus  ■  Nuveen Equity Index Funds

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

• Shares purchased through a Raymond James investment advisory program.

• Shares purchased of a Nuveen-sponsored mutual fund through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Nuveen Equity Index Funds  ■  Prospectus     165

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”) AND ITS BROKER DEALER AFFILIATES

Shareholders purchasing or holding Nuveen-sponsored mutual fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Nuveen-sponsored mutual funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A shares of Money Market Funds not assessed a sales charge. Nuveen-sponsored mutual fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

166     Prospectus  ■  Nuveen Equity Index Funds

The employer maintaining a SEP IRA plan and/or Simple IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Nuveen-sponsored mutual fund.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase (known as “rights of reinstatement”). For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

• Shares from rollovers into Stifel from retirement plans to IRAs.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A Shares

• Shares sold due to death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

• Shares bought due to returns of excess contributions from an IRA Account.

Nuveen Equity Index Funds  ■  Prospectus     167

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares acquired through a right of reinstatement.

• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

• Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A Share Front-End Sales Charge Waivers Information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

· Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Effective April 1, 2026, employees of affiliate businesses will not be offered fund shares at NAV.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

168     Prospectus  ■  Nuveen Equity Index Funds

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Contingent Deferred Sales Charge Information

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A Front-End Load Discounts

Wells Fargo Advisors clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or with personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts.

CLASS A SALES CHARGE WAIVERS AVAILABLE ONLY THROUGH SPECIFIED INTERMEDIARIES

As described in the Prospectus, Class A shares may be purchased at net asset value (“NAV”) without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the Prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases.

The following intermediaries have entered into such an agreement:

 Baker & Co., Inc.
Cetera Advisor Networks LLC

Nuveen Equity Index Funds  ■  Prospectus     169

Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.
RDM Investment Services, Inc.
Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at NAV without a sales charge through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Charles Schwab & Co., Inc.

 Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.

 TIAA-CREF Individual & Institutional Services, LLC

170     Prospectus  ■  Nuveen Equity Index Funds

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For more information about Nuveen Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semi-annual Reports. The Funds’ annual and semi-annual reports and Form N-CSR provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. In the Funds’ Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Requesting documents. You can request a copy of the Funds’ SAI, these reports, and other information such as the Funds’ financial statements, without charge, or contact the Funds for any other purpose, in any of the following ways:

Over the Internet:

www.nuveen.com

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

The reports and other information are also available through the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	MPR-TCFEX-0826P

Mutual Funds	Prospectus

Nuveen International Funds

FEBRUARY 27, 2026, AS SUPPLEMENTED AUGUST 1, 2026

Ticker
Fund	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W

Nuveen Emerging Markets Equity Fund
	TEMRX	TEMHX	TEMPX	TEMLX	TEMSX	TEMVX

Nuveen International Equity Fund
	TIERX	TIEHX	TREPX	TIIEX	TRERX	TIEWX

Nuveen International Opportunities Fund
	TIOSX	TIOHX	TIOPX	TIOIX	TIOTX	TIOVX

Nuveen Quant International Small Cap Equity Fund
	TLISX	TAISX	TPISX	TIISX	TTISX	TAIWX

Nuveen International Responsible Equity Fund
	TSORX	TSOHX	TSOPX	TSONX	TSOEX	—

This Prospectus describes the Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares offered, as applicable, by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”).

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Emerging Markets Equity Fund

Investment objective 4

Fees and expenses 4

Shareholder fees 5

Annual Fund operating expenses 5

Example 5

Portfolio turnover 6

Principal investment strategies 6

Principal investment risks 7

Past performance 9

Portfolio management 12

Purchase and sale of Fund shares 12

Tax information 13

Payments to broker-dealers and other financial intermediary compensation 13

Summary information

International Equity Fund

Investment objective 14

Fees and expenses 14

Shareholder fees 14

Annual Fund operating expenses 15

Example 15

Portfolio turnover 16

Principal investment strategies 16

Principal investment risks 17

Past performance 19

Portfolio management 21

Purchase and sale of Fund shares 22

Tax information 23

Payments to broker-dealers and other financial intermediary compensation 23

Summary information

International Opportunities Fund

Investment objective 24

Fees and expenses 24

Shareholder fees 24

Annual Fund operating expenses 25

Example 25

Portfolio turnover 26

Principal investment strategies 26

Principal investment risks 26

Past performance 29

Portfolio management 32

Purchase and sale of Fund shares 32

Tax information 33

Payments to broker-dealers and other financial intermediary compensation 33

Summary information

Quant International Small Cap Equity Fund

Investment objective 34

Fees and expenses 34

Shareholder fees 34

Annual Fund operating expenses 35

Example 35

Portfolio turnover 36

Principal investment strategies 36

Principal investment risks 37

Past performance 40

Portfolio management 43

Purchase and sale of Fund shares 43

Tax information 44

Payments to broker-dealers and other financial intermediary compensation 44

Summary information

International Responsible Equity Fund

Investment objective 45

Fees and expenses 45

Shareholder fees 46

Annual Fund operating expenses 46

Example 46

Portfolio turnover 47

Principal investment strategies 47

Principal investment risks 49

Past performance 51

Portfolio management 53

Purchase and sale of Fund shares 54

Tax information 54

Payments to broker-dealers and other financial intermediary compensation 55

Additional information about investment strategies and risks of the Funds 55

Additional information about the Funds 55

Additional information on principal investment risks of the Funds 56

Global economic risk 68

Cybersecurity risk 69

Additional information about the Funds’ broad-based and benchmark indices 70

Additional information on investment strategies of the Funds 71

Portfolio holdings 73

Portfolio turnover 73

Investments by funds of funds 74

Share classes 74

Management of the Funds 74

The Funds’ investment adviser and sub-adviser 74

Investment management fees 75

Portfolio management teams 78

Other services 80

Distribution and service arrangements 81

All classes 81

Other payments by the Funds 81

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates 83

Calculating share price 84

Dividends and distributions 86

Taxes 87

How you can buy and sell shares 90

What share classes we offer 90

How to reduce your sales charge 97

Purchasing shares 100

Redeeming shares 106

Exchanging shares 111

Conversion of shares–applicable to all investors 112

Important transaction information 114

Frequent trading–applicable to all investors 117

Electronic prospectuses 119

Additional information about index providers 119

Additional information about the Trust and the Board of Trustees 120

Glossary 120

Financial highlights 121

Appendix – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries 132

Summary information

Nuveen Emerging Markets Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 90 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

4     Prospectus  ■  Nuveen International Funds

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.84%		0.84%		0.84%	0.84%	0.84%	0.84%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.19%	[1]	0.19%	[1]	0.05%	0.05%	0.30%	0.05%
Total annual Fund operating expenses	1.28%		1.03%		1.04%	0.89%	1.14%	0.89%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.89)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.28%		1.03%		1.04%	0.89%	1.14%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 1.30% of average daily net assets for Class A shares; (ii) 1.10% of average daily net assets for Class I shares; (iii) 1.10% of average daily net assets for Premier Class shares; (iv) 0.95% of average daily net assets for Class R6 shares; (v) 1.20% of average daily net assets for Retirement Class shares; and (vi) 0.95% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense

Nuveen International Funds  ■  Prospectus     5

reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$698	$105	$106	$91	$116	$0
3 years	$958	$328	$331	$284	$362	$0
5 years	$1,237	$569	$574	$493	$628	$0
10 years	$2,031	$1,259	$1,271	$1,096	$1,386	$0

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of emerging market issuers or in instruments with economic characteristics similar to emerging market equity securities. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that has primary operations in an emerging market. The Fund generally defines an “emerging market” as any of the countries or markets represented in the Fund’s benchmark index, the MSCI Emerging Markets® Index (“MSCI EM Index”), or any other country or market with similar emerging characteristics. The stock selection decisions of the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), drive Nuveen Asset Management’s country and regional asset allocations for the Fund. However, Nuveen Asset Management regularly compares the Fund’s sector and country exposure against the MSCI EM Index to assess its comparative investment exposures. Nuveen Asset Management looks for companies of any size that it believes have sustainable earnings growth, focused management with successful track records, unique and easy-to-understand franchises (brands), stock prices that do not fully reflect the stock’s potential value (based on current earnings, assets, and long-term growth

6     Prospectus  ■  Nuveen International Funds

prospects), and consistent generation of free cash flow. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund may purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology and financials sectors, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in China, although this may change over time.

Nuveen International Funds  ■  Prospectus     7

Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

8     Prospectus  ■  Nuveen International Funds

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share

Nuveen International Funds  ■  Prospectus     9

classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Emerging Markets Equity Fund

Best quarter: 23.74%, for the quarter ended June 30, 2020. Worst quarter: -28.45%, for the quarter ended March 31, 2020.

10     Prospectus  ■  Nuveen International Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (08/31/2010)
Return before taxes	36.05%	0.61%	7.06%	N/A
Return after taxes on distributions	34.15%	–1.28%	5.64%	N/A
Return after taxes on distributions
and sale of Fund shares	21.31%	–0.19%	5.35%	N/A
Class I (12/04/2015)
Return before taxes	35.85%	0.53%	6.99%	N/A
Premier Class (08/31/2010)
Return before taxes	35.80%	0.51%	6.93%	N/A
Retirement Class (08/31/2010)
Return before taxes	35.75%	0.45%	6.88%	N/A
Class A (08/31/2010)*
Return before taxes	27.77%	–0.94%	6.04%	N/A
Class W (09/28/2018)
Return before taxes	37.32%	1.52%	N/A	6.68%

MSCI Emerging Markets Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	33.57%	4.20%	8.42%	6.62%

Current performance of the Fund’s shares may be higher or lower than that shown above.
+	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Nuveen International Funds  ■  Prospectus     11

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Barton Grenning	Willis Tsai
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2015	since 2023

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

12     Prospectus  ■  Nuveen International Funds

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen International Funds  ■  Prospectus     13

Summary information

Nuveen International Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 90 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

14     Prospectus  ■  Nuveen International Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.44%		0.44%		0.44%	0.44%	0.44%	0.44%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.13%	[1]	0.11%	[1]	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.82%		0.55%		0.60%	0.45%	0.70%	0.45%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.45)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.82%		0.55%		0.60%	0.45%	0.70%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.95% of average daily net assets for Class A shares; (ii) 0.75% of average daily net assets for Class I shares; (iii) 0.75% of average daily net assets for Premier Class shares; (iv) 0.60% of average daily net assets for Class R6 shares; (v) 0.85% of average daily net assets for Retirement Class shares; and (vi) 0.60% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$654	$56	$61	$46	$72	$0
3 years	$822	$176	$192	$144	$224	$0
5 years	$1,004	$307	$335	$252	$390	$0
10 years	$1,530	$689	$750	$567	$871	$0

Nuveen International Funds  ■  Prospectus     15

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. The Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may invest in companies of all sizes, including smaller, lesser-known companies where Nuveen Asset Management believes it has some unique insights into the company. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Nuveen Asset Management typically invests in companies that can demonstrate an ability to generate free cash flow and strong market share. In addition, Nuveen Asset Management looks for companies with performance oriented management that focuses on growth through innovation, sustainable earnings growth and shareholder returns. Nuveen Asset Management will typically invest in these types of companies when Nuveen Asset Management believes that their stock prices do not fully reflect the stock’s potential value, based on current earnings, assets and long-term growth prospects.

The Fund is actively managed; however, Nuveen Asset Management regularly reviews the Fund’s sector and country exposure against the Fund’s benchmark index, the MSCI EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE Index”), to seek to control risk.

The Fund may purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

16     Prospectus  ■  Nuveen International Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or

Nuveen International Funds  ■  Prospectus     17

performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

18     Prospectus  ■  Nuveen International Funds

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The

Nuveen International Funds  ■  Prospectus     19

returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Equity Fund

Best quarter: 21.00%, for the quarter ended June 30, 2020. Worst quarter: -24.85%, for the quarter ended March 31, 2020.

20     Prospectus  ■  Nuveen International Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (07/01/1999)
Return before taxes	33.33%	8.23%	8.03%	N/A
Return after taxes on distributions	29.30%	7.18%	7.22%	N/A
Return after taxes on distributions
and sale of Fund shares	21.43%	6.37%	6.42%	N/A
Class I (12/04/2015)
Return before taxes	33.26%	8.13%	7.92%	N/A
Premier Class (09/30/2009)
Return before taxes	33.06%	8.07%	7.87%	N/A
Retirement Class (10/01/2002)
Return before taxes	32.99%	7.96%	7.76%	N/A
Class A (03/31/2006)*
Return before taxes	25.34%	6.62%	7.04%	N/A
Class W (09/28/2018)
Return before taxes	33.93%	8.72%	N/A	8.52%

MSCI EAFE® Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	31.22%	8.92%	8.18%	8.14%

Current performance of the Fund’s shares may be higher or lower than that shown above.
+	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	John Tribolet	Gregory Mancini
Title:	Managing Director	Senior Managing Director
Experience on Fund:	since 2020	since 2020

Nuveen International Funds  ■  Prospectus     21

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

22     Prospectus  ■  Nuveen International Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen International Funds  ■  Prospectus     23

Summary information

Nuveen International Opportunities Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 90 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

24     Prospectus  ■  Nuveen International Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.58%		0.58%		0.58%	0.58%	0.58%	0.58%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.14%	[1]	0.10%	[1]	0.02%	0.02%	0.27%	0.02%
Total annual Fund operating expenses	0.97%		0.68%		0.75%	0.60%	0.85%	0.60%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.60)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.97%		0.68%		0.75%	0.60%	0.85%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 1.05% of average daily net assets for Class A shares; (ii) 0.85% of average daily net assets for Class I shares; (iii) 0.85% of average daily net assets for Premier Class shares; (iv) 0.70% of average daily net assets for Class R6 shares; (v) 0.95% of average daily net assets for Retirement Class shares; and (vi) 0.70% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$668	$69	$77	$61	$87	$0
3 years	$866	$218	$240	$192	$271	$0
5 years	$1,080	$379	$417	$335	$471	$0
10 years	$1,696	$847	$930	$750	$1,049	$0

Nuveen International Funds  ■  Prospectus     25

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal investment strategies

The Fund primarily invests in equity securities of issuers in developed and emerging markets located around the world but outside the United States. The Fund anticipates investing in a number of foreign markets, but at a minimum it will invest in at least three countries outside the United States. The Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from this stock selection. The Fund may invest in companies of all sizes.

Nuveen Asset Management typically invests in companies that it believes can demonstrate positive and sustainable structural change. In addition, Nuveen Asset Management looks for companies in the early stages of a structural growth opportunity driven by differentiated products and/or services that maintain strong barriers to entry, continue to outgrow peers and demonstrate accelerating top-line growth with margin expansion. Nuveen Asset Management will typically invest in these types of companies when Nuveen Asset Management believes that their stock prices do not fully reflect the stock’s potential value, based on current earnings, assets and long-term growth prospects.

The Fund is actively managed; however, Nuveen Asset Management regularly reviews the Fund’s sector and country exposure against the Fund’s benchmark index, the MSCI ACWI (All Country World Index) ex USA®Growth Index (the “MSCI ACWI ex USA Growth Index”), to seek to control risk.

The Fund may purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and

26     Prospectus  ■  Nuveen International Funds

its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging

Nuveen International Funds  ■  Prospectus     27

market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short

28     Prospectus  ■  Nuveen International Funds

periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

Nuveen International Funds  ■  Prospectus     29

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Opportunities Fund

Best quarter: 33.30%, for the quarter ended June 30, 2020. Worst quarter: -22.53%, for the quarter ended March 31, 2020.

30     Prospectus  ■  Nuveen International Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (04/12/2013)
Return before taxes	20.39%	1.78%	7.68%	N/A
Return after taxes on distributions	18.15%	0.87%	7.05%	N/A
Return after taxes on distributions
and sale of Fund shares	12.94%	1.27%	6.19%	N/A
Class I (12/04/2015)
Return before taxes	20.34%	1.70%	7.60%	N/A
Premier Class (04/12/2013)
Return before taxes	20.24%	1.65%	7.54%	N/A
Retirement Class (04/12/2013)
Return before taxes	20.09%	1.59%	7.48%	N/A
Class A (04/12/2013)*
Return before taxes	13.00%	0.21%	6.62%	N/A
Class W (09/28/2018)
Return before taxes	21.13%	2.39%	N/A	6.81%

MSCI ACWI ex USA
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	32.39%	7.91%	8.41%	7.94%

MSCI ACWI ex USA Growth
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	25.65%	4.01%	7.92%	7.26%

Current performance of the Fund’s shares may be higher or lower than that shown above.
+	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Effective August 7, 2025, the Fund selected the MSCI ACWI ex USA Growth Index to replace the MSCI ACWI ex USA Index as a Fund benchmark index because it more closely reflects how the Fund is managed. The

MSCI ACWI ex USA Index will remain the Fund’s broad-based securities market index.

Nuveen International Funds  ■  Prospectus     31

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Gregory Mancini	John Tribolet
Title:	Senior Managing Director	Managing Director
Experience on Fund:	since 2025	since 2025

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

32     Prospectus  ■  Nuveen International Funds

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen International Funds  ■  Prospectus     33

Summary information

Nuveen Quant International Small Cap Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 90 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

34     Prospectus  ■  Nuveen International Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.64%		0.64%		0.64%	0.64%	0.64%	0.64%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.20%	[1]	0.18%	[1]	0.12%	0.07%	0.32%	0.07%
Total annual Fund operating expenses	1.09%		0.82%		0.91%	0.71%	0.96%	0.71%
Waivers and expense reimbursements[2]	—		—		(0.01)%	—	—	(0.71)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.09%		0.82%		0.90%	0.71%	0.96%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 1.10% of average daily net assets for Class A shares; (ii) 0.90% of average daily net assets for Class I shares; (iii) 0.90% of average daily net assets for Premier Class shares; (iv) 0.75% of average daily net assets for Class R6 shares; (v) 1.00% of average daily net assets for Retirement Class shares; and (vi) 0.75% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$680	$84	$92	$73	$98	$0
3 years	$902	$262	$289	$227	$306	$0
5 years	$1,141	$455	$503	$395	$531	$0
10 years	$1,827	$1,014	$1,119	$883	$1,178	$0

Nuveen International Funds  ■  Prospectus     35

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities of foreign issuers. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes have favorable prospects for long-term capital appreciation. A “small-cap” equity security is a security within the capitalization range of the companies included in the Fund’s benchmark index, the MSCI ACWI ex USA Small Cap® Index (the “Index”). The market capitalization range is determined based on the companies in the Index as of the last business day of the month in which the Index was most recently rebalanced and may be updated to reflect any changes to the Index composition and the market capitalization of companies in the Index. The Fund may invest in equity securities of small companies across a wide range of sectors, growth rates and valuations. From time to time, Nuveen Asset Management reviews the Fund’s sector and country exposure against the Index to seek to control risk in relation to the Index. The Fund may invest in emerging markets to varying degrees, depending on stock-specific opportunities. The Fund considers investments of foreign issuers to generally include any one or more of the following: (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Nuveen Asset Management uses proprietary quantitative models, or models utilizing econometric and mathematical techniques based on financial and

36     Prospectus  ■  Nuveen International Funds

investment theories, to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, and the following additional inputs may also be considered: weightings of the stock and its corresponding sector in the benchmark, correlations of the stocks in the universe and trading costs. The Fund may purchase foreign equity securities denominated in U.S. dollars or in non-U.S. dollar currencies, and equity securities issued in connection with reorganizations and other special situations. Although Nuveen Asset Management does not anticipate that the Fund will have significant exposure to equity securities issued in connection with reorganizations and other special situations, the Fund is not subject to any preset limit.

The overall goal is to build a portfolio of stocks that generate a favorable long-term total return, while also managing the relative risk of the Fund versus the Index. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Nuveen Asset Management’s understanding of the interplay of market factors and does not assure the Fund will perform as intended. The markets or the prices of individual securities may be affected by factors not taken into account in Nuveen Asset Management’s analysis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the industrials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

Nuveen International Funds  ■  Prospectus     37

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to

38     Prospectus  ■  Nuveen International Funds

purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on the Fund’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Fund investments in securities of small-cap companies are often less liquid than Fund investments in securities of larger companies.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Nuveen International Funds  ■  Prospectus     39

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year since inception of Class R6. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

40     Prospectus  ■  Nuveen International Funds

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Quant International Small Cap Equity Fund

Best quarter: 23.57%, for the quarter ended June 30, 2020. Worst quarter: -32.23%, for the quarter ended March 31, 2020.

Nuveen International Funds  ■  Prospectus     41

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Since inception (12/09/2016)	Class W Since inception (09/28/2018)
Class R6 (12/09/2016)
Return before taxes	35.66%	8.72%	7.91%	N/A
Return after taxes on distributions	32.04%	7.34%	6.57%	N/A
Return after taxes on distributions
and sale of Fund shares	21.86%	6.51%	5.95%	N/A
Class I (12/09/2016)
Return before taxes	35.65%	8.68%	7.85%	N/A
Premier Class (12/09/2016)
Return before taxes	35.45%	8.52%	7.74%	N/A
Retirement Class (12/09/2016)
Return before taxes	35.38%	8.47%	7.67%	N/A
Class A (12/09/2016)*
Return before taxes	27.53%	7.03%	6.78%	N/A
Class W (09/28/2018)
Return before taxes	36.75%	9.52%	N/A	7.84%

MSCI ACWI ex USA
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses or other taxes)	32.39%	7.91%	8.78%	7.94%

MSCI ACWI ex USA Small Cap Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses or other taxes)	29.26%	6.91%	8.62%	7.33%

Current performance of the Fund’s shares may be higher or lower than that shown above.
+	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

42     Prospectus  ■  Nuveen International Funds

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Max Kozlov, CFA	Yuchang (Charles) Huang, CFA
Title:	Managing Director	Senior Director
Experience on Fund:	since 2020	since 2023

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

Nuveen International Funds  ■  Prospectus     43

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44     Prospectus  ■  Nuveen International Funds

Summary information

Nuveen International Responsible Equity Fund

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall foreign equity markets while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 90 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

Nuveen International Funds  ■  Prospectus     45

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class

Management fees	0.30%		0.30%		0.30%	0.30%	0.30%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—
Other expenses	0.16%	[1]	0.07%	[1]	0.04%	0.03%	0.28%
Total annual Fund operating expenses	0.71%		0.37%		0.49%	0.33%	0.58%
Waivers and expense reimbursements[2]	(0.13)%		(0.13)%		(0.13)%	(0.13)%	(0.13)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.58%		0.24%		0.36%	0.20%	0.45%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.75% of average daily net assets for Class A shares; (ii) 0.55% of average daily net assets for Class I shares; (iii) 0.55% of average daily net assets for Premier Class shares; (iv) 0.40% of average daily net assets for Class R6 shares; and (v) 0.65% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. Nuveen Fund Advisors has also agreed to waive fees and/or reimburse expenses to reduce the maximum Total annual operating expenses detailed above for each class of the Fund by 0.13%. This waiver and/or reimbursement arrangement may be terminated or modified prior to July 31, 2028 only with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in

46     Prospectus  ■  Nuveen International Funds

the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class
1 year	$631	$25	$37	$20	$46
3 years	$760	$88	$127	$75	$155
5 years	$919	$177	$244	$155	$294
10 years	$1,380	$438	$587	$388	$697

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers that meet the Fund’s ESG criteria. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund attempts to achieve the return of the foreign equity markets, as represented by its benchmark index, the MSCI EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE Index”), while taking into consideration certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. Fund holdings may be denominated in U.S. dollars or non-U.S. dollar currencies. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

When selecting investments for the Fund, Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, considers certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories

Nuveen International Funds  ■  Prospectus     47

include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, thermal coal, adult entertainment, arctic oil and gas, oil sands extraction, for-profit prisons and gambling products and services.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon intensity in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

After the ESG evaluation process is conducted, Nuveen Asset Management then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. Under these quantitative investment techniques, the Fund uses a risk model to evaluate the stocks in which the Fund may invest and to inform the construction of a broadly diversified group of stocks.

While Nuveen Asset Management generally invests in companies that meet the ESG criteria, it is not required to invest in every company that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Fund investment. The ESG criteria the Fund takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fund’s shareholders.

Investing on the basis of ESG criteria is qualitative and subjective by nature. There can be no assurance that every Fund investment will meet ESG criteria, or will do so at all times, or that the ESG criteria or any judgment exercised by Nuveen Asset Management will reflect the beliefs or values of any particular investor.

48     Prospectus  ■  Nuveen International Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials and industrials sectors, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. The Fund currently invests a significant portion of its assets in companies located in Japan, although this may change over time. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public

Nuveen International Funds  ■  Prospectus     49

information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s

50     Prospectus  ■  Nuveen International Funds

investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class A over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen International Funds  ■  Prospectus     51

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen International Responsible Equity Fund

Best quarter: 18.24%, for the quarter ended December 31, 2022. Worst quarter: -22.29%, for the quarter ended March 31, 2020.

52     Prospectus  ■  Nuveen International Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (08/07/2015)
Return before taxes	28.59%	8.58%	8.33%
Return after taxes on distributions	25.87%	7.60%	7.62%
Return after taxes on distributions
and sale of Fund shares	17.10%	6.54%	6.63%
Class I (12/04/2015)
Return before taxes	28.63%	8.49%	8.24%
Premier Class (08/07/2015)
Return before taxes	28.44%	8.41%	8.15%
Retirement Class (08/07/2015)
Return before taxes	28.31%	8.32%	8.06%
Class A (08/07/2015)*
Return before taxes	20.77%	6.98%	7.34%

MSCI EAFE® Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)	31.22%	8.92%	8.18%

Current performance of the Fund’s shares may be higher or lower than that shown above.
+	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2015	since 2022	since 2024

Nuveen International Funds  ■  Prospectus     53

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

54     Prospectus  ■  Nuveen International Funds

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

This Prospectus describes the Funds and their investment objectives, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Funds are an appropriate investment. The investment objectives of the Funds and their non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. Certain investment restrictions described in the Funds’ Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” sections of this Prospectus, some Funds may have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the type of securities suggested by their names. Certain derivative instruments that have economic characteristics similar to the securities included in a Fund’s 80% investment policy may be included in the Fund’s 80% policy. Shareholders will receive at least 60 days’ prior written notice before changes are made to this 80% policy.

The environmental, social and governance (“ESG”) criteria utilized by the International Responsible Equity Fund evaluate issuers of equity securities in connection with certain environmental, social and governance assessment categories in reliance on input from ESG vendor(s). Examples of environmental assessment categories are: climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations. Subject to Board review, the Fund has the right to change the ESG vendor(s) at any time and

Nuveen International Funds  ■  Prospectus     55

to change the number of vendors providing this service. While the International Responsible Equity Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the Fund may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

Nuveen Asset Management may, for temporary defensive purposes, invest some or all of the Funds’ assets in cash and money market instruments, although Nuveen Asset Management is not obligated to do so. In doing so, the Funds may be successful in reducing market losses but may otherwise not achieve their investment objectives. Cash assets are generally not income-generating and would impact a Fund’s performance.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval.

The Funds are not appropriate for excessive trading or market timing. You should not invest in the Funds if you are an excessive trader or a market timer.

There can be no assurances that a Fund will achieve its investment objective and investors should not consider an investment in any one Fund to be a complete investment program.

Investors should be aware that investments made by a Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Nuveen Fund Advisors, Nuveen Asset Management or one of their affiliates acts as an investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to those of the Funds.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Funds

The Funds invest primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to investments in equity securities and other instruments. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. More specifically, each Fund may be subject to the following principal investment risks:

• Active Management Risk—The risk that the performance of a Fund, which is actively managed, reflects in part the ability of Nuveen Asset Management to make active investment, strategic or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy,

56     Prospectus  ■  Nuveen International Funds

investment selection or trading execution, a Fund could underperform its benchmark or other mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Benchmark Risk—The risk that the performance of the International Responsible Equity Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses.

• Counterparty and Third Party Risk—Transactions involving a counterparty to a derivative or other instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. If a counterparty defaults, a Fund may have contractual remedies but the Fund may be unable to enforce them due to the application of bankruptcy, insolvency and other laws affecting the rights of creditors. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. A Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities or derivatives transactions through a single broker, dealer, or futures commission merchant.

• Currency Management Strategies Risk—Currency management strategies, including forward currency contracts, may substantially change a Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as Nuveen Asset Management expects. In addition, currency management strategies, to the extent that such strategies reduce a Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Nuveen Asset Management’s use of currency management strategies will benefit a Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets. Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. Currency rates in foreign countries may

Nuveen International Funds  ■  Prospectus     57

fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, such currency hedging may not be successful and may lower a Fund’s potential returns. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund’s investments. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or other diplomatic or geopolitical developments.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity or fixed-income derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Derivatives such as swaps are particularly subject to risks such as liquidity risk, interest rate risk, market risk, legal risk and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement obligations for a Fund. A Fund may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities

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prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivatives can create leverage by magnifying investment losses or gains, and a Fund could lose more than the amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose a Fund to other risks, and may be insufficient to protect a Fund from the risks they were intended to hedge.

• Emerging Markets Risk—The risks of foreign investment often increases in countries with emerging markets or those economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Nuveen Asset Management’s ability to evaluate local companies or their potential impact on a Fund’s performance. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries and may be more vulnerable to market manipulation. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to enforce certain regulatory or legal obligations or otherwise bring actions against bad actors in emerging market countries. National policies (including sanctions programs) may limit a Fund’s investment opportunities including restrictions on investment in issuers or industries deemed sensitive to national interests. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades, as well as the custody of securities by local banks, agents and depositories. The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

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• ESG Risk—The risk that because the International Responsible Equity Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. Nuveen Asset Management’s evaluation of ESG criteria in connection with its management of the Fund may also cause the Fund’s performance to differ from funds that do not use such criteria. Sustainability data, including sustainability data obtained from independent research vendor(s), may be incomplete, inaccurate, inconsistent or unavailable, which could adversely affect the analysis of a particular investment, and Nuveen Asset Management does not guarantee the accuracy of such data. It is possible that the investments identified by Nuveen Asset Management as being aligned with its ESG criteria will not operate as expected or that, because the assessment of whether an issuer meets the ESG criteria is conducted at the time of investment, an issuer initially meeting the criteria will not continue to do so over time. Investors may differ in their view of whether a particular investment fits within the ESG criteria and, as a result, the Fund may invest in issuers that do not reflect the beliefs and/or values of any particular investor. The decision not to invest in certain investments as a result of the ESG criteria may adversely affect Fund performance at times when such investments are performing well. The regulatory landscape with respect to ESG investing in the U.S. is still under development and, as a result, future regulations and/or rules adopted by applicable regulators could require the Fund to change or adjust its investment process with respect to ESG investing.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Additionally, to the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security. Foreign companies with

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securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs, which could lead to price volatility and overall declines in U.S. and global markets. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations. Differences in clearance, custody, and settlement requirements and/or procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in such markets and could result in losses to a Fund. To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country’s or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events

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that occur in a single country or region may adversely affect the values of that country’s or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Risks of Investing in China—The Emerging Markets Equity Fund currently invests a significant portion of its assets in companies located in China, although this may change over time. There are special risks associated with investments in China, including exposure to currency fluctuations, limited access to securities, potentially widespread trading suspensions and government interventions on Chinese-listed issuers, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). These risks are heightened by the underdeveloped state of China’s investment and banking systems in general; inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. Certain securities issued by companies located or operating in China, such as China A-shares, are subject to trading restrictions and quota limitations. Investments in companies based or operated in China through legal structures known as variable interest entities (“VIEs”), which are not formally recognized under Chinese law, are subject to the risk, among others, that China could cease to allow VIEs at any time or impose new restrictions on the structure. It is also possible that the contractual arrangements underlying VIEs could be

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deemed unenforceable in China, which could limit (or eliminate) the remedies and rights available to the VIE and its investors and result in significant economic losses. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons from investing in certain Chinese issuers, which may negatively impact the Fund’s investments. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries, which could have negative impacts on China, or other countries’, export industry and a negative impact on the Fund. Additionally, developing countries, such as China, may have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. In addition, the standards for environmental, social and corporate governance matters in China tend to be less stringent than such standards in more developed economies. For more information on the risks associated with investment in companies located in China, please see the Fund’s SAI.

• Risks of Investing in Japan—The International Equity Fund, Quant International Small Cap Equity Fund and International Responsible Equity Fund currently invest a significant portion of their assets in companies located in Japan, although this may change over time. There are special risks associated with investments in Japan, including exposure to currency fluctuations, foreign trade policy, regional economic disruption, government debt, aging and shrinking of the population, an uncertain financial sector, economic, political or social instability, low domestic consumption, natural disasters and certain corporate structural weaknesses. For more information on the risks associated with investment in companies located in Japan, please see the Funds’ SAI.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund

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because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices and/or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions, changes in interest rates or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Low-Carbon Risk—The risk that because the International Responsible Equity Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that the price of equity investments may fluctuate in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as

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significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as governmental actions and/or interventions (including, but not limited to, the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions), natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Certain securities may be difficult to value under such conditions. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Certain securities may be difficult to value under such conditions, and the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of a Fund’s shares and adversely affect the Fund and its investments. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Financials Sector Risk—A Fund may invest a significant portion of its assets in the financials sector. Securities of companies in the financials sector may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. A Fund may be adversely affected by events or developments negatively impacting the financials sector or issuers within the financials sector.

• Industrials Sector Risk—A Fund may invest a significant portion of its assets in the industrials sector. Securities of companies in the industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors. A Fund may be adversely affected by events or developments negatively impacting the industrials sector.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the information technology sector. Securities of

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companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, investor perception and/or confidence, and patent and intellectual property rights. A Fund may be adversely affected by events or developments negatively impacting the information technology sector.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Portfolio Turnover Risk—In pursuing its investment objectives, a Fund may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by a Fund. Such expenses may include bid-ask spreads, dealer mark-ups, and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). These costs, which are not reflected in annual fund operating expenses or in the example thereunder, may affect a Fund’s performance.

• Quantitative Analysis Risk—The risk that securities selected for Funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of a Fund’s portfolio.

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• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

In addition to the principal investment risks set forth above, there are other non-principal risks associated with investing in the Funds and their investments that are discussed elsewhere in the Funds’ Prospectus and in the Funds’ SAI. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

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Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions and tariffs and other governmental actions and/or interventions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser, Nuveen Fund Advisors, and sub-adviser, Nuveen Asset Management, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, sanctions and other measures could limit or prevent a Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments.

A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation), liquidity of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy, changes in monetary or economic policies (or expectations that these policies may change), public health policies, and other crises and responses by governments and companies to such crises. The market price of debt securities

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generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Therefore, the income generated by such debt instruments may not keep pace with inflation. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Cybersecurity risk

The Funds and their service providers (including, but not limited to, the Funds’ administrator, custodian, transfer agent, distributor and their delegates) are susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyber attacks. The use of cloud-based service providers and/or services could heighten or change these risks. Cybersecurity failures or breaches affecting the Funds and their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. There is no assurance that any such efforts to mitigate cybersecurity risks undertaken by a Fund, Nuveen Fund Advisors, Nuveen Asset Management, or their service providers will be effective. While such parties may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber attacks, disruptions, or failures.

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Additional information about the Funds’ broad-based and benchmark indices

This section includes information about the Funds’ broad-based securities market indices and benchmark indices. The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The broad-based securities market indices and the benchmark indices described below are unmanaged, and you cannot invest directly in the index.

MSCI Emerging Markets Index

This is the benchmark and broad-based securities market index for the Emerging Markets Equity Fund. The MSCI EM Index tracks the performance of the leading stocks in certain MSCI emerging market countries in the following areas: Europe, Asia, Africa, Latin America and the Middle East. MSCI constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, MSCI analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float-adjusted market representation of each country’s market is reached. When combined as the MSCI EM Index, the regional index captures approximately 85% of the free float-adjusted market capitalization of certain emerging market countries around the world.

The MSCI EM Index may include securities of large- and mid-cap issuers. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

MSCI EAFE Index

This is the benchmark and broad-based securities market index for the International Equity Fund and the International Responsible Equity Fund. The MSCI EAFE Index tracks the performance of the leading stocks in certain MSCI countries outside of North America in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free-float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free-float-adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE Index, the regional index captures approximately 85% of the free-float-adjusted market capitalization of certain countries around the world.

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The MSCI EAFE Index is primarily a large-capitalization index. MSCI determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

MSCI ACWI ex USA Index

This is the broad-based securities market index for the International Opportunities Fund and the Quant International Small Cap Equity Fund. The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large- and mid-capitalization representation of developed and emerging markets. The MSCI ACWI ex USA Index consists of 46 country indices comprising certain developed and emerging markets country indices.

MSCI ACWI ex USA Growth Index

This is the benchmark index for the International Opportunities Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI ACWI (All Country World Index) ex USA Growth Index captures large- and mid-capitalization securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries.

MSCI ACWI ex USA Small Cap Index

This is the benchmark index for the Quant International Small Cap Equity Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries.

Additional information on investment strategies of the Funds

The Funds may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Each Fund also may invest up to 20% of its assets in fixed-income investments. Each Fund may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Nuveen Asset Management determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI.

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Each Fund may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Fund losses during periods of market decline. In purchasing call and put options, a Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. Each Fund can also write (sell) put options. In writing put options, a Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Fund losses during periods of market decline.

In addition, each Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Nuveen Asset Management deems advisable for other reasons, a Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Each Fund may invest in instruments including exchange-traded notes (“ETNs”), equity-linked notes (“ELNs”) and futures contracts or other derivatives to achieve its investment objective. A Fund may also use such instruments for cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When a Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its NAV.

In seeking to manage currency exposure, a Fund may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

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Each Fund can invest in other derivatives, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps and equity-linked fixed-income securities, so long as these derivatives are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations, except that such instruments, as well as ETFs used for cash management purposes, will not be subject to the International Responsible Equity Fund’s ESG criteria, but may, in the case of ETFs, be subject to other ESG criteria. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. Each Fund may invest in derivatives for hedging purposes or to enhance investment return.

Please see the Funds’ SAI for more information on these and other investments the Funds may utilize.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio turnover

To the extent a Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater direct or indirect transaction costs, including brokerage commissions or bid-ask spreads, borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid directly by a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but may involve indirect transaction costs such as bid-ask spreads. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Funds are not subject to a specific limitation on portfolio turnover, and securities of a Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by a Fund may increase portfolio turnover. The portfolio turnover rates of the Funds are listed above in the “Summary information” sections and the portfolio turnover rates during recent fiscal periods are provided in the “Financial highlights” section below. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Nuveen Fund Advisors, Nuveen Asset Management or their affiliates. These investors may engage in

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reallocations, rebalancings or other activity that may increase a Fund’s portfolio turnover rate and brokerage costs. Nuveen Asset Management may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Investments by funds of funds

The Trust offers other investment portfolios structured as “funds of funds,” which means that they invest their assets in certain of the Trust’s other investment portfolios, including the Funds, and potentially in other investment pools or products (“Nuveen Funds of Funds”). At certain times, a Nuveen Fund of Funds or an unaffiliated fund of funds may be a significant or sole shareholder of a Fund. The Nuveen Funds of Funds are expected to hold a significant portion of Class W shares of the Funds. Investment decisions made with respect to the Nuveen Funds of Funds or by unaffiliated funds of funds could, under certain circumstances, negatively impact the Funds, with respect to the expenses, investment performance and liquidity profile of the Funds. For instance, large purchases or redemptions of shares of a Fund by the Nuveen Funds of Funds or unaffiliated funds of funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, and, in extreme cases, could threaten the continued viability of the Funds to operate as intended. As a result of the Nuveen Funds of Funds’ or unaffiliated funds of funds’ investment in certain Funds, such Funds may be limited in their ability to invest in other registered funds and private funds.

Share classes

Each Fund may offer Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser and sub-adviser

Effective August 1, 2026, Nuveen Fund Advisors is the Funds’ investment adviser. Nuveen Fund Advisors offers advisory and investment management

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services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Nuveen Fund Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Nuveen Fund Advisors and Nuveen Asset Management also manage the investment accounts of CREF. As of June 30, 2026, Nuveen LLC managed approximately $1.4 trillion in assets, of which approximately $167 billion was managed by Nuveen Fund Advisors.

Also effective August 1, 2026, Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds' assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to August 1, 2026, the Funds were managed by Teachers Advisors, LLC (“Advisors”), which merged into Nuveen Asset Management effective at the close of business on July 31, 2026 following an internal reorganization.

Investment management fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. Nuveen Fund Advisors serves as manager to various other registered investment companies that operate under the Nuveen name (collectively with the Funds, the “Nuveen Funds”). This pricing structure enables Fund shareholders to benefit from growth in the assets within the respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

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		Fee rate
	Assets under	(average daily
	management (billions)	net assets)
Nuveen Emerging Markets Equity Fund
	$0.0—$1.0	0.69%
	Over $1.0—$2.0	0.66%
	Over $2.0—$4.0	0.63%
	Over $4.0—$7.0	0.60%
	Over $7.0—$10.0	0.57%
	Over $10.0	0.54%

Nuveen International Equity Fund
	$0.0—$1.0	0.34%
	Over $1.0—$2.0	0.31%
	Over $2.0—$4.0	0.28%
	Over $4.0—$7.0	0.25%
	Over $7.0—$10.0	0.22%
	Over $10.0	0.19%

Nuveen International Opportunities Fund
	$0.0—$1.0	0.44%
	Over $1.0—$2.0	0.41%
	Over $2.0—$4.0	0.38%
	Over $4.0—$7.0	0.35%
	Over $7.0—$10.0	0.32%
	Over $10.0	0.29%

Nuveen Quant International Small Cap Equity Fund
	$0.0—$1.0	0.49%
	Over $1.0—$2.0	0.46%
	Over $2.0—$4.0	0.43%
	Over $4.0—$7.0	0.40%
	Over $7.0—$10.0	0.37%
	Over $10.0	0.34%

Nuveen International Responsible Equity Fund
	$0.0—$1.0	0.14%
	Over $1.0—$2.0	0.13%
	Over $2.0—$4.0	0.12%
	Over $4.0—$7.0	0.11%
	Over $7.0—$10.0	0.10%
	Over $10.0	0.09%

The overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of a Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.1600%. The complex-level fee rate for each Fund is determined by taking the current overall complex-level fee rate and applying that rate to all eligible assets of the Fund. With respect to the assets of each Fund that are not eligible assets, those assets are subject to the maximum complex-level fee rate (0.1600%). As of May 1, 2026, 31% of the net assets of each Fund are eligible assets, and that percentage will increase

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annually until May 1, 2033, at which time eligible assets will include all of the net assets of a Fund. The current overall complex-level fee schedule is as follows:

Complex-level asset breakpoint level*	Complex-level fee

For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*See “Investment advisory and other services–Investment advisory services” in the SAI for more detailed information about the complex-level fee and eligible complex-level assets.

As of December 31, 2025, the effective complex-level fee rate for each Fund subject to the complex-level fee was 0.1592%.

For the most recent fiscal year, each Fund paid Advisors, the Funds’ prior investment adviser, the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Emerging Markets Equity Fund	0.07%
Nuveen International Equity Fund	0.20%
Nuveen International Opportunities Fund	0.05%
Nuveen Quant International Small Cap Equity Fund	—*
Nuveen International Responsible Equity Fund	0.25%

* For the most recent fiscal year, Advisors reimbursed in excess of management fees.

In addition, Nuveen Fund Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the “Fees and expenses” section of each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. The Funds also pay Nuveen Fund Advisors for certain administrative services that Nuveen Fund Advisors provides to the Funds on an at-cost basis.

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse, for each Fund that offers Class W shares, Class W shares’ net investment management fees in their entirety. Nuveen Fund Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. However, Nuveen Fund Advisors may receive an investment management fee from the Nuveen Funds of Funds and other investors in Class W shares.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ formerly effective investment management agreement with Advisors, the

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Funds’ investment management agreement with Nuveen Fund Advisors and the Funds’ investment sub-advisory agreement with Nuveen Asset Management is available in the Fund’s most recent report on Form N-CSR for the fiscal period ended April 30. For a free copy of the Funds’ shareholder reports and Form N-CSR, please visit the Funds’ website at www.nuveen.com, visit the SEC’s website at www.sec.gov or call 800-257-8787.

Portfolio management teams

The Funds are managed by one or more portfolio managers, who are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. In the case of Funds with multiple portfolio managers, each may be responsible for different aspects of the Funds’ management. For example, one manager may be principally responsible for selecting appropriate investments for a Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing each Fund’s investments, along with their relevant experience. The Funds’ portfolio managers may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN EMERGING MARKETS EQUITY FUND
Barton Grenning Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2008 to Present (Asian and global consumer products equity research and portfolio management)	2008	1990	2015
Willis Tsai Senior Managing Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—2006 to Present (international equity portfolio management)	2006	2005	2023

NUVEEN INTERNATIONAL EQUITY FUND
John Tribolet Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of global and international equity portfolios)	2005	1997	2020

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Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN INTERNATIONAL EQUITY FUND (continued)
Gregory Mancini Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2016 to Present (research and portfolio management of an international portfolio); Merrill Lynch, London—2015 to 2016 (equities); Dabroes Management—2008 to 2015 (partner, founding member, European hedge fund)	2016	1996	2020

NUVEEN INTERNATIONAL OPPORTUNITIES FUND
Gregory Mancini Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2016 to Present (research and portfolio management of an international portfolio); Merrill Lynch, London—2015 to 2016 (equities); Dabroes Management—2008 to 2015 (partner, founding member, European hedge fund)	2016	1996	2025
John Tribolet Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of global and international equity portfolios)	2005	1997	2025

NUVEEN QUANT INTERNATIONAL SMALL CAP EQUITY FUND
Max Kozlov, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2015 to Present (quantitative equity research and domestic portfolio management)	2015	1997	2020
Yuchang (Charles) Huang, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2014 to Present (quantitative equity research)	2014	2010	2023

NUVEEN INTERNATIONAL RESPONSIBLE EQUITY FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2015

Nuveen International Funds  ■  Prospectus     79

Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN INTERNATIONAL RESPONSIBLE EQUITY FUND (continued)
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2022
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

* Including tenure at affiliate or predecessor firms, as applicable.

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Nuveen Fund Advisors.

For Nuveen Fund Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Funds pay to Nuveen Fund Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Nuveen Fund Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W shares, Class W shares’ net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. Additional detail regarding the arrangement is provided in the Funds’ SAI.

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Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Class A and Premier Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Class A and Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Class A and Premier Class shares, respectively.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

Other payments by the Funds

Class A

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Class A shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Class A shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Class A shares. Because Rule 12b-1 plan fees are paid out of Class A assets on an ongoing basis, over time they will increase the cost of your investment in Class A.

In addition to the fees the Funds pay under the plan and fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class A shares of the Funds, the Funds may enter into non-plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

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More information about the Funds’ distribution and services arrangements for Class A shares appears in the Funds’ SAI.

Class I

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class I shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

More information about the Funds’ distribution and service arrangements for Class I shares appears in the Funds’ SAI.

Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Class R6

More information about the Funds’ distribution and services arrangements for Class R6 shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have separate service agreements with TIAA and Nuveen Fund Advisors (the “Retirement Class Service Agreements”) pursuant to which TIAA, on behalf of Retirement Class shares of the Funds held by or through TIAA by its clients, or Nuveen Fund Advisors, on

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behalf of all other Retirement Class shares, provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreements, the Retirement Class of the Funds pays monthly a fee to TIAA or Nuveen Fund Advisors, as applicable, at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. TIAA and Nuveen Fund Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist them with fulfilling their obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

Class W

More information about the Funds’ distribution and services arrangements for Class W shares appears in the Funds’ SAI.

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates

In addition to the sales commissions described below and the payments from distribution and service fees made to financial intermediaries as previously described, Nuveen Securities, Nuveen Fund Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen mutual funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm’s customers. The level of payments that Nuveen Securities, Nuveen Fund Advisors and/or their affiliates is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen mutual funds, the firm’s level of participation in Nuveen mutual fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen mutual fund shares and provide services to Nuveen mutual fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. The SAI contains additional information about these payments, including the names of the firms to which payments are made. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. With respect to Class R6 shares, Nuveen Securities,

Nuveen International Funds  ■  Prospectus     83

Nuveen Fund Advisors or their affiliates are permitted to make such payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries.

In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, Nuveen Securities, Nuveen Fund Advisors or their affiliates also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen mutual fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen mutual funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Funds invest in foreign securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of the foreign securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of a Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

Each Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by a Fund. If market quotations are not readily available or are not considered reliable, a Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. A Fund may also use fair value if

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events that have a significant effect on the value of an investment (as determined in Nuveen Fund Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although each Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Funds to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Funds use a fair value pricing service approved by Nuveen Fund Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

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The Board of Trustees has designated Nuveen Fund Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the responsibility of making fair value determinations.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments.Each Fund plans to pay dividends on an annual basis.

Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the particular Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the particular Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Each Fund may utilize derivatives or make investments in certain securities which result in distributions that ultimately constitute a return of capital to shareholders.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

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5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On a Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

If a Fund’s distributions during a given calendar year exceed the Fund’s current and accumulated earnings and profits for that calendar year, the excess will generally be treated as return of capital for tax purposes. Return of capital is a non-taxable distribution of a portion of the fund’s capital. A return of capital reduces a shareholder’s tax basis, but not below zero. Once a shareholder’s cost basis is reduced to zero, distributions will be treated as capital gains. This may result in more taxable gain or less taxable loss when the shares are sold or cause the shareholder to pay taxes even if shares are sold for less than the original price.

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A Fund may invest in derivatives and other complex instruments, and such investments may be subject to special and complicated rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund or defer a Fund’s ability to recognize losses. In addition, these rules may affect the amount, timing or character of income distributed to you by a Fund. You should consult your personal tax advisor regarding the application of these rules.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your

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account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA

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or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

How you can buy and sell shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the SAI. Because the Prospectus and the SAI are available free of charge on the Funds’ website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What share classes we offer

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described above, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities or Nuveen Fund Advisors, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. Certain classes of the Funds have adopted a distribution plan under Rule 12b-1 under the 1940 Act or a service plan that allows each Fund to pay these distribution and/or service fees. More information on these plans can be found above under “Distribution and service arrangements.” Because fees paid under the plans are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain

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account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. Class I is not available to SEPs, SARSEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, SS&C GIDS, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

Class A shares

You can purchase Class A shares at the offering price, which is the NAV per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to reduce your sales charge.” Class A shares are also subject to an annual distribution fee, as described above under “Distribution and service arrangements.” The up-front Class A sales charges for the Emerging Markets Equity Fund, International Equity Fund, International Opportunities Fund, International Responsible Equity Fund and Quant International Small Cap Equity Fund are as follows:

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Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

 * You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent deferred sales charges” below for information concerning the CDSC and “How to reduce your sales charge—CDSC waivers and reductions” below for information concerning CDSC waivers and reductions.

Class A shares are available through certain financial intermediaries or by contacting the Funds directly. The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts, $250 for Fund accounts purchased through fee-based programs, no minimum for retirement plans, and $2,500 for all other account types. Subsequent investments for all account types must be at least $100. Provided they meet the minimum investment and other eligible requirements, investors that are eligible include:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class I shares

You can purchase Class I shares at the offering price, which is the NAV per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

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Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level. The Funds reserve the right to permit certain categories of eligible investors to purchase Class I shares directly from a Fund.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain employer-sponsored retirement plans.

• Certain bank or broker-affiliated trust departments.

• Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with Nuveen Securities to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

• Certain financial intermediary personnel, and their immediate family members.

• Certain other institutional investors described in the SAI.

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and

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service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Premier Class and Retirement Class shares

You can purchase Premier Class and Retirement Class shares at the offering price, which is the NAV per share without any up-front sales charge. Premier Class shares are subject to an annual distribution fee, and Retirement Class shares are subject to an annual service fee, each as described above under “Distribution and service arrangements.” Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts, which include:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares

Eligible investors can purchase Class R6 shares at the offering price, which is the NAV per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans, health savings accounts and 529 savings plans. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $1,000. Nuveen Securities may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1,000,000 in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of Nuveen Securities. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with Nuveen Securities to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will

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receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. However, Nuveen Securities, Nuveen Fund Advisors or their affiliates are permitted to make certain payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

• Financial Intermediary Accounts;

• Direct Purchasers;

• Qualified retirement plans held in plan-level or omnibus accounts;

• Foundations and endowment funds;

• Any state, county, or city, or its instrumentality, department, authority or agency;

• 457 plans, including 457(b) governmental entity plans and tax exempt plans;

• Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

• Investment companies;

• Corporations, including corporate non-qualified deferred compensation plans of such corporations;

• Collective investment trusts;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA;

• Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

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Class W shares

Class W shares are available at the offering price, which is the NAV per share without any up-front sales charge. As Class W shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes. Class W shares are available for purchase directly from the Funds only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates, as well as other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements described above at any time without any prior notice to shareholders. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Premier Class, Retirement Class or Class W shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Class A, Class I, Premier Class, Class R6, Retirement Class or Class W shares. For more information with regard to Class I, Premier Class, Class R6 or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Class R6 shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class A shares, or if you are a Direct Purchaser of Class I shares, please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class W shares, please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. Due to the limited eligibility of Class W shares, certain of the information below regarding purchasing, redeeming and exchanging shares does not apply to Class W shares.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It

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is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Please refer to the SAI for more information about Class A, Class I, Premier Class, Class R6, Retirement Class, and Class W shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent deferred sales charge

If you redeem Class A shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen Securities. The CDSC may be waived under certain special circumstances as described below under “How you can buy and sell shares—How to reduce your sales charge—CDSC waivers and reductions,” in the appendix to this Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

How to reduce your sales charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of certain Class A shares purchased at NAV. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

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Class A sales charge reductions

• Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current NAV per share, of all of your prior purchases of any Nuveen mutual fund.

• Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A sales charge waivers

Class A shares of a Fund may be purchased at NAV without a sales charge as follows:

• Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What share classes we offer—Contingent deferred sales charges” above).

• Shares purchased through the reinvestment of Nuveen mutual fund dividends and capital gain distributions.

• Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

• Shares of any Nuveen mutual fund purchased for accounts held directly with a Fund that held Class A shares of a Fund prior to May 6, 2024.

• Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SARSEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where Nuveen Securities is the broker of

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record), SIMPLE 401(k) plans, Solo 401(k) plans, Keogh plans, non-qualified deferred compensation plans and single defined benefit plans.

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the SAI).

• Current and former trustees/directors of the Nuveen Funds.

• Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

• Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

• Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen mutual fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen Securities at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC waivers and reductions

The CDSC payable upon the redemption of Class A shares that were purchased at NAV without a sales charge because the purchase amount exceeded $1,000,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

• In the event of death of the shareholder.

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• For certain redemptions made pursuant to a systematic redemption plan.

• For redemptions in connection with a payment of account or plan fees.

• For redemptions of accounts not meeting required minimum balances.

• For redemptions of Class A shares where Nuveen Securities did not pay a sales charge to the intermediary when the shares were purchased.

• For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

• For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

Purchasing shares

For Class A shares and Direct Purchasers of Class I and Class R6 shares

How to open an account—Class A

Accounts can be opened via mail or in person. To open an account, send the Funds a completed application with your initial investment. To download an application to mail to the Funds, please visit www.nuveen.com. If you have any questions or need help obtaining or completing the application, call the Funds at 800-257-8787. If you currently hold or in the future intend to hold your Class A shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Class A shares.

How to open an account—Class R6

Direct Purchasers interested in opening an account to hold Class R6 shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

Transaction methods for purchases

All Class A shareholders and all Direct Purchasers of Class I and Class R6 shares automatically have the right to buy shares by telephone, and all Class A shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the

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Funds at 800-257-8787 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-257-8787, or you may download it from the Funds’ website. Class A, Class I and Class R6 impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Over the Internet: Existing Direct Purchasers of Class A shares may process certain account transactions online. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares online, you must have established transaction privileges on your account prior to the requested transaction. With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Class A shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Class R6 shares by calling your Relationship Manager or by calling 800-257-8787. You can request electronic withdrawals from your designated bank account to buy additional Class A or Class I shares of the Funds by calling 800-257-8787.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The Nuveen Funds.”

First-Class Mail:

Nuveen Funds

P.O. Box 219140

Kansas City, MO 64121-9140

Overnight Mail:

Nuveen Funds

801 Pennsylvania Avenue, STE 219140

Kansas City, MO 64105-1307

Purchasing via wire: See the section entitled “For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients— Transaction methods for purchases” below.

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Purchasing via Automatic Investment Plan for Class A shares: You can make subsequent investments into Class A shares automatically by electing to utilize the Funds’ automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account. To begin this service, send the Funds a voided checking or savings account deposit slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Funds receive your request. The Funds can suspend, change or terminate the Automatic Investment Plan option at any time, although the Funds will notify you if this occurs.

In-kind purchases of shares: Each Fund may allow the purchase of shares with investment securities (instead of cash), if it is determined that (i) the securities offered to the Fund are suitable for investment by the Fund and are appropriate, in type and amount, for investment by the Fund in light of its investment objective(s), policies and current holdings; (ii) the Fund expects to continue to hold the securities received in-kind, subject to subsequent changes in investment determinations regarding particular securities or as the need to raise cash by selling portfolio securities may arise; and (iii) the purchase in-kind is in the best interest of the Fund and its existing shareholders. If a Fund accepts the in-kind securities, the shareholder will receive Fund shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Class A shareholders and for Direct Purchasers of Class I and Class R6 shares the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances (any check not made payable directly to Nuveen Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or

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electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Class I, Premier Class, Class R6 and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

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For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan. Financial advisors for a Financial Intermediary Account can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account. Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

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Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

ABA Number: 011000028

DDA Number: 99052771

Specify on the wire:

• “The Nuveen Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into Class R6 would read as follows: “The Nuveen Funds—Class R6”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Frequent trading—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of

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another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account

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administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through www.nuveen.com or the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days.

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You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can suspend the right of redemption of Fund shares or postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, Internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Nuveen Fund Advisors, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Class I, Premier Class, Class R6 and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee

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Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Class A, Class I and Class R6 shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements. Your intermediary may charge for this service.

Over the Internet: With TIAA’s Web Center, Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Class A shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in Class A shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Class I, Premier Class, Class R6 and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Class A, Class I and Class R6 shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

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By systematic redemption plan: For Class A shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Class I, Premier Class, Class R6 and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Class A each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank. You should not establish systematic redemptions if you intend to make concurrent purchases of Class A because you may unnecessarily pay a sales charge or CDSC on these purchases.

If you are a Direct Purchaser of Class A shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through www.nuveen.com or the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through www.nuveen.com or the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Reinstatement privilege: If you redeem Class A shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any

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additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares of the same class of another Nuveen mutual fund available in your state. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Frequent trading—applicable to all investors” below, (ii) imposed by your Financial Intermediary Account or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

For Class A shareholders and Direct Purchasers of Class I or Class R6 shares, an exchange into a fund in which you already own shares must be for at least $50 for Class A and $1,000 for Class R6 and an exchange to a new fund account must meet the account minimums as stated by account type above. For Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be excessive trading or market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

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Transaction methods for exchanges

Over the Internet: You can exchange shares using www.nuveen.com or TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: If you are a Direct Purchaser of Class R6 shares, please call your Relationship Manager or 800-257-8787. For Direct Purchasers of Class A or Class I shares, please call 800-257-8787. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares of the same class of another Nuveen mutual fund as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Class I or Class R6 shares. In addition, for Class A shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Class A systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact Nuveen. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund, subject to the payment of any applicable CDSC. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized

112     Prospectus  ■  Nuveen International Funds

Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your Fund shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Nuveen Fund Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Class I shares to Class A shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Nuveen Fund Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and

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expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Class I, Premier Class, Class R6 or Retirement Class shares through an Eligible Investor, or if you hold Class A shares through a financial intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Funds before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Funds’ other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Funds. By contacting the Funds before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

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Minimum account size.

• Class A. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,000. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Class I, Premier Class, Retirement Class and Class W. There is currently no minimum account size for maintaining a Class I, Premier Class, Retirement Class or Class W account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Class R6. While there is currently no minimum account size for maintaining a Class R6 account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Annual Low Balance Account Fee—Class A. The Funds charge an Annual Low Balance Account Fee of $15.00 per Class A account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $1,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The Annual Low Balance Account Fee will not apply to the following types of Class A Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other Nuveen mutual funds of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529) plan programs. However, the Annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the Annual Low Balance Account Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the Annual Low Balance Account Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains

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distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Class A. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Class I, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Class R6. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds, your Financial Intermediary Account, your Employee Benefit Plan or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Customer complaints. Customer complaints may be directed to Nuveen Funds, 730 Third Avenue, New York, NY 10017-3206, Attention: Shareholder Services.

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Transfer On Death—Class A. If you live in certain states and hold Class A shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

Internet and telephone transactions. The Funds are not liable for losses from unauthorized www.nuveen.com, TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through www.nuveen.com, TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Frequent trading—applicable to all investors

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.
Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions. Upon completion of a second round trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

The Funds receive certain share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account.

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The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen Securities has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen Securities in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at Nuveen Securities may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the SAI. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange

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purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “About the Trust and the shares—Frequent Trading Policy” in the SAI.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

J.P. Morgan Index

Information has been obtained from sources believed to be reliable but J.P. Morgan does not guarantee its completeness or accuracy. The EMBI-GD Index is used with permission. The EMBI-GD Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2026, J.P. Morgan Chase & Co. All rights reserved.

Bloomberg index

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”).

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Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Nuveen Fund Advisors, Nuveen Asset Management and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

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Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, structured securities that generally pay fixed or variable rates of interest, and loans and loan participations; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Nuveen Asset Management determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of a Fund. The total returns in the tables show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in each Fund’s annual financial statements filed on Form N-CSR, which is available without charge upon request by visiting the Funds’ website at www.nuveen.com, by visiting the SEC’s website at www.sec.gov or by calling 800-257-8787.

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Financial highlights

Nuveen Emerging Markets Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 8.40	$ 0.08		$ 2.09	$ 2.17	$ (0.17)	$ —
10/31/24	7.26	0.10		1.27	1.37	(0.23)	—
10/31/23	6.44	0.06		0.76	0.82	—	—
10/31/22	11.72	0.11		(3.23)	(3.12)	(0.37)	(1.79)
10/31/21	12.49	0.03		0.36	0.39	(0.05)	(1.11)

Class I
10/31/25	8.45	0.10		2.10	2.20	(0.20)	—
10/31/24	7.30	0.12		1.28	1.40	(0.25)	—
10/31/23	6.46	0.06		0.78	0.84	(0.00)[d]	—
10/31/22	11.77	0.11		(3.21)	(3.10)	(0.42)	(1.79)
10/31/21	12.52	0.07		0.37	0.44	(0.08)	(1.11)

Premier Class
10/31/25	8.45	0.10		2.10	2.20	(0.19)	—
10/31/24	7.30	0.11		1.29	1.40	(0.25)	—
10/31/23	6.46	0.05		0.79	0.84	(0.00)[d]	—
10/31/22	11.78	0.14		(3.25)	(3.11)	(0.42)	(1.79)
10/31/21	12.53	0.07		0.38	0.45	(0.09)	(1.11)

Class R6
10/31/25	8.45	0.11		2.09	2.20	(0.20)	—
10/31/24	7.30	0.12		1.29	1.41	(0.26)	—
10/31/23	6.46	0.09		0.75	0.84	(0.00)[d]	—
10/31/22	11.77	0.14		(3.23)	(3.09)	(0.43)	(1.79)
10/31/21	12.53	0.08		0.37	0.45	(0.10)	(1.11)

Retirement Class
10/31/25	8.39	0.09		2.08	2.17	(0.18)	—
10/31/24	7.26	0.10		1.27	1.37	(0.24)	—
10/31/23	6.42	0.07		0.77	0.84	(0.00)[d]	—
10/31/22	11.72	0.14		(3.23)	(3.09)	(0.42)	(1.79)
10/31/21	12.48	0.07		0.37	0.44	(0.09)	(1.11)

Class W
10/31/25	8.52	0.19		2.11	2.30	(0.28)	—
10/31/24	7.36	0.20		1.29	1.49	(0.33)	—
10/31/23	6.50	0.15		0.77	0.92	(0.06)	—
10/31/22	11.85	0.21		(3.25)	(3.04)	(0.52)	(1.79)
10/31/21	12.62	0.21		0.37	0.58	(0.24)	(1.11)

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[d]				Value rounded to zero.

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(continued)

					Ratios and supplemental data

						Ratios to average net assets
Total dividends and distributions		Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

	$ (0.17)	$ 10.40	26.45%		$7,500	1.27%	1.27%	0.94%		112%
	(0.23)	8.40	19.22		6,823	1.26	1.26	1.18		85
	—	7.26	12.73	[f]	6,608	1.27	1.26	0.73		67
	(2.16)	6.44	(31.97)		6,239	1.30	1.24	1.32		108
	(1.16)	11.72	2.00		9,842	1.31	1.31	0.19		112

	(0.20)	10.45	26.68		165	1.01	1.01	1.19		112
	(0.25)	8.45	19.61		117	0.99	0.99	1.46		85
	(0.00)[d]	7.30	13.03	[f]	102	0.98	0.98	0.78		67
	(2.21)	6.46	(31.77)		180	0.94	0.94	1.34		108
	(1.19)	11.77	2.28		171	0.97	0.97	0.51		112

	(0.19)	10.46	26.74		7,182	1.04	1.04	1.17		112
	(0.25)	8.45	19.47		5,901	1.05	1.05	1.41		85
	(0.00)[d]	7.30	13.02	[f]	4,595	1.05	1.01	0.69		67
	(2.21)	6.46	(31.77)		7,296	1.05	0.96	1.61		108
	(1.20)	11.78	2.27		10,994	1.03	0.98	0.54		112

	(0.20)	10.45	26.81		159,087	0.89	0.89	1.30		112
	(0.26)	8.45	19.70		187,899	0.90	0.90	1.53		85
	(0.00)[d]	7.30	13.06	[f]	196,897	0.90	0.90	1.12		67
	(2.22)	6.46	(31.68)		187,605	0.90	0.90	1.66		108
	(1.21)	11.77	2.44		295,907	0.88	0.88	0.61		112

	(0.18)	10.38	26.51		56,530	1.14	1.14	1.06		112
	(0.24)	8.39	19.26		53,245	1.15	1.15	1.26		85
	(0.00)[d]	7.26	13.10	[f]	61,572	1.15	1.07	0.90		67
	(2.21)	6.42	(31.85)		62,446	1.15	0.96	1.64		108
	(1.20)	11.72	2.36		103,033	1.12	0.98	0.49		112

	(0.28)	10.54	27.94		1,522,964	0.89	0.00	2.21		112
	(0.33)	8.52	20.78		1,454,345	0.90	0.00	2.44		85
	(0.06)	7.36	14.20	[f]	1,267,687	0.90	0.00	1.96		67
	(2.31)	6.50	(31.16)		1,308,083	0.90	0.00	2.49		108
	(1.35)	11.85	3.33		1,256,261	0.88	0.00	1.54		112

[f]

During the year ended 10/31/23, 0.05%, 0.05%, 0.06%, 0.05%, 0.05% and 0.05% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W, respectively, consisted of a voluntary payment from the Adviser.

[u]	Includes voluntary compensation from Advisors.

Nuveen International Funds  ■  Prospectus     123

Financial highlights

Nuveen International Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 8.27	$ 0.16		$ 1.81	$ 1.97	$ (0.31)	$ —
10/31/24	7.23	0.17		1.19	1.36	(0.32)	—
10/31/23	6.52	0.18		0.76	0.94	(0.23)	—
10/31/22	9.11	0.15		(2.37)	(2.22)	(0.37)	—
10/31/21	6.86	0.23		2.15	2.38	(0.13)	—

Class I
10/31/25	14.25	0.33		3.16	3.49	(0.32)	—
10/31/24	12.23	0.31		2.04	2.35	(0.33)	—
10/31/23	10.87	0.32		1.28	1.60	(0.24)	—
10/31/22	14.93	0.28		(3.96)	(3.68)	(0.38)	—
10/31/21	11.15	0.39		3.54	3.93	(0.15)	—

Premier Class
10/31/25	13.90	0.30		3.09	3.39	(0.31)	—
10/31/24	11.93	0.31		1.98	2.29	(0.32)	—
10/31/23	10.61	0.33		1.23	1.56	(0.24)	—
10/31/22	14.58	0.26		(3.85)	(3.59)	(0.38)	—
10/31/21	10.89	0.37		3.45	3.82	(0.13)	—

Class R6
10/31/25	13.92	0.33		3.10	3.43	(0.34)	—
10/31/24	11.95	0.33		1.99	2.32	(0.35)	—
10/31/23	10.63	0.33		1.24	1.57	(0.25)	—
10/31/22	14.61	0.28		(3.86)	(3.58)	(0.40)	—
10/31/21	10.91	0.41		3.45	3.86	(0.16)	—

Retirement Class
10/31/25	14.52	0.30		3.23	3.53	(0.30)	—
10/31/24	12.45	0.30		2.08	2.38	(0.31)	—
10/31/23	11.06	0.32		1.29	1.61	(0.22)	—
10/31/22	15.18	0.26		(4.02)	(3.76)	(0.36)	—
10/31/21	11.33	0.39		3.59	3.98	(0.13)	—

Class W
10/31/25	14.01	0.40		3.11	3.51	(0.40)	—
10/31/24	12.03	0.39		2.00	2.39	(0.41)	—
10/31/23	10.70	0.39		1.24	1.63	(0.30)	—
10/31/22	14.69	0.34		(3.87)	(3.53)	(0.46)	—
10/31/21	10.96	0.48		3.45	3.93	(0.20)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]				Does not include in-kind transactions.

124     Prospectus  ■  Nuveen International Funds

(continued)

				Ratios and supplemental data

					Ratios to average net assets
Total dividends and distributions	Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

$ (0.31)	$ 9.93	24.64%		$277,797	0.79%	0.79%	1.87%		25%
(0.32)	8.27	19.32		238,886	0.78	0.78	2.04		13
(0.23)	7.23	14.60	[c]	215,590	0.81	0.79	2.39		19	[f]
(0.37)	6.52	(25.32)		201,687	0.80	0.74	2.04		21
(0.13)	9.11	35.05		286,699	0.80	0.80	2.61		28

(0.32)	17.42	25.01		6,254	0.53	0.53	2.13		25
(0.33)	14.25	19.54		3,203	0.58	0.58	2.19		13
(0.24)	12.23	14.81	[c]	2,067	0.56	0.56	2.59		19	[f]
(0.38)	10.87	(25.23)		2,268	0.57	0.57	2.20		21
(0.15)	14.93	35.42		3,175	0.56	0.56	2.75		28

(0.31)	16.98	24.91		55,942	0.60	0.60	2.06		25
(0.32)	13.90	19.55		51,024	0.61	0.61	2.23		13
(0.24)	11.93	14.75	[c]	37,023	0.61	0.61	2.71		19	[f]
(0.38)	10.61	(25.24)		57,289	0.61	0.61	2.14		21
(0.13)	14.58	35.31		75,862	0.61	0.61	2.68		28

(0.34)	17.01	25.16		2,475,856	0.45	0.45	2.23		25
(0.35)	13.92	19.72		2,551,538	0.46	0.46	2.38		13
(0.25)	11.95	14.89	[c]	2,405,013	0.46	0.46	2.71		19	[f]
(0.40)	10.63	(25.14)		2,255,904	0.46	0.46	2.33		21
(0.16)	14.61	35.59		2,828,714	0.46	0.46	2.95		28

(0.30)	17.75	24.76		341,048	0.70	0.70	1.95		25
(0.31)	14.52	19.40		323,597	0.71	0.71	2.12		13
(0.22)	12.45	14.64	[c]	318,194	0.71	0.71	2.48		19	[f]
(0.36)	11.06	(25.32)		314,089	0.71	0.71	2.05		21
(0.13)	15.18	35.28		467,995	0.71	0.71	2.68		28

(0.40)	17.12	25.71		2,280,471	0.45	0.00	2.68		25
(0.41)	14.01	20.23		3,421,829	0.46	0.00	2.84		13
(0.30)	12.03	15.36	[c]	3,164,262	0.46	0.00	3.15		19	[f]
(0.46)	10.70	(24.76)		3,426,943	0.46	0.00	2.77		21
(0.20)	14.69	36.17		3,083,400	0.46	0.00	3.45		28

[c]

During the year ended 10/31/23, 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W, respectively, consisted of a voluntary payment from the Adviser.

[u]	Includes voluntary compensation from Advisors.

Nuveen International Funds  ■  Prospectus     125

Financial highlights

Nuveen International Opportunities Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 15.17	$ 0.13		$ 2.66	$ 2.79	$ (0.17)	$ —
10/31/24	12.78	0.13		2.39	2.52	(0.13)	—
10/31/23	12.48	0.15		0.15	0.30	(0.00)[d]	—
10/31/22	19.67	0.13		(5.87)	(5.74)	(0.21)	(1.24)
10/31/21	15.65	0.05		4.38	4.43	(0.04)	(0.37)

Class I
10/31/25	15.20	0.19		2.65	2.84	(0.20)	—
10/31/24	12.80	0.17		2.39	2.56	(0.16)	—
10/31/23	12.48	0.18		0.14	0.32	(0.00)[d]	—
10/31/22	19.73	0.16		(5.87)	(5.71)	(0.30)	(1.24)
10/31/21	15.67	0.11		4.40	4.51	(0.08)	(0.37)

Premier Class
10/31/25	15.24	0.17		2.67	2.84	(0.19)	—
10/31/24	12.84	0.16		2.40	2.56	(0.16)	—
10/31/23	12.52	0.16		0.17	0.33	(0.01)	—
10/31/22	19.80	0.20		(5.94)	(5.74)	(0.30)	(1.24)
10/31/21	15.72	0.11		4.41	4.52	(0.07)	(0.37)

Class R6
10/31/25	15.23	0.19		2.67	2.86	(0.22)	—
10/31/24	12.83	0.18		2.40	2.58	(0.18)	—
10/31/23	12.49	0.18		0.17	0.35	(0.01)	—
10/31/22	19.77	0.17		(5.88)	(5.71)	(0.33)	(1.24)
10/31/21	15.70	0.13		4.40	4.53	(0.09)	(0.37)

Retirement Class
10/31/25	15.15	0.15		2.66	2.81	(0.18)	—
10/31/24	12.76	0.14		2.39	2.53	(0.14)	—
10/31/23	12.45	0.16		0.16	0.32	(0.01)	—
10/31/22	19.69	0.16		(5.86)	(5.70)	(0.30)	(1.24)
10/31/21	15.63	0.10		4.40	4.50	(0.07)	(0.37)

Class W
10/31/25	15.32	0.29		2.68	2.97	(0.31)	—
10/31/24	12.91	0.27		2.40	2.67	(0.26)	—
10/31/23	12.51	0.27		0.15	0.42	(0.02)	—
10/31/22	19.89	0.26		(5.90)	(5.64)	(0.50)	(1.24)
10/31/21	15.78	0.25		4.42	4.67	(0.19)	(0.37)

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[d]				Value rounded to zero.

126     Prospectus  ■  Nuveen International Funds

(continued)

				Ratios and supplemental data

					Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

$ (0.17)	$ 17.79	18.56%		$32,436	1.01%	1.01%	0.82%		58%
(0.13)	15.17	19.81		34,202	0.90	0.90	0.88		21
(0.00)[d]	12.78	2.41	[f]	34,349	0.90	0.90	1.05		18
(1.45)	12.48	(31.02)		36,527	0.99	0.96	0.89		15
(0.41)	19.67	28.62		9,152	1.06	1.06	0.26		29

(0.20)	17.84	18.90		21,970	0.66	0.66	1.24		58
(0.16)	15.20	20.14		27,711	0.69	0.69	1.10		21
(0.00)[d]	12.80	2.60	[f]	31,237	0.69	0.69	1.26		18
(1.54)	12.48	(30.83)		61,619	0.71	0.71	1.21		15
(0.45)	19.73	29.09		5,052	0.70	0.70	0.59		29

(0.19)	17.89	18.85		2,885	0.75	0.75	1.07		58
(0.16)	15.24	20.00		2,678	0.76	0.76	1.05		21
(0.01)	12.84	2.60	[f]	2,455	0.76	0.75	1.18		18
(1.54)	12.52	(30.88)		2,269	0.76	0.66	1.43		15
(0.44)	19.80	29.06		569	0.77	0.73	0.58		29

(0.22)	17.87	18.98		172,820	0.60	0.60	1.22		58
(0.18)	15.23	20.22		146,122	0.60	0.60	1.17		21
(0.01)	12.83	2.69	[f]	128,293	0.60	0.60	1.32		18
(1.57)	12.49	(30.76)		130,897	0.61	0.61	1.16		15
(0.46)	19.77	29.21		146,168	0.60	0.60	0.70		29

(0.18)	17.78	18.69		72,946	0.85	0.85	0.97		58
(0.14)	15.15	19.95		77,438	0.85	0.85	0.93		21
(0.01)	12.76	2.53	[f]	80,691	0.85	0.79	1.14		18
(1.54)	12.45	(30.87)		96,691	0.86	0.68	1.06		15
(0.44)	19.69	29.13		175,169	0.85	0.73	0.56		29

(0.31)	17.98	19.70		2,501,240	0.60	0.00	1.82		58
(0.26)	15.32	20.89		2,108,896	0.60	0.00	1.78		21
(0.02)	12.91	3.36	[f]	1,912,615	0.60	0.00	1.92		18
(1.74)	12.51	(30.39)		2,057,533	0.61	0.00	1.77		15
(0.56)	19.89	30.03		2,183,791	0.60	0.00	1.31		29

[f]

During the year ended 10/31/23, 0.01%, 0.01%, 0.01%, 0.01%, 0.01% and 0.01% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W, respectively, consisted of a voluntary payment from the Adviser.

[u]									Includes voluntary compensation from Advisors.

Nuveen International Funds  ■  Prospectus     127

Financial highlights

Nuveen Quant International Small Cap Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 11.03	$ 0.28		$ 2.83	$ 3.11	$ (0.30)	$ —
10/31/24	9.09	0.20		2.01	2.21	(0.27)	—
10/31/23	8.62	0.22		0.52	0.74	(0.27)	—
10/31/22	12.47	0.29		(3.45)	(3.16)	(0.32)	(0.37)
10/31/21	9.41	0.16		3.08	3.24	(0.18)	—

Class I
10/31/25	11.02	0.32		2.82	3.14	(0.34)	—
10/31/24	9.08	0.24		2.01	2.25	(0.31)	—
10/31/23	8.61	0.25		0.53	0.78	(0.31)	—
10/31/22	12.46	0.33		(3.45)	(3.12)	(0.36)	(0.37)
10/31/21	9.40	0.20		3.08	3.28	(0.22)	—

Premier Class
10/31/25	11.18	0.31		2.85	3.16	(0.32)	—
10/31/24	9.21	0.22		2.04	2.26	(0.29)	—
10/31/23	8.73	0.24		0.54	0.78	(0.30)	—
10/31/22	12.62	0.31		(3.49)	(3.18)	(0.34)	(0.37)
10/31/21	9.52	0.19		3.11	3.30	(0.20)	—

Class R6
10/31/25	11.03	0.33		2.81	3.14	(0.34)	—
10/31/24	9.09	0.24		2.01	2.25	(0.31)	—
10/31/23	8.62	0.25		0.53	0.78	(0.31)	—
10/31/22	12.48	0.33		(3.45)	(3.12)	(0.37)	(0.37)
10/31/21	9.41	0.20		3.09	3.29	(0.22)	—

Retirement Class
10/31/25	11.00	0.28		2.83	3.11	(0.31)	—
10/31/24	9.07	0.21		2.00	2.21	(0.28)	—
10/31/23	8.60	0.23		0.53	0.76	(0.29)	—
10/31/22	12.45	0.29		(3.43)	(3.14)	(0.34)	(0.37)
10/31/21	9.40	0.18		3.07	3.25	(0.20)	—

Class W
10/31/25	11.11	0.41		2.83	3.24	(0.42)	—
10/31/24	9.16	0.32		2.01	2.33	(0.38)	—
10/31/23	8.69	0.32		0.54	0.86	(0.39)	—
10/31/22	12.56	0.40		(3.46)	(3.06)	(0.44)	(0.37)
10/31/21	9.46	0.29		3.09	3.38	(0.28)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.

128     Prospectus  ■  Nuveen International Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.30)	$ 13.84	28.91%	$1,703	1.06%	1.06%	2.28%	112%
(0.27)	11.03	24.72	925	1.15	1.11	1.87	113
(0.27)	9.09	8.58	853	1.16	1.12	2.26	114
(0.69)	8.62	(26.71)	824	1.40	1.14	2.80	119
(0.18)	12.47	34.77	1,134	2.20	1.12	1.31	119

(0.34)	13.82	29.31	190	0.79	0.79	2.65	112
(0.31)	11.02	25.18	115	0.79	0.79	2.24	113
(0.31)	9.08	9.05	76	0.77	0.77	2.57	114
(0.73)	8.61	(26.47)	63	0.74	0.74	3.18	119
(0.22)	12.46	35.28	91	0.80	0.78	1.66	119

(0.32)	14.02	29.07	103	0.91	0.90	2.55	112
(0.29)	11.18	24.99	82	0.93	0.91	2.05	113
(0.30)	9.21	8.85	68	0.93	0.91	2.48	114
(0.71)	8.73	(26.53)	64	0.90	0.90	3.01	119
(0.20)	12.62	35.08	92	0.96	0.88	1.56	119

(0.34)	13.83	29.34	80,037	0.71	0.71	2.76	112
(0.31)	11.03	25.20	74,539	0.73	0.73	2.22	113
(0.31)	9.09	9.06	62,099	0.74	0.74	2.63	114
(0.74)	8.62	(26.44)	66,810	0.72	0.72	3.20	119
(0.22)	12.48	35.40	88,124	0.71	0.69	1.73	119

(0.31)	13.80	29.07	25,736	0.96	0.96	2.29	112
(0.28)	11.00	24.80	7,454	0.98	0.98	1.95	113
(0.29)	9.07	8.86	7,031	0.99	0.99	2.38	114
(0.71)	8.60	(26.62)	8,463	0.97	0.97	2.98	119
(0.20)	12.45	35.00	4,626	0.96	0.93	1.51	119

(0.42)	13.93	30.24	1,209,229	0.71	0.00	3.47	112
(0.38)	11.11	26.06	1,148,948	0.73	0.01	2.95	113
(0.39)	9.16	9.91	1,001,200	0.74	0.01	3.37	114
(0.81)	8.69	(25.88)	1,118,947	0.72	0.00	3.90	119
(0.28)	12.56	36.31	1,485,005	0.71	0.00	2.42	119

Nuveen International Funds  ■  Prospectus     129

Financial highlights

Nuveen International Responsible Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 13.65	$ 0.32		$ 2.44	$ 2.76	$ (0.38)	$ (0.00)[d]
10/31/24	11.56	0.32		2.15	2.47	(0.38)	—
10/31/23	10.20	0.31		1.28	1.59	(0.23)	—
10/31/22	13.76	0.30		(3.48)	(3.18)	(0.28)	(0.10)
10/31/21	10.30	0.31		3.30	3.61	(0.15)	—

Class I
10/31/25	13.70	0.37		2.45	2.82	(0.40)	(0.00)[d]
10/31/24	11.59	0.34		2.17	2.51	(0.40)	—
10/31/23	10.24	0.33		1.27	1.60	(0.25)	—
10/31/22	13.81	0.29		(3.45)	(3.16)	(0.31)	(0.10)
10/31/21	10.33	0.35		3.30	3.65	(0.17)	—

Premier Class
10/31/25	13.73	0.35		2.46	2.81	(0.40)	(0.00)[d]
10/31/24	11.62	0.32		2.18	2.50	(0.39)	—
10/31/23	10.25	0.32		1.29	1.61	(0.24)	—
10/31/22	13.83	0.32		(3.50)	(3.18)	(0.30)	(0.10)
10/31/21	10.34	0.34		3.31	3.65	(0.16)	—

Class R6
10/31/25	13.72	0.38		2.45	2.83	(0.42)	(0.00)[d]
10/31/24	11.61	0.36		2.16	2.52	(0.41)	—
10/31/23	10.25	0.35		1.27	1.62	(0.26)	—
10/31/22	13.82	0.33		(3.48)	(3.15)	(0.32)	(0.10)
10/31/21	10.34	0.35		3.31	3.66	(0.18)	—

Retirement Class
10/31/25	13.64	0.34		2.43	2.77	(0.38)	(0.00)[d]
10/31/24	11.55	0.32		2.15	2.47	(0.38)	—
10/31/23	10.20	0.32		1.26	1.58	(0.23)	—
10/31/22	13.76	0.30		(3.47)	(3.17)	(0.29)	(0.10)
10/31/21	10.30	0.33		3.29	3.62	(0.16)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[d]				Value rounded to zero.

130     Prospectus  ■  Nuveen International Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (0.38)	$ 16.03	20.77%	$41,485	0.76%	0.63%	2.23%	21%
(0.38)	13.65	21.74	35,546	0.61	0.61	2.39	29
(0.23)	11.56	15.61	28,059	0.63	0.63	2.60	30
(0.38)	10.20	(23.72)	21,246	0.66	0.65	2.55	15
(0.15)	13.76	35.27	21,846	0.70	0.70	2.41	12

(0.40)	16.12	21.18	15,025	0.33	0.28	2.57	21
(0.40)	13.70	22.04	14,300	0.45	0.45	2.58	29
(0.25)	11.59	15.69	11,987	0.49	0.49	2.75	30
(0.41)	10.24	(23.55)	8,600	0.48	0.48	2.56	15
(0.17)	13.81	35.60	2,557	0.46	0.46	2.66	12

(0.40)	16.14	21.01	714	0.49	0.43	2.39	21
(0.39)	13.73	21.88	742	0.50	0.50	2.42	29
(0.24)	11.62	15.77	954	0.50	0.50	2.70	30
(0.40)	10.25	(23.64)	618	0.52	0.52	2.65	15
(0.16)	13.83	35.49	771	0.52	0.52	2.58	12

(0.42)	16.13	21.21	970,826	0.33	0.28	2.60	21
(0.41)	13.72	22.15	854,575	0.34	0.34	2.68	29
(0.26)	11.61	15.85	715,703	0.34	0.34	2.90	30
(0.42)	10.25	(23.47)	657,816	0.37	0.37	2.85	15
(0.18)	13.82	35.70	556,304	0.36	0.36	2.68	12

(0.38)	16.03	20.95	885,826	0.58	0.53	2.38	21
(0.38)	13.64	21.80	710,094	0.59	0.59	2.41	29
(0.23)	11.55	15.58	629,526	0.59	0.59	2.66	30
(0.39)	10.20	(23.66)	457,544	0.62	0.62	2.60	15
(0.16)	13.76	35.42	386,981	0.61	0.61	2.50	12

Nuveen International Funds  ■  Prospectus     131

Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) or Nuveen Securities, LLC (“Nuveen Securities”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, Nuveen Fund Advisors or Nuveen Securities.

As used below, the phrase “Nuveen-sponsored mutual fund(s)” means any mutual fund for which Nuveen Fund Advisors serves as the investment adviser.

AMERIPRISE FINANCIAL

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder;

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;

• redemptions made in connection with a return of excess contributions from an IRA account;

• shares purchased through a Right of Reinstatement (as defined above); and

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

SALES WAIVERS AND REDUCTIONS IN SALES CHARGES AVAILABLE AT ROBERT W. BAIRD & CO. (“BAIRD”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from another Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs

CDSC Waivers on Class A Shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in this prospectus

• Shares bought due to returns of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in this prospectus

• Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Nuveen-sponsored mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of intent, which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds through Baird over a 13-month period of time

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after May 1, 2026, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Nuveen-sponsored mutual funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Nuveen mutual funds, Scholars Choice 529, and MAP 529 assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Nuveen-sponsored mutual fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Nuveen-sponsored mutual fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load, and one of the following (“Right of Reinstatement”):

• The redemption and repurchase occur in the same account.

• The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining contingent deferred sales charge due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings of a Nuveen-sponsored mutual fund to Class A shares of the same fund.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH JANNEY MONTGOMERY SCOTT LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans.

CDSC waivers on Class A shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Janney. Eligible Nuveen-sponsored mutual fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

CDSC waivers on Class A Shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Nuveen-sponsored mutual fund assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of any Nuveen-sponsored mutual fund, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Shares purchased through a Merrill investment advisory program

• Brokerage class shares (e.g., Class A shares) exchanged from advisory class shares (e.g., Class I shares) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• Shares purchased through the Merrill Edge Self-Directed platform

• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees)

• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a Nuveen-sponsored mutual fund; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end Shares Available at Merrill

• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

• Shares sold due to return of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• Front-end shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of all Nuveen-sponsored mutual fund assets held in accounts in their Merrill Household. On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases of any Nuveen-sponsored mutual fund at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement. On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

CLASS A SHARE FRONT-END SALES CHARGE WAIVERS AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH OPPENHEIMER & CO. INC.

Shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A Shares available at OPCO

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a Right of Reinstatement

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at OPCO. Eligible Nuveen-sponsored mutual fund assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Transactions Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes

• Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.

• It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

• Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

• Shares purchased through a Raymond James investment advisory program.

• Shares purchased of a Nuveen-sponsored mutual fund through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”) AND ITS BROKER DEALER AFFILIATES

Shareholders purchasing or holding Nuveen-sponsored mutual fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Nuveen-sponsored mutual funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A shares of Money Market Funds not assessed a sales charge. Nuveen-sponsored mutual fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or Simple IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Nuveen-sponsored mutual fund.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase (known as “rights of reinstatement”). For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

• Shares from rollovers into Stifel from retirement plans to IRAs.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A Shares

• Shares sold due to death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

• Shares bought due to returns of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares acquired through a right of reinstatement.

• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

• Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A Share Front-End Sales Charge Waivers Information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

· Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Effective April 1, 2026, employees of affiliate businesses will not be offered fund shares at NAV.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Contingent Deferred Sales Charge Information

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A Front-End Load Discounts

Wells Fargo Advisors clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or with personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts.

CLASS A SALES CHARGE WAIVERS AVAILABLE ONLY THROUGH SPECIFIED INTERMEDIARIES

As described in the Prospectus, Class A shares may be purchased at net asset value (“NAV”) without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the Prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases.

The following intermediaries have entered into such an agreement:

 Baker & Co., Inc.
Cetera Advisor Networks LLC

Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.
RDM Investment Services, Inc.
Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at NAV without a sales charge through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Charles Schwab & Co., Inc.

 Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.

 TIAA-CREF Individual & Institutional Services, LLC

For more information about Nuveen Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semi-annual Reports. The Funds’ annual and semi-annual reports and Form N-CSR provide additional information about the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. In the Funds’ Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Requesting documents. You can request a copy of the Funds’ SAI, these reports, and other information such as the Funds’ financial statements, without charge, or contact the Funds for any other purpose, in any of the following ways:

Over the Internet:

www.nuveen.com

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

The reports and other information are also available through the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	MPR-TCFIF-0826P

Mutual Funds	Prospectus

Nuveen U.S. Equity Funds

FEBRUARY 27, 2026, AS SUPPLEMENTED AUGUST 1, 2026

Ticker
Fund	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W

Nuveen Core Equity Fund
	TIIRX	TGIHX	TRPGX	TIGRX	TRGIX	TGIWX

Nuveen Large Cap Growth Fund
	TIRTX	TILHX	TILPX	TILGX	TILRX	TILWX

Nuveen Large Cap Value Fund
	TCLCX	TRLHX	TRCPX	TRLIX	TRLCX	TRLWX

Nuveen Quant Mid Cap Growth Fund
	TCMGX	TCMHX	TRGPX	TRPWX	TRGMX	—

Nuveen Mid Cap Value Fund
	TCMVX	TRVHX	TRVPX	TIMVX	TRVRX	—

Nuveen Quant Small Cap Equity Fund
	TCSEX	TSCHX	TSRPX	TISEX	TRSEX	TSCWX

Nuveen Quant Small/Mid Cap Equity Fund
	TSMEX	TSMNX	TSMMX	TSMWX	TSMOX	TSMUX

Nuveen Large Cap Responsible Equity Fund
	TICRX	TICHX	TRPSX	TISCX	TRSCX	—

This Prospectus describes Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares offered, as applicable, by the investment portfolios listed above (each, a “Fund” and, collectively, the “Funds”) of the TIAA-CREF Funds (the “Trust”).

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary information

Core Equity Fund

Investment objective 5

Fees and expenses 5

Shareholder fees 5

Annual Fund operating expenses 6

Example 6

Portfolio turnover 7

Principal investment strategies 7

Principal investment risks 8

Past performance 10

Portfolio management 11

Purchase and sale of Fund shares 12

Tax information 13

Payments to broker-dealers and other financial intermediary compensation 13

Summary information

Large Cap Growth Fund

Investment objective 14

Fees and expenses 14

Shareholder fees 14

Annual Fund operating expenses 15

Example 15

Portfolio turnover 16

Principal investment strategies 16

Principal investment risks 17

Past performance 19

Portfolio management 21

Purchase and sale of Fund shares 22

Tax information 23

Payments to broker-dealers and other financial intermediary compensation 23

Summary information

Large Cap Value Fund

Investment objective 24

Fees and expenses 24

Shareholder fees 24

Annual Fund operating expenses 25

Example 25

Portfolio turnover 26

Principal investment strategies 26

Principal investment risks 26

Past performance 28

Portfolio management 31

Purchase and sale of Fund shares 32

Tax information 33

Payments to broker-dealers and other financial intermediary compensation 33

Summary information

Quant Mid Cap Growth Fund

Investment objective 34

Fees and expenses 34

Shareholder fees 34

Annual Fund operating expenses 35

Example 35

Portfolio turnover 35

Principal investment strategies 36

Principal investment risks 37

Past performance 39

Portfolio management 41

Purchase and sale of Fund shares 42

Tax information 42

Payments to broker-dealers and other financial intermediary compensation 43

Summary information

Mid Cap Value Fund

Investment objective 44

Fees and expenses 44

Shareholder fees 44

Annual Fund operating expenses 45

Example 45

Portfolio turnover 45

Principal investment strategies 46

Principal investment risks 46

Past performance 48

Portfolio management 52

Purchase and sale of Fund shares 52

Tax information 53

Payments to broker-dealers and other financial intermediary compensation 53

Summary information

Quant Small Cap Equity Fund

Investment objective 54

Fees and expenses 54

Shareholder fees 54

Annual Fund operating expenses 55

Example 55

Portfolio turnover 56

Principal investment strategies 56

Principal investment risks 57

Past performance 59

Portfolio management 61

Purchase and sale of Fund shares 62

Tax information 63

Payments to broker-dealers and other financial intermediary compensation 63

Summary information

Quant Small/Mid Cap Equity Fund

Investment objective 64

Fees and expenses 64

Shareholder fees 64

Annual Fund operating expenses 65

Example 65

Portfolio turnover 66

Principal investment strategies 66

Principal investment risks 67

Past performance 69

Portfolio management 72

Purchase and sale of Fund shares 72

Tax information 73

Payments to broker-dealers and other financial intermediary compensation 73

Summary information

Large Cap Responsible Equity Fund

Investment objective 74

Fees and expenses 74

Shareholder fees 75

Annual Fund operating expenses 75

Example 75

Portfolio turnover 76

Principal investment strategies 76

Principal investment risks 78

Past performance 80

Portfolio management 82

Purchase and sale of Fund shares 82

Tax information 83

Payments to broker-dealers and other financial intermediary compensation 84

Additional information about investment strategies and risks of the Funds 84

Additional information about the Funds 84

Additional information on principal investment risks of the Funds 85

Global economic risk 95

Cybersecurity risk 96

Additional information about the Funds’ broad-based and benchmark indices 97

Additional information on investment strategies of the Funds 99

Portfolio holdings 101

Portfolio turnover 101

Investments by funds of funds 102

Share classes 102

Management of the Funds 103

The Funds’ investment adviser and sub-adviser 103

Investment management fees 103

Portfolio management teams 106

Other services 110

Distribution and service arrangements 110

All classes 110

Other payments by the Funds 111

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates 113

Calculating share price 114

Dividends and distributions 115

Taxes 117

How you can buy and sell shares 119

What share classes we offer 119

How to reduce your sales charge 126

Purchasing shares 129

Redeeming shares 136

Exchanging shares 140

Conversion of shares–applicable to all investors 142

Important transaction information 143

Frequent trading–applicable to all investors 146

Electronic prospectuses 148

Additional information about index providers 148

Additional information about the Trust and the Board of Trustees 150

Glossary 150

Financial highlights 151

Appendix – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries 168

Summary information

Nuveen Core Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

Nuveen U.S. Equity Funds  ■  Prospectus     5

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.39%		0.39%		0.39%	0.39%	0.39%	0.39%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.08%	[1]	0.08%	[1]	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.72%		0.47%		0.55%	0.40%	0.65%	0.40%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.40)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.72%		0.47%		0.55%	0.40%	0.65%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.87% of average daily net assets for Class A shares; (ii) 0.67% of average daily net assets for Class I shares; (iii) 0.67% of average daily net assets for Premier Class shares; (iv) 0.52% of average daily net assets for Class R6 shares; (v) 0.77% of average daily net assets for Retirement Class shares; and (vi) 0.52% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$644	$48	$56	$41	$66	$0
3 years	$792	$151	$176	$128	$208	$0
5 years	$953	$263	$307	$224	$362	$0
10 years	$1,418	$591	$689	$505	$810	$0

6     Prospectus  ■  Nuveen U.S. Equity Funds

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. In seeking a favorable long-term total return, the Fund will invest in securities which the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes have the potential for capital appreciation, dividend income, or both. The Fund focuses on large-cap securities that Nuveen Asset Management believes to be attractively valued, show the potential to appreciate faster than the rest of the market and return cash to shareholders in the form of dividends, stock buy-backs or both. Nuveen Asset Management seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index, the Standard & Poor’s 500® Index (the “S&P 500 Index”). For purposes of the 80% investment policy, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

Nuveen Asset Management generally looks for companies that it believes are leaders in their respective industries, with sustainable competitive advantages. Nuveen Asset Management also looks for companies that it believes have management teams that are dedicated to creating shareholder value. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk as compared to a fund that is classified as a diversified investment company. The Fund may invest up to 20% of its assets in foreign issuers when Nuveen Asset Management believes these issuers offer more attractive investment opportunities. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Nuveen U.S. Equity Funds  ■  Prospectus     7

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Non-Diversification Risk—The Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

8     Prospectus  ■  Nuveen U.S. Equity Funds

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Nuveen U.S. Equity Funds  ■  Prospectus     9

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Core Equity Fund

Best quarter: 22.22%, for the quarter ended June 30, 2020. Worst quarter: -21.52%, for the quarter ended March 31, 2020.

10     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (07/01/1999)
Return before taxes	14.11%	13.80%	14.12%	N/A
Return after taxes on distributions	10.55%	9.81%	11.26%	N/A
Return after taxes on distributions
and sale of Fund shares	10.58%	10.01%	10.91%	N/A
Class I (12/04/2015)
Return before taxes	14.04%	13.70%	14.02%	N/A
Premier Class (09/30/2009)
Return before taxes	13.88%	13.62%	13.95%	N/A
Retirement Class (10/01/2002)
Return before taxes	13.80%	13.52%	13.83%	N/A
Class A (03/31/2006)*
Return before taxes	7.22%	12.16%	13.13%	N/A
Class W (09/28/2018)
Return before taxes	14.51%	14.25%	N/A	13.76%

S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%	14.32%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Valerie Grant, CFA	Kristian Siqueiros, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2022	since 2026

Nuveen U.S. Equity Funds  ■  Prospectus     11

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

12     Prospectus  ■  Nuveen U.S. Equity Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     13

Summary information

Nuveen Large Cap Growth Fund

Investment objective

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

14     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.39%		0.39%		0.39%	0.39%	0.39%	0.39%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.10%	[1]	0.04%	[1]	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.74%		0.43%		0.55%	0.40%	0.65%	0.40%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.40)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.74%		0.43%		0.55%	0.40%	0.65%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.87% of average daily net assets for Class A shares; (ii) 0.67% of average daily net assets for Class I shares; (iii) 0.67% of average daily net assets for Premier Class shares; (iv) 0.52% of average daily net assets for Class R6 shares; (v) 0.77% of average daily net assets for Retirement Class shares; and (vi) 0.52% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$646	$44	$56	$41	$66	$0
3 years	$798	$138	$176	$128	$208	$0
5 years	$963	$241	$307	$224	$362	$0
10 years	$1,441	$542	$689	$505	$810	$0

Nuveen U.S. Equity Funds  ■  Prospectus     15

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization growth companies. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index, the Russell 1000®Growth Index, that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes present the opportunity for growth. Large-capitalization companies are those that have market capitalizations within the range of the companies in the Russell 1000® Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. Growth companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to an index between reconstitutions): Russell 3000 Growth Index, S&P Composite 1500®Growth Index, MSCI World IMI Growth Index. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Nuveen Asset Management looks for companies that it believes have the potential for strong earnings and/or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Nuveen Asset Management believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk as compared to a fund that is classified as a diversified investment company.

The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign

16     Prospectus  ■  Nuveen U.S. Equity Funds

investments. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Non-Diversification Risk—The Fund is considered to be non-diversified under the 1940 Act. Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than

Nuveen U.S. Equity Funds  ■  Prospectus     17

investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly

18     Prospectus  ■  Nuveen U.S. Equity Funds

susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen U.S. Equity Funds  ■  Prospectus     19

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Growth Fund

Best quarter: 27.99%, for the quarter ended June 30, 2020. Worst quarter: -23.09%, for the quarter ended June 30, 2022.

20     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (03/31/2006)
Return before taxes	15.59%	11.51%	15.80%	N/A
Return after taxes on distributions	12.20%	9.84%	13.33%	N/A
Return after taxes on distributions
and sale of Fund shares	11.59%	8.84%	12.40%	N/A
Class I (12/04/2015)
Return before taxes	15.60%	11.43%	15.73%	N/A
Premier Class (09/30/2009)
Return before taxes	15.41%	11.33%	15.62%	N/A
Retirement Class (03/31/2006)
Return before taxes	15.30%	11.23%	15.50%	N/A
Class A (03/31/2006)*
Return before taxes	8.62%	9.89%	14.79%	N/A
Class W (09/28/2018)
Return before taxes	16.05%	11.95%	N/A	15.21%

Russell 1000® Index
(reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%	14.02%

Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)	18.56%	15.32%	18.13%	17.59%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Karen Hiatt, CFA	Scott Tonneson, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2021	since 2026

Nuveen U.S. Equity Funds  ■  Prospectus     21

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

22     Prospectus  ■  Nuveen U.S. Equity Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     23

Summary information

Nuveen Large Cap Value Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

24     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.39%		0.39%		0.39%	0.39%	0.39%	0.39%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.10%	[1]	0.04%	[1]	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.74%		0.43%		0.55%	0.40%	0.65%	0.40%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.40)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.74%		0.43%		0.55%	0.40%	0.65%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.87% of average daily net assets for Class A shares; (ii) 0.67% of average daily net assets for Class I shares; (iii) 0.67% of average daily net assets for Premier Class shares; (iv) 0.52% of average daily net assets for Class R6 shares; (v) 0.77% of average daily net assets for Retirement Class shares; and (vi) 0.52% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$646	$44	$56	$41	$66	$0
3 years	$798	$138	$176	$128	$208	$0
5 years	$963	$241	$307	$224	$362	$0
10 years	$1,441	$542	$689	$505	$810	$0

Nuveen U.S. Equity Funds  ■  Prospectus     25

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization value companies. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index, the Russell 1000® Value Index, that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes appear undervalued by the market based on an evaluation of their potential worth. Large-capitalization companies are those that have market capitalizations within the range of the companies in the Russell 1000® Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. Value companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to an index between reconstitutions): Russell 3000®Value Index, S&P Composite 1500®Value Index, MSCI World IMI Value Index.

Nuveen Asset Management uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and free cash flow generated by the company. Nuveen Asset Management generally focuses on companies with normalized earnings and high operating leverage, which may cause the Fund to be more volatile in down markets than other large-cap value funds that have more defensive investment strategies.

The Fund may invest up to 20% of its assets in foreign investments. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

26     Prospectus  ■  Nuveen U.S. Equity Funds

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the financials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial

Nuveen U.S. Equity Funds  ■  Prospectus     27

instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual

28     Prospectus  ■  Nuveen U.S. Equity Funds

total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen U.S. Equity Funds  ■  Prospectus     29

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Value Fund

Best quarter: 17.59%, for the quarter ended December 31, 2020. Worst quarter: -26.68%, for the quarter ended March 31, 2020.

30     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (10/01/2002)
Return before taxes	17.49%	12.74%	10.79%	N/A
Return after taxes on distributions	14.89%	10.78%	9.12%	N/A
Return after taxes on distributions
and sale of Fund shares	11.64%	9.76%	8.39%	N/A
Class I (12/04/2015)
Return before taxes	17.51%	12.67%	10.73%	N/A
Premier Class (09/30/2009)
Return before taxes	17.38%	12.57%	10.63%	N/A
Retirement Class (10/01/2002)
Return before taxes	17.21%	12.46%	10.51%	N/A
Class A (10/01/2002)*
Return before taxes	10.44%	11.09%	9.81%	N/A
Class W (09/28/2018)
Return before taxes	17.99%	13.21%	N/A	10.73%

Russell 1000® Index
(reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%	14.02%

Russell 1000® Value Index
(reflects no deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%	9.74%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Charles Carr, CFA	Rossana Ivanova
Title:	Managing Director	Senior Director
Experience on Fund:	since 2018	since 2023

Nuveen U.S. Equity Funds  ■  Prospectus     31

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

32     Prospectus  ■  Nuveen U.S. Equity Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     33

Summary information

Nuveen Quant Mid Cap Growth Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%

34     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class

Management fees	0.47%		0.47%		0.47%	0.47%	0.47%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—
Other expenses	0.13%	[1]	0.19%	[1]	0.03%	0.03%	0.28%
Total annual Fund operating expenses	0.85%		0.66%		0.65%	0.50%	0.75%
Waivers and expense reimbursements[2]	—		—		—	—	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.85%		0.66%		0.65%	0.50%	0.75%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.90% of average daily net assets for Class A shares; (ii) 0.70% of average daily net assets for Class I shares; (iii) 0.70% of average daily net assets for Premier Class shares; (iv) 0.55% of average daily net assets for Class R6 shares; and (v) 0.80% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class
1 year	$657	$67	$66	$51	$77
3 years	$831	$211	$208	$160	$240
5 years	$1,019	$368	$362	$280	$417
10 years	$1,564	$822	$810	$628	$930

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected

Nuveen U.S. Equity Funds  ■  Prospectus     35

in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of mid-capitalization growth companies. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes have favorable prospects for significant long-term capital appreciation potential. Mid-capitalization companies are those that have market capitalizations within the range of the companies in the Russell Midcap® Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. Growth companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to an index between reconstitutions): Russell 3000 Growth Index, S&P Composite 1500®Growth Index, MSCI World IMI Growth Index.

The Fund seeks to add incremental return over the Russell Midcap®Growth Index, its benchmark index, while also managing the relative risk of the Fund versus its benchmark index. Nuveen Asset Management uses proprietary quantitative models, or models utilizing econometric and mathematical techniques, based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, and the following additional inputs may also be considered: weightings of the stock and its corresponding sector in the benchmark, correlations of the stocks in the universe and trading costs. The Fund may purchase foreign equity securities, denominated in U.S. dollars or in non-U.S. dollar currencies, and equity securities issued in connection with reorganizations and other special situations.

The overall goal is to build a portfolio of stocks that generate a favorable long-term total return, while also managing the relative risk of the Fund versus its benchmark index. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Nuveen Asset Management’s understanding of the interplay of market factors and does not assure the Fund will perform as intended. The markets or the prices of individual securities may be affected by factors not taken into account in Nuveen Asset Management’s analysis.

36     Prospectus  ■  Nuveen U.S. Equity Funds

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the industrials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or

Nuveen U.S. Equity Funds  ■  Prospectus     37

inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in

38     Prospectus  ■  Nuveen U.S. Equity Funds

the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class A over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. As of March 1, 2025, certain changes were made to the Fund’s investment strategies. Performance information prior to this date reflects the Fund’s investment strategies before this date. As a result, the Fund’s performance after March 1, 2025 may differ materially from the performance information shown below for the period prior to March 1, 2025. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

Nuveen U.S. Equity Funds  ■  Prospectus     39

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Quant Mid Cap Growth Fund

Best quarter: 32.24%, for the quarter ended June 30, 2020. Worst quarter: -25.60%, for the quarter ended June 30, 2022.

40     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	4.48%	–1.05%	8.07%
Return after taxes on distributions	2.04%	–2.27%	6.01%
Return after taxes on distributions
and sale of Fund shares	4.42%	–0.85%	6.03%
Class I (12/04/2015)
Return before taxes	4.44%	–1.15%	7.99%
Premier Class (09/30/2009)
Return before taxes	4.38%	–1.19%	7.91%
Retirement Class (10/01/2002)
Return before taxes	4.22%	–1.30%	7.80%
Class A (10/01/2002)*
Return before taxes	–1.85%	–2.50%	7.11%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

Russell Midcap® Growth Index
(reflects no deductions for fees, expenses or taxes)	8.66%	6.65%	12.49%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Max Kozlov, CFA	Pei Chen	Yuchang (Charles) Huang, CFA
Title:	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2025	since 2025	since 2025

Nuveen U.S. Equity Funds  ■  Prospectus     41

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

42     Prospectus  ■  Nuveen U.S. Equity Funds

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     43

Summary information

Nuveen Mid Cap Value Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%

44     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class

Management fees	0.44%		0.44%		0.44%	0.44%	0.44%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—
Other expenses	0.11%	[1]	0.11%	[1]	0.02%	0.02%	0.27%
Total annual Fund operating expenses	0.80%		0.55%		0.61%	0.46%	0.71%
Waivers and expense reimbursements[2]	—		—		—	—	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.80%		0.55%		0.61%	0.46%	0.71%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.90% of average daily net assets for Class A shares; (ii) 0.70% of average daily net assets for Class I shares; (iii) 0.70% of average daily net assets for Premier Class shares; (iv) 0.55% of average daily net assets for Class R6 shares; and (v) 0.80% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class
1 year	$652	$56	$62	$47	$73
3 years	$816	$176	$195	$148	$227
5 years	$994	$307	$340	$258	$395
10 years	$1,508	$689	$762	$579	$883

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected

Nuveen U.S. Equity Funds  ■  Prospectus     45

in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of mid-capitalization value companies. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index, the Russell Midcap® Value Index, that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes appear undervalued by the market based on an evaluation of their potential worth. Mid-capitalization companies are those that have market capitalizations within the range of the companies in the Russell Midcap® Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. Value companies are those that are constituents of at least one of the following indexes on the last business day of the month in which its most recent reconstitution was completed (as adjusted by changes to an index between reconstitutions): Russell 3000 Value Index, S&P Composite 1500®Value Index, MSCI World IMI Value Index.

Nuveen Asset Management uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-earnings, stock price-to-book value, free cash flow, debt-to-capital and, to a lesser extent, dividend yield.

The Fund may invest up to 20% of its assets in foreign investments. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion

46     Prospectus  ■  Nuveen U.S. Equity Funds

of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less

Nuveen U.S. Equity Funds  ■  Prospectus     47

foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class A over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to

48     Prospectus  ■  Nuveen U.S. Equity Funds

August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive, reimburse and/or compensate the Fund for certain fees, expenses and/or costs. Without these reductions and/or compensation, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen U.S. Equity Funds  ■  Prospectus     49

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Mid Cap Value Fund

Best quarter: 21.51%, for the quarter ended December 31, 2020. Worst quarter: -34.38%, for the quarter ended March 31, 2020.

50     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (10/01/2002)
Return before taxes	10.22%	10.75%	8.55%
Return after taxes on distributions	7.91%	8.26%	6.09%
Return after taxes on distributions
and sale of Fund shares	7.16%	7.97%	6.26%
Class I (12/04/2015)
Return before taxes	10.11%	10.64%	8.45%
Premier Class (09/30/2009)
Return before taxes	10.11%	10.58%	8.38%
Retirement Class (10/01/2002)
Return before taxes	9.98%	10.48%	8.28%
Class A (10/01/2002)*
Return before taxes	3.53%	9.12%	7.58%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

Russell Midcap® Value Index
(reflects no deductions for fees, expenses or taxes)	11.05%	9.83%	9.78%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Nuveen U.S. Equity Funds  ■  Prospectus     51

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	David Chalupnik, CFA	Karen Bowie, CFA	David Johnson, CFA	Eugene Novak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2020	since 2024	since 2024	since 2026

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.

52     Prospectus  ■  Nuveen U.S. Equity Funds

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     53

Summary information

Nuveen Quant Small Cap Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%
54     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.39%		0.39%		0.39%	0.39%	0.39%	0.39%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.10%	[1]	0.07%	[1]	0.01%	0.01%	0.26%	0.01%
Total annual Fund operating expenses	0.74%		0.46%		0.55%	0.40%	0.65%	0.40%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.40)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.74%		0.46%		0.55%	0.40%	0.65%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.88% of average daily net assets for Class A shares; (ii) 0.68% of average daily net assets for Class I shares; (iii) 0.68% of average daily net assets for Premier Class shares; (iv) 0.53% of average daily net assets for Class R6 shares; (v) 0.78% of average daily net assets for Retirement Class shares; and (vi) 0.53% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$646	$47	$56	$41	$66	$0
3 years	$798	$148	$176	$128	$208	$0
5 years	$963	$258	$307	$224	$362	$0
10 years	$1,441	$579	$689	$505	$810	$0

Nuveen U.S. Equity Funds  ■  Prospectus     55

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes have favorable prospects for significant long-term capital appreciation potential. A “small-cap” equity security is a security within the capitalization range of the companies included in the Fund’s benchmark index, the Russell 2000® Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. The Fund invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to add incremental return over its stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. Nuveen Asset Management uses proprietary quantitative models, or models utilizing econometric and mathematical techniques, based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio and the following additional inputs may also be considered: weightings of the stock and its corresponding sector in the benchmark, correlations between the performance of the stocks in the universe, and trading costs. The Fund may purchase foreign securities and securities issued in connection with reorganizations and other special situations.

56     Prospectus  ■  Nuveen U.S. Equity Funds

The overall goal is to build a portfolio of stocks that generate a favorable long-term total return, while also managing the relative risk of the Fund versus its benchmark index. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Nuveen Asset Management’s understanding of the interplay of market factors and does not assure the Fund will perform as intended. The markets or the prices of individual securities may be affected by factors not taken into account in Nuveen Asset Management’s analysis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the health care sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to

Nuveen U.S. Equity Funds  ■  Prospectus     57

underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may

58     Prospectus  ■  Nuveen U.S. Equity Funds

be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

Nuveen U.S. Equity Funds  ■  Prospectus     59

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Quant Small Cap Equity Fund

Best quarter: 32.14%, for the quarter ended December 31, 2020. Worst quarter: -33.90%, for the quarter ended March 31, 2020.

60     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years	Class W Since inception (09/28/2018)
Class R6 (10/01/2002)
Return before taxes	16.48%	11.20%	11.18%	N/A
Return after taxes on distributions	14.02%	8.51%	8.74%	N/A
Return after taxes on distributions
and sale of Fund shares	11.25%	8.23%	8.37%	N/A
Class I (12/04/2015)
Return before taxes	16.53%	11.15%	11.12%	N/A
Premier Class (09/30/2009)
Return before taxes	16.37%	11.03%	11.02%	N/A
Retirement Class (10/01/2002)
Return before taxes	16.25%	10.92%	10.91%	N/A
Class A (10/01/2002)*
Return before taxes	9.41%	9.56%	10.20%	N/A
Class W (09/28/2018)
Return before taxes	16.97%	11.66%	N/A	9.81%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%	13.57%

Russell 2000® Index
(reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%	6.83%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Pei Chen	Max Kozlov, CFA	Nan Zhang, CFA
Title:	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2016	since 2019	since 2025

Nuveen U.S. Equity Funds  ■  Prospectus     61

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

		No minimum.

62     Prospectus  ■  Nuveen U.S. Equity Funds

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nuveen U.S. Equity Funds  ■  Prospectus     63

Summary information

Nuveen Quant Small/Mid Cap Equity Fund

Investment objective

The Fund seeks a favorable long-term total return, mainly through capital appreciation.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%	0%

64     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class	Class W

Management fees	0.42%		0.42%		0.42%	0.42%	0.42%	0.42%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—	—
Other expenses	0.11%	[1]	0.11%	[1]	0.05%	0.04%	0.27%	0.02%
Total annual Fund operating expenses	0.78%		0.53%		0.62%	0.46%	0.69%	0.44%
Waivers and expense reimbursements[2]	—		—		—	—	—	(0.44)%	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.78%		0.53%		0.62%	0.46%	0.69%	0.00%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.88% of average daily net assets for Class A shares; (ii) 0.68% of average daily net assets for Class I shares; (iii) 0.68% of average daily net assets for Premier Class shares; (iv) 0.53% of average daily net assets for Class R6 shares; (v) 0.78% of average daily net assets for Retirement Class shares; and (vi) 0.53% of average daily net assets for Class W shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

3

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse Class W’s Management fees and Other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects these waiver and/or reimbursement arrangements to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class I	Premier Class	Class R6	Retirement Class	Class W
1 year	$650	$54	$63	$47	$70	$0
3 years	$810	$170	$199	$148	$221	$0
5 years	$983	$296	$346	$258	$384	$0
10 years	$1,485	$665	$774	$579	$859	$0

Nuveen U.S. Equity Funds  ■  Prospectus     65

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap and mid-cap equity securities. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. In seeking a favorable long-term total return, the Fund will invest in securities that the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management”), believes have favorable prospects for significant long-term capital appreciation potential. A “small-cap” or “mid-cap” equity security is a security within the capitalization range of the companies included in the Fund’s benchmark index, the Russell 2500™ Index. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently reconstituted and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index. The Fund invests primarily in equity securities of small- to mid-sized companies across a wide range of sectors, growth rates and valuations. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to add incremental return over its stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. Nuveen Asset Management uses proprietary quantitative models, or models utilizing econometric and mathematical techniques, based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, and the following additional inputs may also be considered: weightings of the stock and its corresponding sector in the benchmark, correlations of the stocks in the universe and trading

66     Prospectus  ■  Nuveen U.S. Equity Funds

costs. The Fund may purchase foreign equity securities, denominated in U.S. dollars or in non-U.S. dollar currencies, and equity securities issued in connection with reorganizations and other special situations.

The overall goal is to build a portfolio of stocks that generate a favorable long-term total return, while also managing the relative risk of the Fund versus its benchmark index. The Fund may also purchase and sell futures, options, swaps and other equity derivatives to carry out the Fund’s investment strategies. The Fund’s strategy is based upon Nuveen Asset Management’s understanding of the interplay of market factors and does not assure the Fund will perform as intended. The markets or the prices of individual securities may be affected by factors not taken into account in Nuveen Asset Management’s analysis.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the industrials sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

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• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be

68     Prospectus  ■  Nuveen U.S. Equity Funds

imposed could vary broadly in scope, and their impact is impossible to predict.

• Currency Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, and include leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. The Fund may use more complex derivatives that might be particularly susceptible to liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose the Fund to other risks, and may be insufficient to protect the Fund from the risks they were intended to hedge.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year since inception of Class R6. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class, Class A and Class W over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market index and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and

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expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market index and benchmark index listed below are unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market index and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Quant Small/Mid Cap Equity Fund

Best quarter: 27.30%, for the quarter ended June 30, 2020. Worst quarter: -31.11%, for the quarter ended March 31, 2020.

70     Prospectus  ■  Nuveen U.S. Equity Funds

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Since inception (08/05/2016)	Class W Since inception (09/28/2018)
Class R6 (08/05/2016)
Return before taxes	16.20%	12.92%	13.52%	N/A
Return after taxes on distributions	13.79%	10.00%	11.10%	N/A
Return after taxes on distributions
and sale of Fund shares	11.06%	9.50%	10.34%	N/A
Class I (08/05/2016)
Return before taxes	16.11%	12.79%	13.45%	N/A
Premier Class (08/05/2016)
Return before taxes	15.96%	12.72%	13.34%	N/A
Retirement Class (08/05/2016)
Return before taxes	15.91%	12.66%	13.24%	N/A
Class A (08/05/2016)*
Return before taxes	9.08%	11.21%	12.40%	N/A
Class W (09/28/2018)
Return before taxes	16.70%	13.46%	N/A	12.39%

Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%	13.57%

Russell 2500™ Index
(reflects no deductions for fees, expenses or taxes)	11.91%	7.26%	10.00%	8.22%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

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Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Pei Chen	Max Kozlov, CFA	Nan Zhang, CFA
Title:	Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2016	since 2019	since 2025

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.

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	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

No minimum.
Class W

Available directly from the Fund only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates.

No minimum.

No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Summary information

Nuveen Large Cap Responsible Equity Fund

Investment objective

The Fund seeks a favorable long-term total return that reflects the investment performance of the U.S. equity markets, as represented by the benchmark index, while giving special consideration to certain environmental, social and governance (“ESG”) criteria.

Fees and expenses

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “How You Can Buy and Sell Shares” on page 119 of the Fund’s Prospectus and “Purchase and Redemption of Fund Shares” on page 106 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in the appendix to the Fund’s Prospectus entitled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

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SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class I	Premier Class	Class R6	Retirement Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0%	0%	0%	0%
Maximum deferred sales charge (load)	0%	0%	0%	0%	0%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Annual low balance account fee (for accounts under $1,000)	$15.00	0%	0%	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class I		Premier Class	Class R6	Retirement Class

Management fees	0.15%		0.15%		0.15%	0.15%	0.15%
Distribution (Rule 12b-1) fees	0.25%		—		0.15%	—	—
Other expenses	0.09%	[1]	0.09%	[1]	0.02%	0.02%	0.27%
Total annual Fund operating expenses	0.49%		0.24%		0.32%	0.17%	0.42%
Waivers and expense reimbursements[2]	—		—		—	—	—
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.49%		0.24%		0.32%	0.17%	0.42%

1	Restated to reflect estimate for the current fiscal year.
2

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed: (i) 0.57% of average daily net assets for Class A shares; (ii) 0.37% of average daily net assets for Class I shares; (iii) 0.37% of average daily net assets for Premier Class shares; (iv) 0.22% of average daily net assets for Class R6 shares; and (v) 0.47% of average daily net assets for Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the duration noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class I	Premier Class	Class R6	Retirement Class
1 year	$622	$25	$33	$17	$43
3 years	$723	$77	$103	$55	$135
5 years	$833	$135	$180	$96	$235
10 years	$1,156	$306	$406	$217	$530

Portfolio turnover

The Fund pays transaction costs, such as commissions, as applicable, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities that meet the Fund’s ESG criteria. For these purposes, “equity securities” include equity securities of any type, including common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics. The Fund attempts to achieve the return of the U.S. stock market as represented by its benchmark, the S&P 500® Index, while taking into consideration certain ESG criteria, which include criteria relating to carbon intensity and fossil fuel reserves. See “Additional information about the Fund’s benchmark index” in the non-summary portion of the Prospectus for more information about the Fund’s benchmark. For purposes of the 80% investment policy, “large-cap” securities are equity securities that have a market capitalization within the range of companies included in the S&P 500 Index and “assets” means net assets, plus the amount of any borrowings for investment purposes. The market capitalization range is determined based on the companies in the index as of the last business day of the month in which the index was most recently rebalanced and may be updated to reflect any changes to the index composition and the market capitalization of companies in the index.

When selecting investments for the Fund, Nuveen Asset Management, LLC (“Nuveen Asset Management”), the Fund’s sub-adviser, considers certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories

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include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more or less relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers. The Fund will not generally invest in companies significantly involved in certain business activities, including but not limited to the production of alcohol, tobacco, military weapons, firearms, thermal coal, adult entertainment, arctic oil and gas, oil sands extraction, for-profit prisons and gambling products and services.

In addition to the overall ESG performance evaluation, the Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry. The determination of leadership criteria takes into consideration company carbon intensity in relative terms (e.g., tons of carbon emitted per unit of economic output such as sales). Reserves are fossil fuel deposits that have not yet been extracted. Evidence of fossil fuel reserves ownership includes company disclosure and statements regarding ownership.

After the ESG evaluation process is conducted, Nuveen Asset Management then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. Under these quantitative investment techniques, the Fund uses a risk model to evaluate the stocks in which the Fund may invest and to inform the construction of a broadly diversified group of stocks.

While Nuveen Asset Management generally invests in companies that meet the ESG criteria, it is not required to invest in every company that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Fund investment. The ESG criteria the Fund takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fund’s shareholders.

Investing on the basis of ESG criteria is qualitative and subjective by nature. There can be no assurance that every Fund investment will meet ESG criteria, or will do so at all times, or that the ESG criteria or any judgment exercised by Nuveen Asset Management will reflect the beliefs or values of any particular investor.

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The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Board of Trustees. The Fund may invest up to 15% of its assets in foreign investments.

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• ESG Risk—The risk that because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

• Low-Carbon Risk—The risk that because the Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fluctuate rapidly or unpredictably due to a variety of factors, including responses to government actions or interventions, or changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares and adversely affect the Fund and its investments. From time to time, the Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries. The Fund currently invests a significant portion of its assets in companies in the information technology sector, although this may change over time.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent

78     Prospectus  ■  Nuveen U.S. Equity Funds

investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact the Fund’s investments. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when Nuveen Asset Management deems it appropriate.

• Active Management Risk—The risk that Nuveen Asset Management’s strategy, investment selection or trading execution may cause the Fund to underperform relative to the benchmark index or mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Benchmark Risk—The risk that the Fund’s performance may not correspond to its benchmark index for any period of time and may underperform such index or the overall financial market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole and the risk that such quantitative analysis and modeling may not

Nuveen U.S. Equity Funds  ■  Prospectus     79

adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs, which may result in losses to the Fund.

Please see the non-summary portion of the Prospectus for more detailed information about the risks described above.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of Class R6 of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of Class R6 may vary from the other share classes. Below the bar chart are the best and worst returns of Class R6 for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for Class R6, Class I, Premier Class, Retirement Class and Class A over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2025, and how those returns compare to those of the Fund’s broad-based securities market and benchmark index. For periods prior to August 1, 2026, Teachers Advisors, LLC (“Advisors”) served as investment adviser to the Fund. After-tax performance is shown only for Class R6 shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Class R6 shares.

The returns shown below reflect previous agreements by Advisors, the Fund’s prior investment adviser, to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The broad-based securities market and benchmark index listed below is unmanaged, and you cannot invest directly in an index. The returns for the broad-based securities market and benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.nuveen.com/performance or call 800-257-8787.

80     Prospectus  ■  Nuveen U.S. Equity Funds

ANNUAL TOTAL RETURNS FOR CLASS R6 SHARES (%)

Nuveen Large Cap Responsible Equity Fund

Best quarter: 22.26%, for the quarter ended June 30, 2020. Worst quarter: -20.49%, for the quarter ended March 31, 2020.

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AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2025 †

Class name (Inception date)	One year	Five years	Ten years
Class R6 (07/01/1999)
Return before taxes	16.61%	11.93%	13.68%
Return after taxes on distributions	14.22%	9.57%	11.79%
Return after taxes on distributions
and sale of Fund shares	10.86%	8.98%	10.87%
Class I (12/04/2015)
Return before taxes	16.60%	11.84%	13.61%
Premier Class (09/30/2009)
Return before taxes	16.47%	11.74%	13.50%
Retirement Class (10/01/2002)
Return before taxes	16.36%	11.65%	13.40%
Class A (03/31/2006)*
Return before taxes	9.63%	10.32%	12.71%

S&P 500® Index
(reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%

Current performance of the Fund’s shares may be higher or lower than that shown above.
†	Prior to August 1, 2026, Advisors served as investment adviser to the Fund.
*	The Class A average annual total returns have been restated to reflect a maximum up-front sales charge of 5.75% applicable to the purchase of Class A shares, which was effective as of May 6, 2024.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

Portfolio management

Investment Adviser. Nuveen Fund Advisors, LLC.

Sub-Adviser. Nuveen Asset Management, LLC.

Portfolio Managers.

Name:	Philip James (Jim) Campagna, CFA	Darren Tran, CFA	Nazar Romanyak, CFA
Title:	Senior Managing Director	Managing Director	Senior Director
Experience on Fund:	since 2005	since 2022	since 2024

Purchase and sale of Fund shares

You may purchase, redeem or exchange shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca

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Equities or NYSE American, are open for trading (each such day a “Business Day”) directly from the Fund (for certain share classes) or through a financial advisor, employee benefit plan or other financial intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Eligibility and Minimum Initial Investment	Minimum Additional Investment
Class A	Available only through certain financial intermediaries or by contacting the Fund directly as described in the Prospectus. $2,500 for all accounts except: • $2,000 for Traditional/Roth IRA accounts and Coverdell Education Savings Accounts. • $250 for accounts opened through fee-based programs. • No minimum for retirement plans.	$100
Class I

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the Prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the Prospectus.

		No minimum.
Premier Class, Retirement Class	Available only through certain employee benefit plans, other types of savings plans or accounts and certain financial intermediaries as described in the Prospectus. No minimum.	No minimum.
Class R6

Available only to certain eligible investors as described in the Prospectus and through fee-based programs.

$1 million for all accounts except:

• $1,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

		No minimum.

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

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Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional information about investment strategies and risks of the Funds

Additional information about the Funds

This Prospectus describes the Funds and their investment objectives, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Funds are an appropriate investment. The investment objectives of the Funds and their non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees” or “Board”) without shareholder approval. Certain investment restrictions described in the Funds’ Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal investment strategies” sections of this Prospectus, some Funds may have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the type of securities suggested by their names. Certain derivative instruments that have economic characteristics similar to the securities included in a Fund’s 80% investment policy may be included in the Fund’s 80% policy. Shareholders will receive at least 60 days’ prior written notice before changes are made to this 80% policy.

The environmental, social and governance (“ESG”) criteria utilized by the Large Cap Responsible Equity Fund evaluate issuers of equity securities in connection with certain environmental, social and governance assessment categories in reliance on input from ESG vendor(s). Examples of environmental assessment categories are: climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations. Subject to Board review, the Fund has the right to change the ESG vendor(s) at any time and to change the

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number of vendors providing this service. While the Large Cap Responsible Equity Fund favors companies that (1) demonstrate leadership in managing and mitigating their current carbon intensity and (2) do not have evidence of fossil fuel reserves ownership, regardless of industry, the Fund may invest in companies that are engaged in the extraction, storage and transportation of fossil fuels as long as they also meet the aforementioned criteria.

Nuveen Asset Management may, for temporary defensive purposes, invest some or all of the Funds’ assets in cash and money market instruments, although Nuveen Asset Management is not obligated to do so. In doing so, the Funds may be successful in reducing market losses but may otherwise not achieve their investment objectives. Cash assets are generally not income-generating and would impact a Fund’s performance.

The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval.

The Funds are not appropriate for excessive trading or market timing. You should not invest in the Funds if you are an excessive trader or a market timer.

There can be no assurances that a Fund will achieve its investment objective and investors should not consider an investment in any one Fund to be a complete investment program.

Investors should be aware that investments made by a Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Nuveen Fund Advisors, Nuveen Asset Management or one of their affiliates acts as an investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to those of the Funds.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

Additional information on principal investment risks of the Funds

The Funds invest primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of a Fund may increase or decrease as a result of its exposure to investments in equity securities and other instruments. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. More specifically, each Fund may be subject to the following principal investment risks:

• Active Management Risk—The risk that the performance of a Fund, which is actively managed, reflects in part the ability of Nuveen Asset Management to make active investment, strategic or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, a Fund could underperform its

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benchmark or other mutual funds with similar investment objectives and/or strategies and may not produce the desired results or expected returns.

• Benchmark Risk—The risk that the performance of the Large Cap Responsible Equity Fund may not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses.

• Currency Risk—The risk of a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that foreign currency. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The overall impact on a Fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each currency appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Although a Fund may attempt to hedge its currency exposure into the U.S. dollar, it may not be successful in reducing the effects of currency fluctuations. A Fund may also hedge from one foreign currency to another. In addition, such currency hedging may not be successful and may lower a Fund’s potential returns. Foreign currency exchange rates may fluctuate significantly over short periods of time, particularly with respect to emerging market currencies or otherwise economically tied to emerging market currencies. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of a Fund’s investments. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or by currency controls or other diplomatic or geopolitical developments.

• Derivatives Risk—The risks associated with investing in derivatives, including futures, options, swaps, and other equity derivative instruments, and other similar instruments (referred to collectively as “derivatives”) may be different and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Derivatives such as

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swaps are particularly subject to risks such as liquidity risk, interest rate risk, market risk, legal risk and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement obligations for a Fund. A Fund may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivatives can create leverage by magnifying investment losses or gains, and a Fund could lose more than the amount invested. Derivatives used for hedging or risk management may not operate as intended, may expose a Fund to other risks, and may be insufficient to protect a Fund from the risks they were intended to hedge.

• ESG Risk—The risk that because the Large Cap Responsible Equity Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. Nuveen Asset Management’s evaluation of ESG criteria in connection with its management of the Fund may also cause the Fund’s performance to differ from funds that do not use such criteria. Sustainability data, including sustainability data obtained from independent research vendor(s), may be incomplete, inaccurate, inconsistent or unavailable, which could adversely affect the analysis of a particular investment, and Nuveen Asset Management does not guarantee the accuracy of such data. It is possible that the investments identified by Nuveen Asset Management as being aligned with its ESG criteria will not operate as expected or that, because the assessment of whether an issuer meets the ESG criteria is conducted at the time of investment, an issuer initially meeting the criteria will not continue to do so over time. Investors may differ in their view of whether a particular investment fits within the ESG criteria and, as a result, the Fund may invest in issuers that do not reflect the beliefs and/or values of any particular investor. The decision not to invest in certain investments as a result of the ESG criteria may adversely affect Fund performance at times when such investments are performing well. The regulatory landscape with respect to ESG investing in the U.S. is still under development and, as a

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result, future regulations and/or rules adopted by applicable regulators could require the Fund to change or adjust its investment process with respect to ESG investing.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Additionally, to the extent that the underlying securities held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security. Foreign companies with securities listed on U.S. exchanges may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements, which may decrease the liquidity and value of the securities. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Fund’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. In some cases, as a result of economic sanctions and other similar governmental actions or developments, a Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

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Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. The U.S. and governments of other countries may renegotiate some or all of its global trade relationships and may impose or threaten to impose significant import tariffs, which could lead to price volatility and overall declines in U.S. and global markets. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations. Differences in clearance, custody, and settlement requirements and/or procedures in foreign markets may cause delays in settlement of a Fund’s trades effected in such markets and could result in losses to a Fund. To the extent a Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region (or depositary receipts representing such securities), it is more likely to be impacted by events or conditions affecting that country or region. Investment in a Fund may be more exposed to a single country’s or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country’s or region’s securities and thus the holdings of a Fund.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a

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certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to applicable SEC regulations, a Fund may not invest more than 15% of its net assets in illiquid investments that are assets. The Funds have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. A Fund may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect a Fund’s performance and ability to achieve its investment objective. A Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Fund from taking advantage of other investment opportunities. There is also a risk that unusually high redemption requests, including redemption requests from certain large shareholders (such as institutional investors) or asset allocation changes, may make it difficult for a Fund to sell investments in sufficient time to allow it to meet redemptions or require a Fund to sell illiquid investments at reduced prices and/or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause a Fund to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions, changes in interest rates or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, a Fund’s assets could potentially experience significant levels of illiquidity.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects, credit rating and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

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• Large-Cap Risk—The risk that, by focusing on securities of larger companies, a Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Low-Carbon Risk—The risk that because the Large Cap Responsible Equity Fund’s investment strategy includes a special emphasis on companies with low current carbon intensity and an absence of fossil fuel reserves ownership, the Fund’s portfolio might exclude certain issuers for nonfinancial reasons and the Fund may forgo some market opportunities that otherwise would be available.

• Market Risk—The risk that the price of equity investments may fluctuate in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as governmental actions and/or interventions (including, but not limited to, the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions), natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. Certain securities may be difficult to value under such conditions. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Certain securities may be difficult to value under such conditions, and the value of the equity investments that the Funds hold may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Such conditions may add significantly to the risk of volatility in the NAV of a Fund’s shares and adversely affect the Fund and its investments. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, a Fund may undergo an extended period of decline. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries.

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• Financials Sector Risk—A Fund may invest a significant portion of its assets in the financials sector. Securities of companies in the financials sector may be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. A Fund may be adversely affected by events or developments negatively impacting the financials sector or issuers within the financials sector.

• Health Care Sector Risk— A Fund may invest a significant portion of its assets in the health care sector. The health care sector includes companies that provide medical and health care goods and services, engage in manufacturing medical equipment, supplies and pharmaceuticals and operate health care facilities. Health care companies may be affected by, among other things, extensive, costly and uncertain government regulation, restrictions on government reimbursement for medical expenses, product obsolescence, increased emphasis on outpatient services, limited number of products and fluctuations in the costs of medical products, and product liability claims. Many health care companies are heavily dependent on intellectual property protection, and the expiration of a company’s patent may impact that company’s profitability.

• Industrials Sector Risk—A Fund may invest a significant portion of its assets in the industrials sector. Securities of companies in the industrials sector may be affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors. A Fund may be adversely affected by events or developments negatively impacting the industrials sector.

• Information Technology Sector Risk—A Fund may invest a significant portion of its assets in the information technology sector. Securities of companies in the information technology sector can be significantly affected by changes in, among other things, the supply and demand for specific products and services, the pace of technological development and product obsolescence, market competition, government regulation, investor perception and/or confidence, and patent and intellectual property rights. A Fund may be adversely affected by events or developments negatively impacting the information technology sector.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized

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companies that a Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Non-Diversification Risk—The Core Equity Fund and Large Cap Growth Fund are considered to be non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Non-diversified status means that the Fund can invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss in value of a particular investment may have a greater effect on the fund’s return since that investment may represent a larger portion of the fund’s total portfolio assets, which could lead to greater volatility in the fund’s returns.

• Quantitative Analysis Risk—The risk that securities selected for Funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors, the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of a Fund’s portfolio.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase a Fund’s exposure to illiquid investments risk. As a result, a Fund’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Fund from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that a Fund

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wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Special Situation Risk—Stocks of companies involved in acquisitions, consolidations, tender offers or exchanges, takeovers, reorganizations, mergers and other special situations can involve more risk than ordinary securities due to the high degree of uncertainty associated with such events. If the anticipated benefits of such developments do not ultimately materialize, the value of a special situation company may decline. As a result, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Also, transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. The following types of companies, for example, are more likely to experience special situations: smaller companies, emerging growth companies, and early development stage companies. Also, companies with any of the following characteristics are more likely to experience special situations: participating in an initial public offering, operating at a loss, or having little or no revenue history.

• Style Risk—A Fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the

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market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated. Value investing has gone in and out of favor during past market cycles and, when value investing is out of favor, the securities of value companies may underperform the securities of other companies.

In addition to the principal investment risks set forth above, there are other non-principal risks associated with investing in the Funds and their investments that are discussed elsewhere in the Funds’ Prospectus and in the Funds’ SAI. There can be no assurances that a Fund will achieve its investment objective. You should not consider any Fund to be a complete investment program.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of a Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions and tariffs and other governmental actions and/or interventions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which a Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which a Fund’s service providers, including the investment adviser, Nuveen Fund Advisors, and sub-adviser, Nuveen Asset Management, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform essential tasks on behalf of a Fund. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response to such actions) could lead to price volatility and overall declines in U.S. and global investment markets. In addition, sanctions and other measures could limit or prevent a Fund from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal

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of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect a Fund’s investments.

A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation), liquidity of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline as can the value of the Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy, changes in monetary or economic policies (or expectations that these policies may change), public health policies, and other crises and responses by governments and companies to such crises. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Therefore, the income generated by such debt instruments may not keep pace with inflation. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Cybersecurity risk

The Funds and their service providers (including, but not limited to, the Funds’ administrator, custodian, transfer agent, distributor and their delegates) are susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyber attacks. The use of cloud-based service providers and/or services could heighten or change these risks. Cybersecurity failures or breaches affecting the Funds and their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of Fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future. There is no assurance that any such efforts to mitigate cybersecurity risks undertaken by a Fund, Nuveen Fund Advisors, Nuveen Asset Management, or their service providers will

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be effective. While such parties may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as Fund counterparties, issuers of securities held by a Fund, or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will address the possibility of and fallout from cyber attacks, disruptions, or failures.

Additional information about the Funds’ broad-based and benchmark indices

This section includes information about the Funds’ broad-based securities market indices and benchmark indices. The returns shown against the broad-based securities market index compare a Fund’s average annual returns with a broad measure of market performance. The broad-based securities market indices and the benchmark indices described below are unmanaged, and you cannot invest directly in the index.

S&P 500 Index

This is the benchmark and broad-based securities market index for the Core Equity Fund and the Large Cap Responsible Equity Fund. The S&P 500 Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 80% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

Russell 1000 Growth Index

This is the benchmark index for the Large Cap Growth Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Frank Russell Company (“Russell”)). The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. Russell determines the composition of the index based on certain factors and can change its composition at any time.

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Russell 1000 Value Index

This is the benchmark index for the Large Cap Value Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 1000 Value Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Russell). The Russell 1000 Value Index contains higher weightings of roughly one-third of the Russell 1000 Index securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. Russell determines the composition of the index based on certain factors and can change the index’s composition at any time.

Russell Midcap Growth Index

This is the benchmark index for the Quant Mid Cap Growth Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities (according to Russell). The Russell Midcap Growth Index contains higher weightings of roughly one-third of these 800 Russell Midcap Index securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology and health care. Russell determines the composition of the index based on certain factors and can change its composition at any time.

Russell Midcap Value Index

This is the benchmark index for the Mid Cap Value Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell Midcap Value Index is a subset of the Russell Midcap Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities (according to Russell). The Russell Midcap Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and utilities. Russell determines the composition of the index based on certain factors and can change its composition at any time.

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Russell 2000 Index

This is the benchmark index for the Quant Small Cap Equity Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to Russell). Russell determines the composition of the index based on certain factors and can change its composition at any time.

Russell 2500 Index

This is the benchmark index for the Quant Small/Mid Cap Equity Fund, which is generally representative of the market sectors or types of investments in which the Fund invests. The Russell 2500 Index is a broad index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000 universe of United States-based listed equities. Russell determines the composition of the index based on certain factors and can change its composition at any time.

Russell 1000 Index

This is the broad-based securities market index for the Large Cap Growth Fund and the Large Cap Value Fund. The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. The Russell 1000 Index is a subset of the Russell 3000 Index which is designed to represent approximately 98% of the investable US equity market. It includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included. Russell determines the composition of the index based on certain factors and can change its composition at any time.

Russell 3000 Index

This is the broad-based securities market index for the Quant Mid Cap Growth Fund, Mid Cap Value Fund, Quant Small Cap Equity Fund and Quant Small/Mid Cap Equity Fund. The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Russell). Russell 3000 Index companies represent about 96% of the total market capitalization of the publicly traded U.S. equity market. Russell determines the composition of the index based only on market capitalization and can change its composition at any time.

Additional information on investment strategies of the Funds

The Funds may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash

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management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. Each Fund also may invest up to 20% of its assets in fixed-income investments. Each Fund may invest in fixed-income investments to obtain current income, to use cash balances effectively and in circumstances when Nuveen Asset Management determines that the risk of loss from equity securities outweighs the potential for capital gains or higher income. For a general discussion of fixed-income investments, see “Investment policies—Debt instruments generally” in the Funds’ SAI.

Each Fund may write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in its portfolio. Such options may include put and call options on securities of the types in which a Fund may invest and on securities indices composed of such securities. In writing (selling) call options, a Fund may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Fund losses during periods of market decline. In purchasing call and put options, a Fund may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, a Fund would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. Each Fund can also write (sell) put options. In writing put options, a Fund may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Fund losses during periods of market decline.

In addition, each Fund may buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. Each Fund may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit a Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Nuveen Asset Management deems advisable for other reasons, a Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Each Fund may invest in instruments including exchange-traded notes (“ETNs”), equity-linked notes (“ELNs”) and futures contracts or other derivatives to achieve its investment objective. A Fund may also use such instruments for

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cash management and other purposes, including foreign exposure to certain sectors or securities that are represented by ownership in ETFs, ETNs or ELNs. When a Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its NAV.

In seeking to manage currency exposure, a Fund may also enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

Each Fund can invest in other derivatives, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps and equity-linked fixed-income securities, so long as these derivatives are consistent with a particular Fund’s investment objective, restrictions and policies and current regulations, except that such instruments, as well as ETFs used for cash management purposes, will not be subject to the Large Cap Responsible Equity Fund’s ESG criteria, but may, in the case of ETFs, be subject to other ESG criteria. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Funds’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Funds. Each Fund may invest in derivatives for hedging purposes or to enhance investment return.

Please see the Funds’ SAI for more information on these and other investments the Funds may utilize.

Portfolio holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

Portfolio turnover

To the extent a Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater direct or indirect transaction costs, including brokerage commissions or bid-ask spreads, borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid directly by a Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but may involve indirect transaction costs such as bid-ask spreads. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Funds are not subject to a specific limitation on portfolio turnover, and securities of a Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by a Fund may increase portfolio

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turnover. The portfolio turnover rates of the Funds are listed above in the “Summary information” sections and the portfolio turnover rates during recent fiscal periods are provided in the “Financial highlights” section below. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Nuveen Fund Advisors, Nuveen Asset Management or their affiliates. These investors may engage in reallocations, rebalancings or other activity that may increase a Fund’s portfolio turnover rate and brokerage costs. Nuveen Asset Management may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

Investments by funds of funds

The Trust offers other investment portfolios structured as “funds of funds,” which means that they invest their assets in certain of the Trust’s other investment portfolios, including the Funds, and potentially in other investment pools or products (“Nuveen Funds of Funds”). At certain times, a Nuveen Fund of Funds or an unaffiliated fund of funds may be a significant or sole shareholder of a Fund. The Nuveen Funds of Funds are expected to hold a significant portion of Class W shares of the Funds. Investment decisions made with respect to the Nuveen Funds of Funds or by unaffiliated funds of funds could, under certain circumstances, negatively impact the Funds, with respect to the expenses, investment performance and liquidity profile of the Funds. For instance, large purchases or redemptions of shares of a Fund by the Nuveen Funds of Funds or unaffiliated funds of funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, and, in extreme cases, could threaten the continued viability of the Funds to operate as intended. As a result of the Nuveen Funds of Funds’ or unaffiliated funds of funds’ investment in certain Funds, such Funds may be limited in their ability to invest in other registered funds and private funds.

Share classes

Each Fund may offer Class A, Class I, Premier Class, Class R6, Retirement Class and Class W shares in this Prospectus. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact

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us if you have questions or would like assistance in determining which class is right for you.

Management of the Funds

The Funds’ investment adviser and sub-adviser

Effective August 1, 2026, Nuveen Fund Advisors is the Funds’ investment adviser. Nuveen Fund Advisors offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Nuveen Fund Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Nuveen Fund Advisors and Nuveen Asset Management also manage the investment accounts of CREF. As of June 30, 2026, Nuveen LLC managed approximately $1.4 trillion in assets, of which approximately $167 billion was managed by Nuveen Fund Advisors.

Also effective August 1, 2026, Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds' assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to August 1, 2026, the Funds were managed by Teachers Advisors, LLC (“Advisors”), which merged into Nuveen Asset Management effective at the close of business on July 31, 2026 following an internal reorganization.

Investment management fees

The management fee schedule for each Fund (other than the Large Cap Responsible Equity Fund) consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. Nuveen Fund Advisors serves as manager to various other registered investment companies that operate under the Nuveen name (collectively with the Funds, the “Nuveen Funds”). This pricing structure enables Fund shareholders to

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benefit from growth in the assets within the respective Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors. For the Large Cap Responsible Equity Fund, the management fee schedule consists of one component, a Fund-level fee, based on the amount of assets within a Fund.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

		Fee rate
	Assets under	(average daily
	management (billions)	net assets)
Nuveen Core Equity Fund
	$0.0—$1.0	0.29%
	Over $1.0—$2.0	0.26%
	Over $2.0—$4.0	0.23%
	Over $4.0—$7.0	0.20%
	Over $7.0—$10.0	0.17%
	Over $10.0	0.14%

Nuveen Large Cap Growth Fund
	$0.0—$1.0	0.29%
	Over $1.0—$2.0	0.26%
	Over $2.0—$4.0	0.23%
	Over $4.0—$7.0	0.20%
	Over $7.0—$10.0	0.17%
	Over $10.0	0.14%

Nuveen Large Cap Value Fund
	$0.0—$1.0	0.29%
	Over $1.0—$2.0	0.26%
	Over $2.0—$4.0	0.23%
	Over $4.0—$7.0	0.20%
	Over $7.0—$10.0	0.17%
	Over $10.0	0.14%

Nuveen Quant Mid Cap Growth Fund
	$0.0—$0.5	0.32%
	Over $0.5—$0.75	0.30%
	Over $0.75—$1.0	0.28%
	Over $1.0—$2.0	0.25%
	Over $2.0—$4.0	0.22%
	Over $4.0—$7.0	0.19%
	Over $7.0—$10.0	0.16%
	Over $10.0	0.13%

Nuveen Mid Cap Value Fund
	$0.0—$0.5	0.32%
	Over $0.5—$0.75	0.30%
	Over $0.75—$1.0	0.28%
	Over $1.0—$2.0	0.25%
	Over $2.0—$4.0	0.22%
	Over $4.0—$7.0	0.19%
	Over $7.0—$10.0	0.16%
	Over $10.0	0.13%

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		Fee rate
	Assets under	(average daily
	management (billions)	net assets)
Nuveen Quant Small Cap Equity Fund
	$0.0—$0.5	0.30%
	Over $0.5—$0.75	0.28%
	Over $0.75—$1.0	0.26%
	Over $1.0—$2.0	0.23%
	Over $2.0—$4.0	0.20%
	Over $4.0—$7.0	0.17%
	Over $7.0—$10.0	0.14%
	Over $10.0	0.11%

Nuveen Quant Small/Mid Cap Equity Fund
	$0.0—$0.5	0.30%
	Over $0.5—$0.75	0.28%
	Over $0.75—$1.0	0.26%
	Over $1.0—$2.0	0.23%
	Over $2.0—$4.0	0.20%
	Over $4.0—$7.0	0.17%
	Over $7.0—$10.0	0.14%
	Over $10.0	0.11%

Nuveen Large Cap Responsible Equity Fund
	All assets	0.15%

For each Fund subject to the complex-level fee, the overall complex-level fee, payable monthly, begins at a maximum rate of 0.1600% of a Fund’s average daily net assets, with breakpoints for eligible complex-level assets above $124.3 billion. Therefore, the maximum management fee rate for each such Fund is the Fund-level fee plus 0.1600%. The complex-level fee rate for each such Fund is determined by taking the current overall complex-level fee rate and applying that rate to all eligible assets of the Fund. With respect to the assets of each such Fund that are not eligible assets, those assets are subject to the maximum complex-level fee rate (0.1600%). As of May 1, 2026, 31% of the net assets of each such Fund are eligible assets, and that percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the net assets of a Fund. The current overall complex-level fee schedule is as follows:

Complex-level asset breakpoint level*	Complex-level fee

For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350%
For the next $200 billion	0.1325%
For eligible assets over $400 billion	0.1300%

*See “Investment advisory and other services–Investment advisory services” in the SAI for more detailed information about the complex-level fee and eligible complex-level assets.

As of December 31, 2025, the effective complex-level fee rate for each Fund subject to the complex-level fee was 0.1592%.

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For the most recent fiscal year, each Fund paid Advisors, the Funds’ prior investment adviser, the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Core Equity Fund	0.26%
Nuveen Large Cap Growth Fund	0.23%
Nuveen Large Cap Value Fund	0.25%
Nuveen Quant Mid Cap Growth Fund	0.47%
Nuveen Mid Cap Value Fund	0.44%
Nuveen Quant Small Cap Equity Fund	0.34%
Nuveen Quant Small/Mid Cap Equity Fund	0.27%
Nuveen Large Cap Responsible Equity Fund	0.15%

In addition, Nuveen Fund Advisors has contractually agreed to reimburse each Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses and extraordinary expenses) that exceed certain amounts, as stated in the “Fees and expenses” section of each Fund in this Prospectus. These expense reimbursement arrangements will continue through at least February 28, 2027, unless changed with approval of the Board of Trustees. The Funds also pay Nuveen Fund Advisors for certain administrative services that Nuveen Fund Advisors provides to the Funds on an at-cost basis.

Nuveen Fund Advisors has contractually agreed to waive and/or reimburse, for each Fund that offers Class W shares, Class W shares’ net investment management fees in their entirety. Nuveen Fund Advisors expects this fee waiver and/or reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. However, Nuveen Fund Advisors may receive an investment management fee from the Nuveen Funds of Funds and other investors in Class W shares.

A discussion regarding the basis for the Board of Trustees’ approval of the Funds’ formerly effective investment management agreement with Advisors, the Funds’ investment management agreement with Nuveen Fund Advisors and the Funds’ investment sub-advisory agreement with Nuveen Asset Management is available in the Fund’s most recent report on Form N-CSR for the fiscal period ended April 30. For a free copy of the Funds’ shareholder reports and Form N-CSR, please visit the Funds’ website at www.nuveen.com, visit the SEC’s website at www.sec.gov or call 800-257-8787.

Portfolio management teams

The Funds are managed by one or more portfolio managers, who are responsible for the day-to-day management of the Funds, with expertise in the area applicable to the Funds’ investments. In the case of Funds with multiple portfolio managers, each may be responsible for different aspects of the Funds’

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management. For example, one manager may be principally responsible for selecting appropriate investments for a Fund, while another may be principally responsible for asset allocation. The following is a list of the portfolio managers primarily responsible for managing each Fund’s investments, along with their relevant experience. The Funds’ portfolio managers may change from time to time.

Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN CORE EQUITY FUND
Valerie Grant, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2022 to Present (portfolio management of large-cap core portfolios); AllianceBernstein–2006 to 2022 (portfolio management and equity research for large-cap core portfolios)	2022	1999	2022
Kristian Siqueiros, CFA Managing Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—2002 to Present (equity portfolio management and research in the global utilities and communication services sectors)	2002	2002	2026

NUVEEN LARGE CAP GROWTH FUND
Karen Hiatt, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2021 to Present (portfolio management of domestic large-cap growth portfolios); Allianz—1998 to 2021 (portfolio management of domestic large-cap growth portfolios and head of global technology team)	2021	1994	2021
Scott Tonneson, CFA Managing Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—2007 to Present (portfolio management of domestic large-cap core, growth and long/short equity portfolios)	2007	1994	2026

NUVEEN LARGE CAP VALUE FUND
Charles Carr, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2014 to Present (portfolio management of domestic large-cap value portfolios); Estekene Capital—2009 to 2013 (managing member, value-oriented hedge funds)	2014	1993	2018

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Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN LARGE CAP VALUE FUND (continued)
Rossana Ivanova Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2021 to Present (equity research for domestic portfolios); Atlantic Investment Management, Inc.—2007 to 2021 (equity research for domestic and non-U.S. portfolios)	2021	2005	2023

NUVEEN QUANT MID CAP GROWTH FUND
Max Kozlov, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2015 to Present (quantitative equity research and domestic portfolio management)	2015	1997	2025
Pei Chen Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2004 to Present (portfolio management of domestic small-cap portfolios)	2004	1991	2025
Yuchang (Charles) Huang, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2014 to Present (quantitative equity research)	2014	2010	2025

NUVEEN MID CAP VALUE FUND
David Chalupnik, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2002 to Present (portfolio management of core and value-focused portfolios)	2002	1984	2020
Karen Bowie, CFA Managing Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—1999 to Present (equity portfolio management)	1999	1984	2024
David Johnson, CFA Managing Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—1997 to Present (equity portfolio management)	1997	1990	2024
Eugene Novak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management and other advisory affiliates—2006 to Present (equity research and portfolio management)	2006	2006	2026

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Name & Title	Portfolio Role	Experience Over Past Five Years		Total Experience (since dates specified below)
		At Nuveen Asset Mgmt*		Total	On Team
NUVEEN QUANT SMALL CAP EQUITY FUND
Pei Chen Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2004 to Present (portfolio management of domestic small-cap portfolios)	2004	1991	2016
Max Kozlov, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2015 to Present (quantitative equity research and domestic portfolio management)	2015	1997	2019
Nan Zhang, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2017 to Present (equity portfolio management)	2017	2012	2025

NUVEEN QUANT SMALL/MID CAP EQUITY FUND
Pei Chen Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2004 to Present (portfolio management of domestic small-cap portfolios)	2004	1991	2016
Max Kozlov, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2015 to Present (quantitative equity research and domestic portfolio management)	2015	1997	2019
Nan Zhang, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2017 to Present (equity portfolio management)	2017	2012	2025

NUVEEN LARGE CAP RESPONSIBLE EQUITY FUND
Philip James (Jim) Campagna, CFA Senior Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Darren Tran, CFA Managing Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2022
Nazar Romanyak, CFA Senior Director	Portfolio Manager	Nuveen Asset Management, TCIM and other advisory affiliates—2013 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2013	2012	2024

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* Including tenure at affiliate or predecessor firms, as applicable.

The Funds’ SAI provides additional disclosure about the compensation structure for the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Funds they manage.

Other services

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Funds or to Nuveen Fund Advisors.

For Nuveen Fund Advisors’ provision of such administrative, compliance and other services to the Funds under the Administrative Services Agreement, the Funds pay to Nuveen Fund Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA cost allocation methodology then in effect.

Nuveen Fund Advisors, in its capacity as administrator to the Funds, has contractually agreed to reimburse, for each Fund that offers Class W shares, Class W shares’ net other expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, Trustee expenses and extraordinary expenses) in their entirety. Nuveen Fund Advisors expects this expense reimbursement arrangement to remain in effect indefinitely, unless changed or terminated with approval of the Board of Trustees. Additional detail regarding the arrangement is provided in the Funds’ SAI.

Distribution and service arrangements

All classes

Nuveen Securities, LLC (“Nuveen Securities”) distributes each class of Fund shares. Nuveen Securities may enter into agreements with other intermediaries, including its affiliated broker-dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to offer and sell shares of the Funds. For Class A and Premier Class shares, Nuveen Securities may utilize some or all of the Rule 12b-1 plan fees it receives from Class A and Premier Class shares to pay such other intermediaries for services provided in connection with the sale, promotion and/or servicing of Class A and Premier Class shares, respectively.

Additional information about payments to intermediaries appears in the Funds’ SAI.

Please note that Nuveen Securities does not have a customer relationship with you solely by virtue of acting as distributor for the Funds. Nuveen Securities does not offer or provide investment monitoring, make investment decisions for you, or hold customer accounts or assets.

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Other payments by the Funds

Class A

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Class A shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Class A shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Class A shares. Because Rule 12b-1 plan fees are paid out of Class A assets on an ongoing basis, over time they will increase the cost of your investment in Class A.

In addition to the fees the Funds pay under the plan and fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class A shares of the Funds, the Funds may enter into non-plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

More information about the Funds’ distribution and services arrangements for Class A shares appears in the Funds’ SAI.

Class I

In addition to the fees the Funds pay to their transfer agent, Nuveen Securities or Nuveen Fund Advisors, on behalf of Class I shares of the Funds, the Funds may enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

More information about the Funds’ distribution and service arrangements for Class I shares appears in the Funds’ SAI.

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Premier Class

The Funds have adopted a distribution plan under Rule 12b-1 with respect to Premier Class shares under which the Funds pay Nuveen Securities an annual fee as compensation for Nuveen Securities’ or other entities’ services related to the sale, promotion and/or servicing of Premier Class shares.

Under the plan, the Funds pay Nuveen Securities at the annual rate of up to 0.15% of average daily net assets attributable to Premier Class shares for distribution and promotion-related activities, as well as shareholder and account maintenance services, and Nuveen Securities may pay another entity for providing such services. Nuveen Fund Advisors, Nuveen Securities and their affiliates, at their own expense, may also pay for distribution, promotional and/or shareholder and account maintenance expenses of Premier Class shares. Because Rule 12b-1 plan fees are paid out of Premier Class assets on an ongoing basis, over time they will increase the cost of your investment in the Premier Class.

More information about the Funds’ distribution and services arrangements for Premier Class shares appears in the Funds’ SAI.

Class R6

More information about the Funds’ distribution and services arrangements for Class R6 shares appears in the Funds’ SAI.

Retirement Class

For Retirement Class shares of the Funds, the Funds have separate service agreements with TIAA and Nuveen Fund Advisors (the “Retirement Class Service Agreements”) pursuant to which TIAA, on behalf of Retirement Class shares of the Funds held by or through TIAA by its clients, or Nuveen Fund Advisors, on behalf of all other Retirement Class shares, provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreements, the Retirement Class of the Funds pays monthly a fee to TIAA or Nuveen Fund Advisors, as applicable, at an annual rate of up to 0.25% of average daily net assets, which is reflected as part of “Other expenses” in the “Fees and expenses” sections of this Prospectus. TIAA and Nuveen Fund Advisors may pay Services or other affiliated or unaffiliated persons an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to assist them with fulfilling their obligations under the Retirement Class Service Agreement.

More information about the Funds’ distribution and services arrangements for Retirement Class shares appears in the Funds’ SAI.

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Class W

More information about the Funds’ distribution and services arrangements for Class W shares appears in the Funds’ SAI.

Other payments by Nuveen Securities, Nuveen Fund Advisors or their affiliates

In addition to the sales commissions described below and the payments from distribution and service fees made to financial intermediaries as previously described, Nuveen Securities, Nuveen Fund Advisors or their affiliates may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen mutual funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen mutual fund shares and/or total assets of Nuveen mutual funds held by the firm’s customers. The level of payments that Nuveen Securities, Nuveen Fund Advisors and/or their affiliates is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen mutual funds, the firm’s level of participation in Nuveen mutual fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen mutual fund shares and provide services to Nuveen mutual fund shareholders, and the asset class of the Nuveen mutual funds for which these payments are provided. The SAI contains additional information about these payments, including the names of the firms to which payments are made. Nuveen Securities may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which Nuveen Securities promotes its products and services. With respect to Class R6 shares, Nuveen Securities, Nuveen Fund Advisors or their affiliates are permitted to make such payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries.

In connection with the availability of Nuveen mutual funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, Nuveen Securities, Nuveen Fund Advisors or their affiliates also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen mutual fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen mutual funds out of Fund assets.

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The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting Nuveen Securities and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

Calculating share price

Each Fund determines its NAV per share, or share price, on each Business Day. The NAV for each Fund is calculated each Business Day as of the latest close of the regular (or core) trading session of the NYSE, NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges). The Funds do not price their shares on days that are not a Business Day. NAV per share for each class is determined by dividing the value of the Fund’s assets attributable to such class, less all liabilities attributable to such class, by the total number of shares of the class outstanding.

If the Funds invest in foreign securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of the foreign securities in the Funds’ portfolios may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of a Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

Each Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by a Fund. If market quotations are not readily available or are not considered reliable, a Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. A Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Nuveen Fund Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, a Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although each Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

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Fair value pricing of equity securities most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities is intended to decrease the ability of market timers to make money by exchanging into or out of the Funds to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Funds use a fair value pricing service approved by Nuveen Fund Advisors, as the valuation designee. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Fixed-income securities, including money market instruments, are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of the applicable fixed-income instrument along one axis and various maturities along the other. The use of a price derived from a pricing matrix is a method of fair value pricing.

The Board of Trustees has designated Nuveen Fund Advisors as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to Nuveen Fund Advisors the responsibility of making fair value determinations.

Dividends and distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from investments held by a Fund and capital gains realized from the sale of investments. The Core Equity Fund plans to pay dividends on a quarterly basis. Each other Fund plans to pay dividends on an annual basis.

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Each Fund intends to pay net capital gains, if any, annually. Dividends and capital gains can be paid in cash or reinvested. If you have elected to receive your distributions in cash and the distribution amount is less than $10, then the amount will be automatically reinvested in the particular Fund and no check will be issued. If the postal service is unable to deliver checks to your address of record, or the distribution check remains outstanding for six months or more, then the Funds reserve the right to reinvest the distribution check into your account using the particular Fund’s current NAV and to change your distribution option to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

Dividends and capital gain distributions paid to shareholders who hold their shares through a TIAA-administered retirement plan or custody account will automatically be reinvested in additional shares of the same class of the particular Fund. All other shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1. Reinvestment option, same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of the Fund. Unless you elect otherwise, this will be your default distribution option.

2. Reinvestment option, different fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the same share class of another fund in which you already hold shares.

3. Income-earned option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4. Capital gains option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5. Cash option. A check will be sent for your dividend and each capital gain distribution.

On a Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

Shareholders who hold their shares through a variable insurance or annuity product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable insurance or annuity product issuer or your plan sponsor or intermediary for more details.

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Taxes

As with any investment, you should consider how your investment in a Fund will be taxed.

Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you are subject to federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions paid from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. By February of each year, a statement showing the taxable distributions paid to you in the previous year from a Fund will be sent to you and the Internal Revenue Service (“IRS”) (for taxable accounts only). Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the Funds’ SAI.

Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions (sales), including exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased

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prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 24% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Buying a dividend. If you buy shares before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as a 401(a), 401(k) or 403(b) plan or an IRA, you will have to include the $0.25 dividend in your gross income for tax purposes.

Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce the Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you if you maintain a taxable account. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of

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the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by a Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

Taxes related to employee benefit plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares held (or that are held on their behalf) in participant or custody accounts under the Internal Revenue Code of 1986, as amended (the “Code”) section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA or your tax advisor.

Other tax matters. Certain investments of a Fund, including certain debt instruments, foreign securities and shares of other investment funds, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the Funds’ SAI.

How you can buy and sell shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the SAI. Because the Prospectus and the SAI are available free of charge on the Funds’ website at www.nuveen.com, we do not disclose the following share class information separately on the website.

What share classes we offer

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described above, which are paid out of a Fund’s assets. These fees are paid to Nuveen Securities or Nuveen Fund Advisors, and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. Certain classes of the Funds have adopted a distribution plan under Rule 12b-1 under the 1940 Act or a

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service plan that allows each Fund to pay these distribution and/or service fees. More information on these plans can be found above under “Distribution and service arrangements.” Because fees paid under the plans are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Overview

Each share class of a Fund has certain eligibility requirements that apply when purchasing Fund shares. Eligibility to purchase a certain class of shares is generally based on the type of account being opened in a Fund as well as certain account minimums. In order to better understand the eligibility requirements outlined below, the following defined terms shall apply when used throughout this Prospectus.

Definitions

Financial Intermediary Accounts: These include accounts held through platforms, programs, plans and other similar entities, as well as omnibus accounts, on behalf of other investors. Additionally, Financial Intermediary Accounts may include, but are not limited to, the following:

• Employee Benefit Plans (as defined below);

• Certain custody accounts sponsored or administered by TIAA, or by other entities not affiliated with TIAA, that are established by individuals as IRAs pursuant to section 408 of the Code; and

• Wrap accounts or other such arrangements as may be offered by a financial advisor or other intermediary.

Employee Benefit Plans: These include accounts sponsored or administered by either TIAA and its affiliates or by other entities not affiliated with TIAA and that are established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain Employee Benefit Plans. Such Employee Benefit Plans include those described in sections 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) or 457 of the Code. Shareholders investing through such Employee Benefit Plans may have to pay additional expenses related to the administration of such plans. Class I is not available to SEPs, SARSEPs, SIMPLE IRAs and Keogh plans.

Eligible Investors: These include both Financial Intermediary Accounts and Employee Benefit Plans.

Direct Purchasers: These accounts are opened directly with the transfer agent for the Funds, SS&C GIDS, Inc., and include the following: individual, financial advisor, domestic trust and joint accounts; Traditional IRAs and Roth IRAs; corporate and institutional accounts; custodial accounts for a minor child under the Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”); and Coverdell education savings accounts.

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Class A shares

You can purchase Class A shares at the offering price, which is the NAV per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to reduce your sales charge.” Class A shares are also subject to an annual distribution fee, as described above under “Distribution and service arrangements.” The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00

 * You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen Securities, LLC (the “Distributor”) pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s Rule 12b-1 fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent deferred sales charges” below for information concerning the CDSC and “How to reduce your sales charge—CDSC waivers and reductions” below for information concerning CDSC waivers and reductions.

Class A shares are available through certain financial intermediaries or by contacting the Funds directly. The minimum initial investment is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts, $250 for Fund accounts purchased through fee-based programs, no minimum for retirement plans, and $2,500 for all other account types. Subsequent investments for all account types must be at least $100. Provided they meet the minimum investment and other eligible requirements, investors that are eligible include:

• Direct Purchasers;

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

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In addition, Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class I shares

You can purchase Class I shares at the offering price, which is the NAV per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. Nuveen Securities may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level. The Funds reserve the right to permit certain categories of eligible investors to purchase Class I shares directly from a Fund.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

• Certain employer-sponsored retirement plans.

• Certain bank or broker-affiliated trust departments.

• Advisory accounts of Nuveen Fund Advisors and its affiliates.

• Investors purchasing through a brokerage platform of a financial intermediary that has an agreement with Nuveen Securities to offer such shares solely when acting as an agent for such investors. Investors transacting through a financial intermediary’s brokerage platform may be required to pay a commission directly to the intermediary.

• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

• Certain financial intermediary personnel, and their immediate family members.

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• Certain other institutional investors described in the SAI.

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

A financial intermediary through which you hold Class I shares may have the authority under its account agreement to exchange your Class I shares for another class of Fund shares having higher expenses than Class I shares if you withdraw from or are no longer eligible for the intermediary's fee-based program or under other circumstances. You may be subject to the sales charges and service and/or distribution fees applicable to the share class that you receive in such an exchange. You should contact your financial intermediary for more information about your eligibility to purchase Class I shares and the class of shares you would receive in an exchange if you no longer meet Class I eligibility requirements.

Premier Class and Retirement Class shares

You can purchase Premier Class and Retirement Class shares at the offering price, which is the NAV per share without any up-front sales charge. Premier Class shares are subject to an annual distribution fee, and Retirement Class shares are subject to an annual service fee, each as described above under “Distribution and service arrangements.” Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans or other types of savings plans or accounts, which include:

• Financial Intermediary Accounts;

• Other investment companies or pools;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares

Eligible investors can purchase Class R6 shares at the offering price, which is the NAV per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans, health savings accounts and 529 savings plans. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $1,000. Nuveen Securities

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may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $1,000,000 in a Fund. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of Nuveen Securities. Class R6 shares may be purchased through financial intermediaries only if such intermediaries have entered into an agreement with Nuveen Securities to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, recordkeeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. However, Nuveen Securities, Nuveen Fund Advisors or their affiliates are permitted to make certain payments pursuant to existing arrangements with financial intermediaries, but will not enter into new arrangements to make such payments with new third-party financial intermediaries. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

• Financial Intermediary Accounts;

• Direct Purchasers;

• Qualified retirement plans held in plan-level or omnibus accounts;

• Foundations and endowment funds;

• Any state, county, or city, or its instrumentality, department, authority or agency;

• 457 plans, including 457(b) governmental entity plans and tax exempt plans;

• Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

• Investment companies;

• Corporations, including corporate non-qualified deferred compensation plans of such corporations;

• Collective investment trusts;

• State-sponsored tuition savings plans (529) or health savings accounts (HSA);

• Insurance company separate accounts advised by or affiliated with Nuveen Fund Advisors, or other affiliates of TIAA;

• Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

• Other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Class R6 shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

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• Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the SAI).

• Officers of Nuveen, LLC and its affiliates, and their immediate family members.

• Full-time and retired employees of Nuveen, LLC and its affiliates, and their immediate family members.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Class W shares

Class W shares are available at the offering price, which is the NAV per share without any up-front sales charge. As Class W shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes. Class W shares are available for purchase directly from the Funds only by funds advised by Nuveen Fund Advisors or its affiliates or other clients or accounts of Nuveen Fund Advisors or its affiliates that are subject to a contractual fee for advisory, management or other similar or related services provided by Nuveen Fund Advisors or its affiliates, as well as other accounts, entities, programs, plans and categories of shareholders as may be approved by the Funds from time to time.

Account minimums

The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements described above at any time without any prior notice to shareholders. Financial intermediaries may enforce their own initial and subsequent investment minimums.

There are no minimum account requirements, including initial or subsequent minimum investment requirements, for Premier Class, Retirement Class or Class W shares.

All share classes

Each Fund reserves the right to determine in its sole discretion whether any potential investor is eligible to purchase Class A, Class I, Premier Class, Class R6, Retirement Class or Class W shares. For more information with regard to Class I, Premier Class, Class R6 or Retirement Class shares, please contact your financial intermediary or you may call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time. If you are a Direct Purchaser of Class R6 shares, please contact your assigned relationship manager (“Relationship Manager”), or please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class A shares, or if you are a Direct Purchaser of Class I shares, please call the Funds at 800-257-8787, Monday through Friday, from 8:00 a.m. to 6:00 p.m. Eastern Time. For more information with regard to Class W shares, please call the Funds at 800-257-8787, Monday through Friday,

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from 8:00 a.m. to 10:00 p.m. Eastern Time. Due to the limited eligibility of Class W shares, certain of the information below regarding purchasing, redeeming and exchanging shares does not apply to Class W shares.

Investors in all share classes should be aware that each Fund may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, redeeming and exchanging shares.

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions when purchasing, redeeming or exchanging shares as long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

Please refer to the SAI for more information about Class A, Class I, Premier Class, Class R6, Retirement Class, and Class W shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent deferred sales charge

If you redeem Class A shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen Securities. The CDSC may be waived under certain special circumstances as described below under “How you can buy and sell shares—How to reduce your sales charge—CDSC waivers and reductions,” in the appendix to this Prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

How to reduce your sales charge

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of certain Class A shares purchased at NAV. The availability of the sales charge reductions and waivers discussed below will depend on the policies of the financial intermediary through which you purchase your shares. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your

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responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares through another intermediary.

Class A sales charge reductions

• Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current NAV per share, of all of your prior purchases of any Nuveen mutual fund.

• Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A sales charge waivers

Class A shares of a Fund may be purchased at NAV without a sales charge as follows:

• Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What share classes we offer—Contingent deferred sales charges” above).

• Shares purchased through the reinvestment of Nuveen mutual fund dividends and capital gain distributions.

• Shares purchased for accounts held directly with a Fund that do not have a financial intermediary of record.

• Shares of any Nuveen mutual fund purchased for accounts held directly with a Fund that held Class A shares of a Fund prior to May 6, 2024.

• Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

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For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SARSEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011 where Nuveen Securities is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, Keogh plans, non-qualified deferred compensation plans and single defined benefit plans.

• Employees of Nuveen, LLC and its affiliates. Purchases by current and retired employees of Nuveen, LLC and its affiliates and such employees’ immediate family members (as defined in the SAI).

• Current and former trustees/directors of the Nuveen Funds.

• Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

• Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

• Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen mutual fund shares held in accounts with other financial advisors. You or your financial advisor must notify Nuveen Securities at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

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CDSC waivers and reductions

The CDSC payable upon the redemption of Class A shares that were purchased at NAV without a sales charge because the purchase amount exceeded $1,000,000, may be waived or reduced under the following circumstances:

• In the event of total disability of the shareholder.

• In the event of death of the shareholder.

• For certain redemptions made pursuant to a systematic redemption plan.

• For redemptions in connection with a payment of account or plan fees.

• For redemptions of accounts not meeting required minimum balances.

• For redemptions of Class A shares where Nuveen Securities did not pay a sales charge to the intermediary when the shares were purchased.

• For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

• For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account due to the shareholder reaching the qualified age based on applicable laws and regulations.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the SAI.

Purchasing shares

For Class A shares and Direct Purchasers of Class I and Class R6 shares

How to open an account—Class A

Accounts can be opened via mail or in person. To open an account, send the Funds a completed application with your initial investment. To download an application to mail to the Funds, please visit www.nuveen.com. If you have any questions or need help obtaining or completing the application, call the Funds at 800-257-8787. If you currently hold or in the future intend to hold your Class A shares indirectly through a financial intermediary, please contact the intermediary about initiating or making additional purchases of Class A shares.

How to open an account—Class R6

Direct Purchasers interested in opening an account to hold Class R6 shares should request an application from their Relationship Manager, who can answer any questions or help complete the application. The application will need to be submitted directly either to a Relationship Manager or to the Funds via mail. Confirmation that the account has been established will be delivered to the applicant or can be obtained by calling the Funds.

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Transaction methods for purchases

All Class A shareholders and all Direct Purchasers of Class I and Class R6 shares automatically have the right to buy shares by telephone, and all Class A shareholders automatically have the right to buy shares through the TIAA Web Center, as long as bank account information and a voided check were provided at the time the account was established. If you do not want the telephone/web (as applicable) purchase option, you can indicate this on the application or call the Funds at 800-257-8787 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800-257-8787, or you may download it from the Funds’ website. Class A, Class I and Class R6 impose a $100,000 per Fund account per day limit on telephone and web purchases, as applicable.

Over the Internet: Existing Direct Purchasers of Class A shares may process certain account transactions online. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms. To access your account, click on the “Online Account Access” link under the “Individual Investors—Mutual Fund Account Access” heading at www.nuveen.com/client-access. The system will walk you through the log-in process. To purchase shares online, you must have established transaction privileges on your account prior to the requested transaction. With TIAA’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional Class A shares over the Internet. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: You can request electronic withdrawals from your designated bank account to buy additional Class R6 shares by calling your Relationship Manager or by calling 800-257-8787. You can request electronic withdrawals from your designated bank account to buy additional Class A or Class I shares of the Funds by calling 800-257-8787.

Purchasing via mail: Send a check to either of the addresses listed below with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper including your name, address, Fund account number, the Fund and class you want to invest in and the amount to be invested in the Funds.

Make checks payable to “The Nuveen Funds.”

First-Class Mail:

Nuveen Funds

P.O. Box 219140

Kansas City, MO 64121-9140

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Overnight Mail:

Nuveen Funds

801 Pennsylvania Avenue, STE 219140

Kansas City, MO 64105-1307

Purchasing via wire: See the section entitled “For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients— Transaction methods for purchases” below.

Purchasing via Automatic Investment Plan for Class A shares: You can make subsequent investments into Class A shares automatically by electing to utilize the Funds’ automatic investment plan (“Automatic Investment Plan”) on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account. To begin this service, send the Funds a voided checking or savings account deposit slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next Business Day if those days are not Business Days). Investments must be made for at least $100 per Fund account. You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone or over the Internet. The change will take effect approximately five Business Days after the Funds receive your request. The Funds can suspend, change or terminate the Automatic Investment Plan option at any time, although the Funds will notify you if this occurs.

In-kind purchases of shares: Each Fund may allow the purchase of shares with investment securities (instead of cash), if it is determined that (i) the securities offered to the Fund are suitable for investment by the Fund and are appropriate, in type and amount, for investment by the Fund in light of its investment objective(s), policies and current holdings; (ii) the Fund expects to continue to hold the securities received in-kind, subject to subsequent changes in investment determinations regarding particular securities or as the need to raise cash by selling portfolio securities may arise; and (iii) the purchase in-kind is in the best interest of the Fund and its existing shareholders. If a Fund accepts the in-kind securities, the shareholder will receive Fund shares equal in NAV to the market value of the securities received. Shareholders investing through a Financial Intermediary Account or Employee Benefit Plan who are interested in making in-kind purchases should contact their Financial Intermediary Account or Employee Benefit Plan sponsor directly. Otherwise, shareholders interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

Payment limitations: Generally, for Class A shareholders and for Direct Purchasers of Class I and Class R6 shares the Funds will not accept payment in the following forms (exceptions may apply):

• checks made out to you or other parties and signed over to the Funds;

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• corporate checks for investment into non-corporate accounts;

• third-party checks except in limited circumstances (any check not made payable directly to Nuveen Funds will be considered a third-party check); or

• travelers’ checks, money orders, credit card convenience checks, cash, counter checks or starter checks or digital (including virtual or crypto) currencies (e.g., Bitcoin).

Stopped checks: If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer (“EFT”), the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your accounts as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds or any other series of the Trust. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check or through EFT.

For Eligible Investors in Class I, Premier Class, Class R6 and Retirement Class shares and their clients

For Participants in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA

How to open an account

You should first contact your employer to learn important details necessary to facilitate enrollment in an Employee Benefit Plan. Your employer must notify TIAA that you are eligible to enroll. In many cases, you will be able to use the TIAA Web Center’s online enrollment feature at www.tiaa.org. Some plans allow submission of a hard-copy application for a new account; this form can be returned to your human resources (HR) office, a TIAA Relationship Manager or to either of the addresses below:

First-Class or Standard Mail:

TIAA

P.O. Box 1259

Charlotte, NC 28201

Overnight Mail:

TIAA

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

You may allocate single or ongoing contributions by selecting a Fund and the amounts you wish to contribute to that Fund.

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Subject to the terms of your plan, you may be eligible to roll over or transfer in balances from other eligible accounts as determined by the Code.

The Funds may suspend or terminate the offering of Class I, Premier Class, Class R6 and Retirement Class shares to your employer’s plan. You may be able to change your allocation for future contributions by:

• using the TIAA website’s account access feature at www.tiaa.org;

• calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

• writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

For Participants in an Employee Benefit Plan or Financial Intermediary Account not administered by TIAA

How to open an account

Your Financial Intermediary Account or Employee Benefit Plan will have its own instructions and procedures for opening an account and establishing a position within the Funds. If you are enrolling in an Employee Benefit Plan, you should first contact your employer to learn important details necessary to facilitate enrollment into the plan. Financial advisors for a Financial Intermediary Account can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Other information for Employee Benefit Plans

As a participant in an Employee Benefit Plan, the Funds impose no minimum investment. The Funds do not currently restrict the frequency of investments made in the Funds by participants through Employee Benefit Plans, although the Funds reserve the right to impose such restrictions in the future. If you are investing in the Funds through an Employee Benefit Plan, your employer’s plan may limit the amount and available methods to invest in your account.

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Additionally, the Code limits total annual contributions to most types of Employee Benefit Plans.

Other information for Eligible Investors

An investor purchasing shares through Eligible Investors may purchase shares only in accordance with instructions and limitations pertaining to their account with the Eligible Investor. These Eligible Investors may set different minimum investment requirements for their customers’ investments. Please contact your Financial Intermediary Account or Employee Benefit Plan sponsor for more information.

Transaction methods for purchases

Purchasing via wire: You may remit initial or subsequent deposits into your account via wire. To open an account by wire please send a completed and signed application by mail as instructed above and then follow the wiring instructions below once you have confirmed the account is open and have the account number.

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

ABA Number: 011000028

DDA Number: 99052771

Specify on the wire:

• “The Nuveen Funds—” and the “Share Class” being purchased. For example, a proper set of wire instructions for an initial or subsequent investment into Class R6 would read as follows: “The Nuveen Funds—Class R6”;

• Account registration (names of registered owners), address and Social Security number or taxpayer identification number;

• The Fund account number; and

• The Fund or Funds and amount per Fund to be invested.

Points to remember for all purchases

The Funds consider all purchase requests to be received when they are received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent). (See the section entitled “Important transaction information—Good order” below.) Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These types of requests will be deemed to be not in “good order” and the money you sent will be returned to you. If you hold your shares through a Financial Intermediary Account, such intermediary may have its own independent “good order” and eligibility requirements.

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Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations described in the section entitled “Frequent trading—applicable to all investors” (see below). If you hold your shares through a Financial Intermediary Account, it may charge you additional fees. Contact your Financial Intermediary Account to find out if it imposes any other conditions on your transactions, such as a different minimum investment requirement.

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

Before you can use TIAA’s Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. You will then be given an opportunity to create a user name and password. TIAA’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA’s Web Center and the Automated Telephone Service are recorded electronically.

All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds generally will only accept accounts with a U.S. address of record, but the Funds have the discretion to accept accounts with a non-U.S. address of record. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in the Funds. The Funds generally will not accept a P.O. Box as the address of record. For payments made by check, the Funds can only accept payment to establish a new account if the check presented for deposit into the new account is drawn against an account registered in the same name as the prospective investor.

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or EFT, the Funds may treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Funds or Nuveen Fund Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. There is a $25 fee for all returned items, including checks and EFTs. Please note that there is a 10 calendar day hold on all purchases by check, or through EFT.

There may be circumstances when the Funds will not accept new investments. The Funds reserve the right to suspend or terminate the offering of their shares at any time without prior notice. The Funds also reserve the right to restrict you

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from making future purchases in the Funds or any other series of the Trust. In addition, the Funds reserve the right to reject any application or investment or any other specific purchase request.

Redeeming shares

All share classes

You can redeem (sell) your shares on any Business Day. If you hold your Fund shares through a Financial Intermediary Account, please contact the intermediary to sell your shares. Your Financial Intermediary Account may have different requirements and restrictions on redemptions than the Funds. If you hold your Fund shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, the Employee Benefit Plan or Financial Intermediary Account may impose further restrictions on the sale of Fund shares.

You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption. Neither the Funds nor their transfer agent can process redemption requests that specify a certain price or date; these requests will be deemed not in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.) The Funds will only process redemption requests received in “good order” as determined by the Funds’ transfer agent (or other authorized Fund agent).

For Direct Purchasers, the length of time that the Funds typically expect to pay redemption proceeds depends on whether payment is made by EFT or by check. The Funds typically expect to make payments of redemption proceeds by EFT on the next Business Day following receipt of the redemption request in good order. For payment by check, the Funds typically expect to mail the check on the next Business Day following receipt of the redemption request by the Funds in good order.

For Fund shares held through a Financial Intermediary Account, the length of time that the Funds typically expect to pay redemption proceeds may depend on your intermediary. For payments that are made to your intermediary for transmittal to you, the Funds expect to pay redemption proceeds to the intermediary the next Business Day following the Funds’ receipt of the redemption request received in good order from the intermediary. Please contact your intermediary for additional information.

Payment of redemption proceeds may take longer than the time a Fund typically expects. However, in certain circumstances, the payment of redemption proceeds may take up to seven days as permitted by applicable law. For example, the payment of redemption proceeds may be delayed up to seven days (i) during periods of market stress or volatility, (ii) during any period in which an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable or (iii) when a Fund seeks to satisfy especially large redemption requests.

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If a redemption is requested after a recent purchase of shares, the Funds may delay payment of the redemption proceeds until the check or an EFT transaction clears. This can take up to 10 days. There is a 10 calendar day hold from the date of purchase to the first available redemption for all Direct Purchasers redeeming through www.nuveen.com or the TIAA Web Center.

If you request a redemption, the Funds will send the redemption proceeds by check to the address of record, or by EFT to the bank account on file. A letter of instruction with a bank Medallion Signature Guarantee of all owners exactly as registered on the account is required if the redemption proceeds are sent to (i) a bank account not on file, (ii) an address other than the address of record, or (iii) an address of record that has been changed within the last 30 calendar days. You may obtain a Medallion Signature Guarantee from some commercial or savings banks, credit unions, trust companies or member firms of a U.S. stock exchange. A notary public cannot provide a Medallion Signature Guarantee.

The Funds can suspend the right of redemption of Fund shares or postpone payment beyond seven days if: (a) the NYSE is closed for other than usual holidays or weekends, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or when the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

The Funds’ transfer agent, acting on behalf of a Fund and acting in reliance on relief granted by the SEC staff, may place a temporary hold on the payment of redemption proceeds from the account of a Direct Purchaser if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (a) age 65 and older, or (b) age 18 and older and whom the Funds’ transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

The Funds reserve the right to require a Medallion Signature Guarantee for a redemption of any class. The Funds can suspend or terminate your ability to transact by telephone, Internet, or fax at any time, for any reason. Also, telephone, Internet or fax transactions may not always be available.

Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

Each Fund typically will pay redemption proceeds using holdings of cash (including cash flows into the Funds) in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. The Funds also may meet redemption requests through overdrafts at the Funds’ custodian, by borrowing under a credit agreement to which the Funds are parties or by borrowing from certain other registered investment companies advised by Nuveen Fund Advisors, including the Funds, under an inter-fund lending program maintained by the Funds and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods listed in the foregoing sentence are more likely to be used to meet large redemption requests or in times of stressed market

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conditions. Each Fund also reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a Fund’s assets, whichever is less. For additional information, please see the “In-kind redemptions of shares” section below.

For participants holding shares through an Employee Benefit Plan (Class I, Premier Class, Class R6 and Retirement Class shares)

A redemption can be part of an exchange into (1) another fund available through your Employee Benefit Plan or (2) another account or IRA.

If you are married, and all or part of your investment is attributable to purchases made under either (i) an employer plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or (ii) an employer plan that provides for spousal rights to benefits, then to the extent required by the Code or ERISA or the terms of your employer plan, your rights to make certain redemptions may be restricted by the rights of your spouse to such benefits.

For Direct Purchasers, Eligible Investors and their clients (Class A, Class I and Class R6 shares)

Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” and will be returned. (See the section entitled “Important transaction information—Good order” below.)

Transaction methods for redemptions

If your shares are held through a Financial Intermediary Account, please contact the intermediary for redemption requirements. Your intermediary may charge for this service.

Over the Internet: With TIAA’s Web Center, Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can be redeemed over the Internet subject to any rules imposed by the Employee Benefit Plan or Financial Intermediary Account. Direct Purchasers of Class A shares can redeem their shares over the Internet although there is a limit on Internet redemptions. Investors in Class A shares are limited to Internet redemptions of up to $100,000 per Fund account per day. Internet redemptions are not available for self-directed IRA accounts and Coverdell education savings accounts held by Direct Purchasers. TIAA’s Web Center can be accessed through TIAA’s homepage at www.tiaa.org. Before you can use the Web Center, you must enter the last four digits of your Social Security number, date of birth and last name. The Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over the Web Center are recorded electronically.

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By telephone: Call the appropriate person or number provided in the section entitled “Purchasing shares” above. If you do not want to be able to redeem by telephone, contact either your TIAA Relationship Manager or Financial Intermediary Account.

• Participants holding Class I, Premier Class, Class R6 and Retirement Class shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA can redeem up to $50,000 every seven calendar days or any greater amount as approved from time to time.

• Direct Purchasers of Class A, Class I and Class R6 shares can redeem amounts up to $100,000 per Fund account per day by phone.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above.

By systematic redemption plan: For Class A shares, you can elect this feature only for accounts with balances of at least $5,000. The applicable Fund will automatically redeem the requested dollar amount or number of shares for Class I, Premier Class, Class R6 and Retirement Class held in an Employee Benefit Plan or Financial Intermediary Account administered by TIAA on any Business Day between the 1st and 28th of the month or for Class A each month or quarter on the 1st or 15th of the month. For all share classes, if the days selected are not Business Days, shares will be redeemed on the following Business Day. Redemptions will be made via check or electronic transfer to your bank. You should not establish systematic redemptions if you intend to make concurrent purchases of Class A because you may unnecessarily pay a sales charge or CDSC on these purchases.

If you are a Direct Purchaser of Class A shares in the Funds and want to set up a systematic redemption plan, contact the Funds and they will send the necessary forms to you or you may enroll online through www.nuveen.com or the TIAA Web Center. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change. The Funds can suspend, change or terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or by calling the Funds or through www.nuveen.com or the TIAA Web Center. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within five days after the Funds receive your instructions.

In-kind redemptions of shares: Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement the Fund’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s

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assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s portfolio. The securities you receive will be selected by the Fund in its discretion. The investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs. In addition, securities redeemed on an in-kind basis will be subject to market risk until sold and taxable gains or losses may be incurred when the securities are converted to cash.

Reinstatement privilege: If you redeem Class A shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

Exchanging shares

Overview

An exchange is a simultaneous redemption of shares in a Fund and a purchase of shares of the same class of another Nuveen mutual fund available in your state. Investors can exchange shares on any Business Day subject to limitations (i) described in the section entitled “Frequent trading—applicable to all investors” below, (ii) imposed by your Financial Intermediary Account or (iii) any limitations under your employer’s Employee Benefit Plan. Shareholders who own shares through an Eligible Investor such as an Employee Benefit Plan or Financial Intermediary Account should contact the Eligible Investor for exchange requests.

You may be required to complete and return certain forms to effect your exchange. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security number or taxpayer identification number. Because restrictions may apply to certain accounts or plans, you should contact your Financial Intermediary Account or Employee Benefit Plan representative for further information. An exchange is considered a sale of securities and therefore may be a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

For Class A shareholders and Direct Purchasers of Class I or Class R6 shares, an exchange into a fund in which you already own shares must be for at least $50 for Class A and $1,000 for Class R6 and an exchange to a new fund account must meet the account minimums as stated by account type above. For Class I, Premier Class, Class R6 and Retirement Class shares held through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA, exchanges must generally be for at least $1,000 (except for systematic exchanges, which must be for at least $100) or your entire balance, if it is less.

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Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is deemed to be harmful to the Funds, including if it is considered to be excessive trading or market timing activity.

Once made, an exchange request by mail cannot be modified or cancelled.

Transaction methods for exchanges

Over the Internet: You can exchange shares using www.nuveen.com or TIAA’s Web Center, which can be accessed through TIAA’s homepage at www.tiaa.org.

By telephone: If you are a Direct Purchaser of Class R6 shares, please call your Relationship Manager or 800-257-8787. For Direct Purchasers of Class A or Class I shares, please call 800-257-8787. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts administered by TIAA, please call 800-842-2252. For share classes held under Employee Benefit Plans or Financial Intermediary Accounts not administered by TIAA, please contact your plan or intermediary for exchange requirements.

By mail: Send your written request to the appropriate address as described in the section entitled “Purchasing shares” above. The letter must include your name, address, and the funds and accounts you want to exchange between.

By systematic exchange: Under this feature, TIAA automatically redeems shares in a Fund and purchases shares of the same class of another Nuveen mutual fund as specified by the applicable agreement. However, the Funds do not offer systematic exchanges for Direct Purchasers in the Class I or Class R6 shares. In addition, for Class A shares, you can only elect this feature if the balance of the Fund account from which you are transferring shares is at least $5,000. Class A systematic exchanges can occur on the 1st or 15th day of the month or on the following Business Day if those days are not Business Days. For all systematic exchanges, you must specify the dollar amount and the funds involved in the exchange. If you want to set up a systematic exchange, contact Nuveen. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the number identified in the section entitled “Purchasing shares” above. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within five days after the Funds receive your instructions. All account owners must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. The Funds can suspend, change or terminate the systematic exchange feature at any time, although the Funds will notify you if this occurs.

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Conversion of shares—applicable to all investors

A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund, subject to the payment of any applicable CDSC. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day will receive the NAV of the new class calculated that day. Please note that, because the NAV of each class of a Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your Fund shares through an Eligible Investor like an intermediary or plan sponsor, please contact the Eligible Investor for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

Voluntary conversions

If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you hold your Fund shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the applicable sections of the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Nuveen Fund Advisors has any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

Mandatory conversions

The Funds reserve the right to automatically convert shareholders from one class to another if they no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges

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or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

In addition, shareholders investing through a Financial Intermediary Account should be aware that the financial intermediary through which you hold shares may have the authority under the financial intermediary’s account agreement or other agreement with you to exchange the class of shares of a Fund that you currently hold for another class of shares of the same Fund (for example, the financial intermediary may convert you from Class I shares to Class A shares of a Fund) under certain circumstances. Under these circumstances, neither the Funds, Nuveen Fund Advisors nor Nuveen Securities are responsible for any actions taken by such financial intermediary in this regard. The fees and expenses of the new share class may be higher than those of the previously held class.

Important transaction information

Good order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent at its processing center (or by another authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

Financial intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

Share price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” prior to the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in “good order” any time after the time as of which a Fund’s NAV is determined on any Business Day, the transaction price will be the NAV per share calculated the next Business Day.

If you hold Class I, Premier Class, Class R6 or Retirement Class shares through an Eligible Investor, or if you hold Class A shares through a financial

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intermediary, the Eligible Investor or financial intermediary, as applicable, may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than the close of that Business Day in order to receive that day’s NAV per share as the transaction price.

Large redemptions—applicable to all investors. Please contact the Funds before attempting to redeem a large dollar amount of shares (including exchange requests since they include redemption transactions). Large redemptions of Fund shares may be detrimental to the Funds’ other shareholders because such transactions can adversely affect a portfolio manager’s ability to efficiently manage the Funds. By contacting the Funds before you attempt to redeem a large dollar amount, you may avoid in-kind payment of your request.

Minimum account size.

• Class A. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,000. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for a Fund’s account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

• Class I, Premier Class, Retirement Class and Class W. There is currently no minimum account size for maintaining a Class I, Premier Class, Retirement Class or Class W account. The Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

• Class R6. While there is currently no minimum account size for maintaining a Class R6 account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

Annual Low Balance Account Fee—Class A. The Funds charge an Annual Low Balance Account Fee of $15.00 per Class A account (applicable to both retirement and non-retirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $1,000 (for any reason, including a decrease in market value) as of a particular date each year. Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

The Annual Low Balance Account Fee will not apply to the following types of Class A Fund accounts: accounts held through retirement or Employee Benefit Plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-Employee Benefit Plan assets held in accounts for the Fund or other Nuveen mutual funds of $25,000 or more; accounts currently enrolled in the Fund’s Automatic Investment Plan; and accounts held through tuition (529)

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plan programs. However, the Annual Low Balance Account Fee will apply to IRAs and Coverdell education savings accounts. The Funds reserve the right to waive or reduce the Annual Low Balance Account Fee for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the Annual Low Balance Account Fee at any time without advance notice to shareholders.

Taxpayer identification number. Regardless of whether you hold your Fund shares directly or through a Financial Intermediary Account, you must give the Funds your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Funds whether or not you are subject to backup withholding. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to backup tax withholding. In addition, if you hold Fund shares directly and do not furnish your taxpayer identification number, then your account application will be rejected and returned.

Changing your address.

• Class A. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

• Class I, Premier Class and Retirement Class. To change the address on an Eligible Investor account, please send the Funds a written notification.

• Class R6. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days (for direct investors) or 14 days (for participants holding shares through an Employee Benefit Plan or Financial Intermediary Account administered by TIAA) of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of U.S. stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds, your Financial Intermediary Account, your Employee Benefit Plan or your Relationship Manager (for Direct Purchasers).

Transferring shares. For certain share classes, you can transfer ownership of your account to another person or organization that also qualifies to own the class of shares or change the name on your account by sending the Funds written instructions. Generally, each registered owner of the account must sign

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the request and provide Medallion Signature Guarantees. When you change the name on an account, shares in that account are transferred to a new account.

Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

Customer complaints. Customer complaints may be directed to Nuveen Funds, 730 Third Avenue, New York, NY 10017-3206, Attention: Shareholder Services.

Transfer On Death—Class A. If you live in certain states and hold Class A shares, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

Internet and telephone transactions. The Funds are not liable for losses from unauthorized www.nuveen.com, TIAA Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through www.nuveen.com, TIAA’s Web Center or by telephone are genuine. The Funds also record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason. If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

Frequent trading—applicable to all investors

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

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The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including exchange transactions, or a redemption and then subsequent purchase of Fund shares, including exchange transactions. Upon completion of a second round trip, the account will not be permitted to exchange in or purchase additional shares for a period of 90 days.

The Funds receive certain share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. Nuveen Securities has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with Nuveen Securities in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at Nuveen Securities may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the SAI. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor,

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involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’ Frequent Trading Policy and its enforcement, see “About the Trust and the shares—Frequent Trading Policy” in the SAI.

Electronic prospectuses

If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

Standard & Poor’s Index

The S&P 500® Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Core Equity Fund and the Large Cap Responsible Equity Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a

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division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). It is not possible to invest directly in an index. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to the Fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Fund. S&P Dow Jones Indices has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

s&p dow jones indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the s&p 500 index or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. s&p dow jones indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. s&p dow jones indices makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by the Fund, owners of the Fund, or any other person or entity from the use of the s&p 500 index or with respect to any data related thereto. without limiting any of the foregoing, in no event whatsoever shall s&p dow jones indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. there are no third

Nuveen U.S. Equity Funds  ■  Prospectus     149

party beneficiaries of any agreements or arrangements between s&p dow jones indices and the Fund, other than the licensors of s&p dow jones indices.

Additional information about the Trust and the Board of Trustees

A trustee of the Trust (a “Trustee”) who is not an “interested person” of the Trust for purposes of the 1940 Act is deemed to be independent and disinterested when taking action as a Trustee. The Trustees oversee the management of the Trust and each of the Funds on behalf of the Trust, and not on behalf of individual owners of shares of beneficial interest in the Trust. The Trustees, on behalf of the Trust, approve certain service agreements with Nuveen Fund Advisors, Nuveen Asset Management and certain other service providers in order to procure necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not third-party beneficiaries of such service agreements. Neither this Prospectus nor any other communication from or on behalf of the Trust creates a contract between a shareholder of a Fund and the Trust, a Fund and/or the Trustees. The Trustees and Trust management may amend this Prospectus and interpret the investment objective, policies and restrictions applicable to any Fund without shareholder input or approval, except as otherwise provided by law or as disclosed by the Trust.

Glossary

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its interest rate.

Equity Investments: Primarily, common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, structured securities that generally pay fixed or variable rates of interest, and loans and loan participations; debt obligations issued at a discount from face value (i.e., that have an imputed rate of

150     Prospectus  ■  Nuveen U.S. Equity Funds

interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Nuveen Asset Management determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Financial highlights

The Financial highlights tables are intended to help you understand the financial performance of each class of shares of the Funds for the past five years (or, if the class has not been in operation for five years, since commencement of operations of that class). Certain information reflects financial results for a single share of a Fund. The total returns in the tables show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of each of the Funds for each of the periods presented. Its report appears in each Fund’s annual financial statements filed on Form N-CSR, which is available without charge upon request by visiting the Funds’ website at www.nuveen.com, by visiting the SEC’s website at www.sec.gov or by calling 800-257-8787.

Nuveen U.S. Equity Funds  ■  Prospectus     151

Financial highlights

Nuveen Core Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 27.60	$ 0.14		$ 4.29	$ 4.43	$ (0.08)	$ (1.59)
10/31/24	22.30	0.18		8.22	8.40	(0.12)	(2.98)
10/31/23	20.52	0.18		2.71	2.89	(0.14)	(0.97)
10/31/22	28.59	0.20		(4.90)	(4.70)	(0.12)	(3.25)
10/31/21	21.14	0.12		8.46	8.58	(0.09)	(1.04)

Class I
10/31/25	16.26	0.11		2.47	2.58	(0.15)	(1.59)
10/31/24	14.32	0.14		4.96	5.10	(0.18)	(2.98)
10/31/23	13.60	0.14		1.74	1.88	(0.19)	(0.97)
10/31/22	20.09	0.15		(3.23)	(3.08)	(0.16)	(3.25)
10/31/21	15.17	0.12		5.99	6.11	(0.15)	(1.04)

Premier Class
10/31/25	16.30	0.10		2.47	2.57	(0.14)	(1.59)
10/31/24	14.35	0.12		4.98	5.10	(0.17)	(2.98)
10/31/23	13.62	0.14		1.74	1.88	(0.18)	(0.97)
10/31/22	20.11	0.14		(3.23)	(3.09)	(0.15)	(3.25)
10/31/21	15.19	0.11		5.99	6.10	(0.14)	(1.04)

Class R6
10/31/25	16.24	0.12		2.47	2.59	(0.16)	(1.59)
10/31/24	14.31	0.15		4.95	5.10	(0.19)	(2.98)
10/31/23	13.58	0.15		1.75	1.90	(0.20)	(0.97)
10/31/22	20.07	0.17		(3.24)	(3.07)	(0.17)	(3.25)
10/31/21	15.16	0.14		5.97	6.11	(0.16)	(1.04)

Retirement Class
10/31/25	16.83	0.08		2.57	2.65	(0.12)	(1.59)
10/31/24	14.73	0.11		5.12	5.23	(0.15)	(2.98)
10/31/23	13.95	0.12		1.80	1.92	(0.17)	(0.97)
10/31/22	20.51	0.13		(3.31)	(3.18)	(0.13)	(3.25)
10/31/21	15.47	0.09		6.11	6.20	(0.12)	(1.04)

Class W
10/31/25	16.23	0.19		2.45	2.64	(0.22)	(1.59)
10/31/24	14.30	0.21		4.95	5.16	(0.25)	(2.98)
10/31/23	13.58	0.21		1.74	1.95	(0.26)	(0.97)
10/31/22	20.07	0.23		(3.23)	(3.00)	(0.24)	(3.25)
10/31/21	15.16	0.21		5.98	6.19	(0.24)	(1.04)

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]				Does not include in-kind transactions.

152     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

					Ratios and supplemental data

						Ratios to average net assets
Total dividends and distributions		Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

	$ (1.67)	$ 30.36	16.63%		$2,024,249	0.68%	0.68%	0.52%		117%
	(3.10)	27.60	41.75		1,857,079	0.68	0.68	0.71		25
	(1.11)	22.30	14.85	[d]	1,396,039	0.70	0.67	0.84		108
	(3.37)	20.52	(18.73)		1,292,439	0.69	0.62	0.87		74
	(1.13)	28.59	41.97		1,664,005	0.69	0.69	0.48		61	[f]

	(1.74)	17.10	16.95		13,932	0.45	0.45	0.72		117
	(3.16)	16.26	42.02		3,953	0.50	0.50	0.91		25
	(1.16)	14.32	14.97	[d]	3,719	0.50	0.50	1.01		108
	(3.41)	13.60	(18.59)		3,048	0.50	0.50	1.01		74
	(1.19)	20.09	42.23		3,428	0.50	0.50	0.66		61	[f]

	(1.73)	17.14	16.78		12,180	0.55	0.55	0.63		117
	(3.15)	16.30	41.96		8,291	0.56	0.55	0.83		25
	(1.15)	14.35	14.96	[d]	5,566	0.56	0.55	0.98		108
	(3.40)	13.62	(18.62)		8,396	0.55	0.55	0.87		74
	(1.18)	20.11	42.08		20,731	0.55	0.55	0.63		61	[f]

	(1.75)	17.08	17.02		1,987,792	0.40	0.40	0.81		117
	(3.17)	16.24	42.12		1,789,766	0.40	0.40	0.99		25
	(1.17)	14.31	15.18	[d]	1,357,423	0.41	0.40	1.11		108
	(3.42)	13.58	(18.53)		1,358,311	0.41	0.40	1.08		74
	(1.20)	20.07	42.33		1,988,937	0.40	0.40	0.77		61	[f]

	(1.71)	17.77	16.74		1,076,049	0.65	0.65	0.52		117
	(3.13)	16.83	41.72		592,398	0.65	0.65	0.73		25
	(1.14)	14.73	14.85	[d]	414,554	0.66	0.65	0.86		108
	(3.38)	13.95	(18.68)		406,033	0.66	0.65	0.83		74
	(1.16)	20.51	41.96		577,096	0.65	0.65	0.51		61	[f]

	(1.81)	17.06	17.43		2,157,219	0.40	0.00	1.21		117
	(3.23)	16.23	42.74		2,232,804	0.40	0.00	1.40		25
	(1.23)	14.30	15.58	[d]	2,000,924	0.41	0.00	1.51		108
	(3.49)	13.58	(18.17)		2,049,653	0.41	0.00	1.49		74
	(1.28)	20.07	42.93		2,739,781	0.40	0.00	1.17		61	[f]

[d]

During the year ended 10/31/23, 0.01%, 0.01%, 0.01%, 0.01%, 0.01% and 0.01% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W, respectively, consisted of a voluntary payment from the Adviser.

[u]	Includes voluntary compensation from Advisors.

Nuveen U.S. Equity Funds  ■  Prospectus     153

Financial highlights

Nuveen Large Cap Growth Fund

	Selected per share data
		Gain (loss) from investment operations
					Less distributions from
For the period or year ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 28.18	$ (0.04)	$ 7.29	$ 7.25	$ (0.00)[d]	$ (1.76)
10/31/24	20.11	(0.01)	8.08	8.07	—	—
10/31/23	16.43	0.02	3.69	3.71	(0.03)	—
10/31/22	26.77	0.02	(7.87)	(7.85)	—	(2.49)
10/31/21	27.03	(0.05)	8.14	8.09	(0.04)	(8.31)

Class I
10/31/25	28.36	0.04	7.34	7.38	(0.05)	(1.76)
10/31/24	20.23	0.03	8.14	8.17	(0.04)	—
10/31/23	16.52	0.06	3.70	3.76	(0.05)	—
10/31/22	26.88	0.05	(7.91)	(7.86)	(0.01)	(2.49)
10/31/21	27.12	0.00 [d]	8.17	8.17	(0.10)	(8.31)

Premier Class
10/31/25	28.36	(0.00)[d]	7.35	7.35	—	(1.76)
10/31/24	20.22	0.03	8.11	8.14	(0.00)[d]	—
10/31/23	16.52	0.05	3.69	3.74	(0.04)	—
10/31/22	26.88	0.03	(7.90)	(7.87)	—	(2.49)
10/31/21	27.10	(0.01)	8.16	8.15	(0.06)	(8.31)

Class R6
10/31/25	28.39	0.04	7.37	7.41	(0.08)	(1.76)
10/31/24	20.25	0.06	8.13	8.19	(0.05)	—
10/31/23	16.54	0.07	3.71	3.78	(0.07)	—
10/31/22	26.91	0.06	(7.91)	(7.85)	(0.03)	(2.49)
10/31/21	27.14	0.02	8.17	8.19	(0.11)	(8.31)

Retirement Class
10/31/25	28.03	(0.03)	7.26	7.23	(0.01)	(1.76)
10/31/24	20.00	(0.00)[d]	8.03	8.03	(0.00)[d]	—
10/31/23	16.33	0.02	3.67	3.69	(0.02)	—
10/31/22	26.63	0.01	(7.82)	(7.81)	—	(2.49)
10/31/21	26.93	(0.04)	8.10	8.06	(0.05)	(8.31)

Class W
10/31/25	28.47	0.16	7.37	7.53	(0.20)	(1.76)
10/31/24	20.30	0.17	8.14	8.31	(0.14)	—
10/31/23	16.59	0.15	3.71	3.86	(0.15)	—
10/31/22	27.00	0.14	(7.92)	(7.78)	(0.14)	(2.49)
10/31/21	27.24	0.12	8.19	8.31	(0.24)	(8.31)

[a]		Based on average shares outstanding.
[b]		Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[d]		Value rounded to zero.

154     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

					Ratios and supplemental data

						Ratios to average net assets
Total dividends and distributions		Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss) [u]	Portfolio turnover rate

	$ (1.76)	$ 33.67	26.70%		$1,707,294	0.70%	0.70%	(0.14)%	41%
	—	28.18	40.13		1,459,047	0.69	0.69	(0.06)	28
	(0.03)	20.11	22.60	[f]	1,090,321	0.71	0.68	0.10	44
	(2.49)	16.43	(32.23)		936,049	0.71	0.62	0.08	64
	(8.35)	26.77	36.96		1,476,126	0.69	0.69	(0.20)	47

	(1.81)	33.93	27.05		14,292	0.41	0.41	0.12	41
	(0.04)	28.36	40.40		5,753	0.50	0.50	0.13	28
	(0.05)	20.23	22.85	[f]	3,623	0.50	0.49	0.30	44
	(2.50)	16.52	(32.13)		3,715	0.48	0.47	0.23	64
	(8.41)	26.88	37.25		5,462	0.48	0.48	0.02	47

	(1.76)	33.95	26.89		5,585	0.55	0.55	0.00	41
	(0.00)[d]	28.36	40.29		3,801	0.56	0.56	0.12	28
	(0.04)	20.22	22.69	[f]	7,443	0.57	0.55	0.27	44
	(2.49)	16.52	(32.17)		11,303	0.56	0.55	0.15	64
	(8.37)	26.88	37.18		15,987	0.55	0.55	(0.06)	47

	(1.84)	33.96	27.12		1,872,150	0.40	0.40	0.15	41
	(0.05)	28.39	40.52		1,767,613	0.41	0.41	0.23	28
	(0.07)	20.25	22.93	[f]	1,370,479	0.41	0.40	0.38	44
	(2.52)	16.54	(32.08)		1,294,222	0.41	0.40	0.30	64
	(8.42)	26.91	37.36		2,055,310	0.40	0.40	0.09	47

	(1.77)	33.49	26.76		438,743	0.65	0.65	(0.10)	41
	(0.00)[d]	28.03	40.17		421,846	0.66	0.66	(0.02)	28
	(0.02)	20.00	22.61	[f]	330,921	0.66	0.65	0.13	44
	(2.49)	16.33	(32.22)		272,488	0.66	0.65	0.04	64
	(8.36)	26.63	36.99		477,945	0.65	0.65	(0.16)	47

	(1.96)	34.04	27.58		2,803,152	0.40	0.00	0.55	41
	(0.14)	28.47	41.10		2,555,246	0.41	0.00	0.64	28
	(0.15)	20.30	23.44	[f]	2,316,362	0.41	0.00	0.78	44
	(2.63)	16.59	(31.80)		2,179,231	0.41	0.00	0.70	64
	(8.55)	27.00	37.86		3,158,816	0.40	0.00	0.49	47

[f]

During the year ended 10/31/23, 0.05%, 0.05%, 0.06%, 0.05%, 0.05% and 0.05% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, Retirement Class and Class W, respectively, consisted of a voluntary payment from the Adviser.

[u]	Includes voluntary compensation from Advisors.

Nuveen U.S. Equity Funds  ■  Prospectus     155

Financial highlights

Nuveen Large Cap Value Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 21.75	$ 0.26		$ 2.17	$ 2.43	$ (0.27)	$ (0.55)
10/31/24	18.12	0.27		5.01	5.28	(0.31)	(1.34)
10/31/23	18.67	0.28		0.28	0.56	(0.30)	(0.81)
10/31/22	21.99	0.26		(1.65)	(1.39)	(0.25)	(1.68)
10/31/21	15.23	0.20		6.86	7.06	(0.30)	—

Class I
10/31/25	23.16	0.24		2.42	2.66	(0.31)	(0.55)
10/31/24	19.20	0.34		5.32	5.66	(0.36)	(1.34)
10/31/23	19.71	0.33		0.31	0.64	(0.34)	(0.81)
10/31/22	23.12	0.31		(1.74)	(1.43)	(0.30)	(1.68)
10/31/21	15.99	0.26		7.21	7.47	(0.34)	—

Premier Class
10/31/25	23.14	0.31		2.32	2.63	(0.29)	(0.55)
10/31/24	19.17	0.32		5.32	5.64	(0.33)	(1.34)
10/31/23	19.68	0.33		0.29	0.62	(0.32)	(0.81)
10/31/22	23.08	0.29		(1.73)	(1.44)	(0.28)	(1.68)
10/31/21	15.97	0.24		7.19	7.43	(0.32)	—

Class R6
10/31/25	23.20	0.35		2.32	2.67	(0.33)	(0.55)
10/31/24	19.23	0.35		5.33	5.68	(0.37)	(1.34)
10/31/23	19.73	0.35		0.31	0.66	(0.35)	(0.81)
10/31/22	23.14	0.32		(1.73)	(1.41)	(0.32)	(1.68)
10/31/21	16.01	0.28		7.20	7.48	(0.35)	—

Retirement Class
10/31/25	23.06	0.29		2.31	2.60	(0.29)	(0.55)
10/31/24	19.12	0.29		5.31	5.60	(0.32)	(1.34)
10/31/23	19.63	0.30		0.30	0.60	(0.30)	(0.81)
10/31/22	23.03	0.27		(1.73)	(1.46)	(0.26)	(1.68)
10/31/21	15.93	0.22		7.19	7.41	(0.31)	—

Class W
10/31/25	23.25	0.44		2.33	2.77	(0.43)	(0.55)
10/31/24	19.28	0.44		5.33	5.77	(0.46)	(1.34)
10/31/23	19.80	0.43		0.30	0.73	(0.44)	(0.81)
10/31/22	23.22	0.41		(1.73)	(1.32)	(0.42)	(1.68)
10/31/21	16.07	0.36		7.22	7.58	(0.43)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[u]				Includes voluntary compensation from Advisors.

156     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

$ (0.82)	$ 23.36	11.48%	$173,253	0.71%	0.71%	1.18%		17%
(1.65)	21.75	31.12	168,272	0.70	0.70	1.36		19
(1.11)	18.12	3.06	137,199	0.72	0.71	1.48		23
(1.93)	18.67	(6.99)	144,801	0.72	0.67	1.33		21
(0.30)	21.99	46.88	155,733	0.72	0.71	1.01		14

(0.86)	24.96	11.80	26,147	0.42	0.42	1.04		17
(1.70)	23.16	31.37	580	0.50	0.50	1.60		19
(1.15)	19.20	3.29	589	0.49	0.49	1.69		23
(1.98)	19.71	(6.83)	498	0.49	0.49	1.51		21
(0.34)	23.12	47.30	520	0.48	0.48	1.23		14

(0.84)	24.93	11.70	43,881	0.55	0.55	1.35		17
(1.67)	23.14	31.30	52,956	0.56	0.56	1.50		19
(1.13)	19.17	3.20	29,542	0.56	0.56	1.65		23
(1.96)	19.68	(6.88)	67,185	0.56	0.56	1.42		21
(0.32)	23.08	47.06	77,309	0.56	0.55	1.18		14

(0.88)	24.99	11.84	2,551,577	0.40	0.40	1.50		17
(1.71)	23.20	31.49	3,282,719	0.41	0.41	1.63		19
(1.16)	19.23	3.41	1,834,766	0.41	0.41	1.77		23
(2.00)	19.73	(6.76)	1,825,968	0.41	0.41	1.59		21
(0.35)	23.14	47.32	1,898,837	0.41	0.40	1.32		14

(0.84)	24.82	11.56	1,000,431	0.65	0.65	1.25		17
(1.66)	23.06	31.18	1,057,622	0.66	0.66	1.37		19
(1.11)	19.12	3.11	492,408	0.66	0.66	1.53		23
(1.94)	19.63	(7.00)	485,219	0.66	0.66	1.33		21
(0.31)	23.03	47.01	521,413	0.66	0.65	1.08		14

(0.98)	25.04	12.28	2,405,296	0.40	0.00	1.89		17
(1.80)	23.25	32.00	2,329,418	0.41	0.00	2.06		19
(1.25)	19.28	3.79	2,018,133	0.41	0.00	2.19		23
(2.10)	19.80	(6.34)	2,398,375	0.41	0.00	1.99		21
(0.43)	23.22	47.95	2,858,782	0.41	0.00	1.73		14

Nuveen U.S. Equity Funds  ■  Prospectus     157

Financial highlights

Nuveen Quant Mid Cap Growth Fund

	Selected per share data
		Gain (loss) from investment operations
					Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 19.30	$ (0.05)	$ 2.80	$ 2.75	$ —	$ —
10/31/24	15.65	(0.02)	3.67	3.65	—	—
10/31/23	15.68	(0.01)	0.04	0.03	(0.06)	—
10/31/22	29.36	0.05	(9.99)	(9.94)	—	(3.74)
10/31/21	24.15	(0.14)	8.53	8.39	—	(3.18)

Class I
10/31/25	20.36	(0.01)	2.98	2.97	—	—
10/31/24	16.51	0.02	3.85	3.87	(0.02)	—
10/31/23	16.58	0.02	0.05	0.07	(0.14)	—
10/31/22	30.79	0.01	(10.48)	(10.47)	—	(3.74)
10/31/21	25.14	(0.07)	8.90	8.83	—	(3.18)

Premier Class
10/31/25	20.24	(0.02)	2.95	2.93	—	—
10/31/24	16.39	0.01	3.84	3.85	—	—
10/31/23	16.40	0.01	0.05	0.06	(0.07)	—
10/31/22	30.51	0.06	(10.43)	(10.37)	—	(3.74)
10/31/21	24.96	(0.10)	8.83	8.73	—	(3.18)

Class R6
10/31/25	20.50	0.02	2.98	3.00	—	—
10/31/24	16.61	0.03	3.90	3.93	(0.04)	—
10/31/23	16.62	0.04	0.05	0.09	(0.10)	—
10/31/22	30.82	0.09	(10.55)	(10.46)	—	(3.74)
10/31/21	25.15	(0.06)	8.91	8.85	—	(3.18)

Retirement Class
10/31/25	19.38	(0.04)	2.83	2.79	—	—
10/31/24	15.72	(0.01)	3.67	3.66	—	—
10/31/23	15.73	(0.01)	0.05	0.04	(0.05)	—
10/31/22	29.44	0.04	(10.01)	(9.97)	—	(3.74)
10/31/21	24.21	(0.13)	8.54	8.41	—	(3.18)

[a]		Based on average shares outstanding.
[b]		Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]

During the year ended 10/31/23, 0.13%, 0.13%, 0.16%, 0.13% and 0.14% of the Fund’s total return for Class A, Class I, Premier Class, Class R6, and Retirement Class, respectively, consisted of a voluntary payment from the Adviser.

[u]		Includes voluntary compensation from Advisors.

158     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

				Ratios and supplemental data

					Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return	[b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss) [u]	Portfolio turnover rate

$ —	$ 22.05	14.25%		$170,535	0.82%	0.82%	(0.24)%	171%
—	19.30	23.32		166,433	0.80	0.80	(0.13)	47
(0.06)	15.65	0.17	[f]	156,111	0.80	0.78	(0.09)	38
(3.74)	15.68	(37.94)		170,207	0.78	0.70	0.24	62
(3.18)	29.36	36.93		297,057	0.75	0.75	(0.50)	76

—	23.33	14.59		258	0.60	0.60	(0.04)	171
(0.02)	20.36	23.45		156	0.60	0.60	0.08	47
(0.14)	16.51	0.43	[f]	171	0.58	0.58	0.12	38
(3.74)	16.58	(37.90)		179	0.47	0.47	0.05	62
(3.18)	30.79	37.26		7,557	0.50	0.50	(0.24)	76

—	23.17	14.48		12,460	0.65	0.65	(0.07)	171
—	20.24	23.49		12,217	0.65	0.65	0.03	47
(0.07)	16.39	0.35	[f]	13,050	0.64	0.64	0.08	38
(3.74)	16.40	(37.92)		28,494	0.63	0.63	0.28	62
(3.18)	30.51	37.11		60,298	0.61	0.61	(0.35)	76

—	23.50	14.63		365,671	0.50	0.50	0.09	171
(0.04)	20.50	23.66		511,937	0.50	0.50	0.17	47
(0.10)	16.61	0.52	[f]	482,635	0.49	0.49	0.21	38
(3.74)	16.62	(37.82)		591,705	0.48	0.48	0.46	62
(3.18)	30.82	37.33		1,113,795	0.46	0.46	(0.20)	76

—	22.17	14.40		233,182	0.75	0.75	(0.17)	171
—	19.38	23.28		250,555	0.75	0.75	(0.07)	47
(0.05)	15.72	0.25	[f]	248,486	0.74	0.74	(0.04)	38
(3.74)	15.73	(37.94)		291,903	0.73	0.73	0.21	62
(3.18)	29.44	36.93		524,637	0.71	0.71	(0.46)	76

Nuveen U.S. Equity Funds  ■  Prospectus     159

Financial highlights

Nuveen Mid Cap Value Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 18.07	$ 0.25		$ 0.89	$ 1.14	$ (0.25)	$ (0.95)
10/31/24	13.68	0.21		4.40	4.61	(0.22)	—
10/31/23	16.70	0.20		(0.92)	(0.72)	(0.32)	(1.98)
10/31/22	20.42	0.27		(1.17)	(0.90)	(0.17)	(2.65)
10/31/21	13.86	0.15		6.66	6.81	(0.25)	—

Class I
10/31/25	19.00	0.27		0.96	1.23	(0.30)	(0.95)
10/31/24	14.36	0.26		4.63	4.89	(0.25)	—
10/31/23	17.42	0.25		(0.98)	(0.73)	(0.35)	(1.98)
10/31/22	21.20	0.31		(1.23)	(0.92)	(0.21)	(2.65)
10/31/21	14.38	0.20		6.90	7.10	(0.28)	—

Premier Class
10/31/25	18.99	0.29		0.94	1.23	(0.27)	(0.95)
10/31/24	14.35	0.25		4.63	4.88	(0.24)	—
10/31/23	17.40	0.24		(0.98)	(0.74)	(0.33)	(1.98)
10/31/22	21.18	0.30		(1.24)	(0.94)	(0.19)	(2.65)
10/31/21	14.37	0.18		6.90	7.08	(0.27)	—

Class R6
10/31/25	19.04	0.32		0.94	1.26	(0.30)	(0.95)
10/31/24	14.39	0.27		4.65	4.92	(0.27)	—
10/31/23	17.45	0.26		(0.98)	(0.72)	(0.36)	(1.98)
10/31/22	21.23	0.33		(1.23)	(0.90)	(0.23)	(2.65)
10/31/21	14.40	0.21		6.92	7.13	(0.30)	—

Retirement Class
10/31/25	18.83	0.27		0.93	1.20	(0.26)	(0.95)
10/31/24	14.23	0.23		4.60	4.83	(0.23)	—
10/31/23	17.27	0.22		(0.97)	(0.75)	(0.31)	(1.98)
10/31/22	21.04	0.28		(1.22)	(0.94)	(0.18)	(2.65)
10/31/21	14.28	0.16		6.86	7.02	(0.26)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[d]

During the year ended 10/31/23, 0.06%, 0.06%, 0.08%, 0.06% and 0.06% of the Fund’s total return for Class A, Class I, Premier Class, Class R6 and Retirement Class, respectively, consisted of a voluntary payment from the Adviser.

[u]				Includes voluntary compensation from Advisors.

160     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	[u]	Portfolio turnover rate

$ (1.20)	$ 18.01	6.36%	$197,917	0.78%	0.78%	1.43%		28%
(0.22)	18.07	34.06	205,876	0.76	0.76	1.29		48
(2.30)	13.68	(5.12)[d]	170,959	0.77	0.75	1.39		78
(2.82)	16.70	(5.50)	196,682	0.76	0.70	1.57		80
(0.25)	20.42	49.65	224,262	0.76	0.75	0.80		80

(1.25)	18.98	6.54	3,273	0.57	0.57	1.49		28
(0.25)	19.00	34.43	266	0.58	0.58	1.52		48
(2.33)	14.36	(4.96)[d]	387	0.56	0.56	1.59		78
(2.86)	17.42	(5.39)	465	0.54	0.54	1.70		80
(0.28)	21.20	49.96	416	0.54	0.54	1.05		80

(1.22)	19.00	6.54	30,053	0.61	0.61	1.60		28
(0.24)	18.99	34.34	30,401	0.61	0.61	1.44		48
(2.31)	14.35	(4.98)[d]	25,087	0.61	0.61	1.56		78
(2.84)	17.40	(5.46)	53,551	0.60	0.60	1.65		80
(0.27)	21.18	49.84	73,331	0.60	0.59	0.95		80

(1.25)	19.05	6.71	872,189	0.46	0.46	1.76		28
(0.27)	19.04	34.58	1,148,421	0.46	0.46	1.58		48
(2.34)	14.39	(4.86)[d]	932,572	0.46	0.46	1.69		78
(2.88)	17.45	(5.28)	1,089,731	0.45	0.45	1.83		80
(0.30)	21.23	50.13	1,291,813	0.45	0.44	1.11		80

(1.21)	18.82	6.43	471,026	0.71	0.71	1.49		28
(0.23)	18.83	34.26	463,176	0.71	0.71	1.34		48
(2.29)	14.23	(5.08)[d]	385,334	0.71	0.71	1.43		78
(2.83)	17.27	(5.54)	468,267	0.70	0.70	1.56		80
(0.26)	21.04	49.70	589,412	0.70	0.69	0.86		80

Nuveen U.S. Equity Funds  ■  Prospectus     161

Financial highlights

Nuveen Quant Small Cap Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 18.82	$ 0.07		$ 2.71	$ 2.78	$ (0.15)	$ (2.05)
10/31/24	13.97	0.10		5.07	5.17	(0.14)	(0.18)
10/31/23	15.76	0.12		(0.97)	(0.85)	(0.11)	(0.83)
10/31/22	22.12	0.10		(2.49)	(2.39)	(0.06)	(3.91)
10/31/21	13.75	0.04		8.41	8.45	(0.08)	—

Class I
10/31/25	20.01	0.13		2.89	3.02	(0.19)	(2.05)
10/31/24	14.83	0.14		5.39	5.53	(0.17)	(0.18)
10/31/23	16.67	0.16		(1.02)	(0.86)	(0.15)	(0.83)
10/31/22	23.17	0.14		(2.62)	(2.48)	(0.11)	(3.91)
10/31/21	14.39	0.08		8.80	8.88	(0.10)	—

Premier Class
10/31/25	19.85	0.11		2.86	2.97	(0.17)	(2.05)
10/31/24	14.71	0.13		5.34	5.47	(0.15)	(0.18)
10/31/23	16.54	0.15		(1.02)	(0.87)	(0.13)	(0.83)
10/31/22	23.01	0.12		(2.60)	(2.48)	(0.08)	(3.91)
10/31/21	14.30	0.07		8.73	8.80	(0.09)	—

Class R6
10/31/25	20.02	0.14		2.89	3.03	(0.20)	(2.05)
10/31/24	14.84	0.16		5.39	5.55	(0.19)	(0.18)
10/31/23	16.68	0.17		(1.02)	(0.85)	(0.16)	(0.83)
10/31/22	23.18	0.15		(2.62)	(2.47)	(0.12)	(3.91)
10/31/21	14.40	0.10		8.80	8.90	(0.12)	—

Retirement Class
10/31/25	19.18	0.09		2.76	2.85	(0.16)	(2.05)
10/31/24	14.23	0.11		5.17	5.28	(0.15)	(0.18)
10/31/23	16.03	0.13		(0.99)	(0.86)	(0.11)	(0.83)
10/31/22	22.43	0.10		(2.53)	(2.43)	(0.06)	(3.91)
10/31/21	13.94	0.04		8.53	8.57	(0.08)	—

Class W
10/31/25	20.04	0.22		2.89	3.11	(0.29)	(2.05)
10/31/24	14.87	0.24		5.37	5.61	(0.26)	(0.18)
10/31/23	16.72	0.24		(1.03)	(0.79)	(0.23)	(0.83)
10/31/22	23.25	0.22		(2.62)	(2.40)	(0.22)	(3.91)
10/31/21	14.43	0.19		8.81	9.00	(0.18)	—

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
[f]				Does not include in-kind transactions.

162     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (2.20)	$ 19.40	15.34%	$168,995	0.74%	0.74%	0.42%	76%
(0.32)	18.82	37.51	152,120	0.71	0.71	0.58	78
(0.94)	13.97	(5.63)	117,417	0.72	0.72	0.77	75
(3.97)	15.76	(12.67)	129,747	0.72	0.69	0.60	74
(0.08)	22.12	61.59	157,995	0.72	0.69	0.18	64	[f]

(2.24)	20.79	15.70	64,525	0.44	0.44	0.72	76
(0.35)	20.01	37.85	1,084	0.48	0.48	0.79	78
(0.98)	14.83	(5.41)	775	0.49	0.49	1.02	75
(4.02)	16.67	(12.48)	1,006	0.48	0.48	0.81	74
(0.10)	23.17	61.95	781	0.48	0.47	0.40	64	[f]

(2.22)	20.60	15.54	55,122	0.55	0.55	0.61	76
(0.33)	19.85	37.72	45,580	0.56	0.56	0.72	78
(0.96)	14.71	(5.49)	27,100	0.57	0.57	0.94	75
(3.99)	16.54	(12.58)	59,270	0.57	0.57	0.72	74
(0.09)	23.01	61.90	80,889	0.56	0.56	0.31	64	[f]

(2.25)	20.80	15.73	2,282,796	0.40	0.40	0.76	76
(0.37)	20.02	37.93	2,216,415	0.41	0.41	0.87	78
(0.99)	14.84	(5.35)	1,466,752	0.42	0.42	1.07	75
(4.03)	16.68	(12.42)	1,557,567	0.42	0.42	0.87	74
(0.12)	23.18	62.02	1,554,570	0.41	0.41	0.49	64	[f]

(2.21)	19.82	15.42	586,824	0.65	0.65	0.51	76
(0.33)	19.18	37.61	539,427	0.66	0.66	0.62	78
(0.94)	14.23	(5.58)	336,799	0.67	0.67	0.82	75
(3.97)	16.03	(12.65)	368,657	0.67	0.67	0.61	74
(0.08)	22.43	61.64	451,648	0.66	0.66	0.22	64	[f]

(2.34)	20.81	16.19	237,362	0.40	0.00	1.19	76
(0.44)	20.04	38.41	480,488	0.41	0.00	1.29	78
(1.06)	14.87	(4.91)	464,497	0.42	0.00	1.50	75
(4.13)	16.72	(12.05)	616,706	0.42	0.00	1.29	74
(0.18)	23.25	62.73	830,786	0.41	0.00	0.88	64	[f]

Nuveen U.S. Equity Funds  ■  Prospectus     163

Financial highlights

Nuveen Quant Small/Mid Cap Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 15.88	$ 0.09		$ 2.62	$ 2.71	$ (0.08)	$ (1.76)
10/31/24	11.78	0.09		4.32	4.41	(0.10)	(0.21)
10/31/23	12.87	0.08		(0.29)	(0.21)	(0.07)	(0.81)
10/31/22	18.12	0.10		(2.24)	(2.14)	(0.13)	(2.98)
10/31/21	11.36	0.05		6.92	6.97	(0.06)	(0.15)

Class I
10/31/25	16.05	0.13		2.65	2.78	(0.12)	(1.76)
10/31/24	11.90	0.11		4.38	4.49	(0.13)	(0.21)
10/31/23	13.00	0.10		(0.29)	(0.19)	(0.10)	(0.81)
10/31/22	18.28	0.12		(2.25)	(2.13)	(0.17)	(2.98)
10/31/21	11.45	0.10		6.97	7.07	(0.09)	(0.15)

Premier Class
10/31/25	16.15	0.12		2.66	2.78	(0.10)	(1.76)
10/31/24	11.97	0.11		4.39	4.50	(0.11)	(0.21)
10/31/23	13.06	0.10		(0.30)	(0.20)	(0.08)	(0.81)
10/31/22	18.35	0.13		(2.28)	(2.15)	(0.16)	(2.98)
10/31/21	11.49	0.09		7.00	7.09	(0.08)	(0.15)

Class R6
10/31/25	16.04	0.14		2.64	2.78	(0.13)	(1.76)
10/31/24	11.89	0.13		4.37	4.50	(0.14)	(0.21)
10/31/23	12.98	0.12		(0.29)	(0.17)	(0.11)	(0.81)
10/31/22	18.26	0.15		(2.26)	(2.11)	(0.19)	(2.98)
10/31/21	11.43	0.12		6.96	7.08	(0.10)	(0.15)

Retirement Class
10/31/25	15.90	0.10		2.62	2.72	(0.10)	(1.76)
10/31/24	11.79	0.09		4.34	4.43	(0.11)	(0.21)
10/31/23	12.89	0.09		(0.29)	(0.20)	(0.09)	(0.81)
10/31/22	18.16	0.11		(2.25)	(2.14)	(0.15)	(2.98)
10/31/21	11.38	0.08		6.93	7.01	(0.08)	(0.15)

Class W
10/31/25	16.11	0.21		2.66	2.87	(0.21)	(1.76)
10/31/24	11.94	0.20		4.38	4.58	(0.20)	(0.21)
10/31/23	13.05	0.18		(0.31)	(0.13)	(0.17)	(0.81)
10/31/22	18.36	0.22		(2.27)	(2.05)	(0.28)	(2.98)
10/31/21	11.48	0.19		6.99	7.18	(0.15)	(0.15)

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.

164     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (1.84)	$ 16.75	17.89%	$31,419	0.77%	0.77%	0.62%	89%
(0.31)	15.88	38.04	24,665	0.77	0.77	0.59	86
(0.88)	11.78	(1.63)	18,878	0.79	0.79	0.64	86
(3.11)	12.87	(13.97)	17,929	0.81	0.78	0.75	90
(0.21)	18.12	62.02	17,683	0.87	0.87	0.32	85

(1.88)	16.95	18.17	127,471	0.54	0.54	0.85	89
(0.34)	16.05	38.36	80,374	0.57	0.57	0.76	86
(0.91)	11.90	(1.48)	28,399	0.59	0.59	0.83	86
(3.15)	13.00	(13.81)	14,375	0.60	0.60	0.91	90
(0.24)	18.28	62.57	9,481	0.59	0.59	0.57	85

(1.86)	17.07	18.06	889	0.62	0.62	0.78	89
(0.32)	16.15	38.28	161	0.64	0.64	0.72	86
(0.89)	11.97	(1.51)	120	0.64	0.64	0.80	86
(3.14)	13.06	(13.86)	131	0.64	0.64	0.92	90
(0.23)	18.35	62.45	254	0.66	0.66	0.54	85

(1.89)	16.93	18.17	254,948	0.46	0.46	0.94	89
(0.35)	16.04	38.51	116,481	0.47	0.47	0.88	86
(0.92)	11.89	(1.30)	76,784	0.47	0.47	0.95	86
(3.17)	12.98	(13.73)	67,645	0.48	0.48	1.08	90
(0.25)	18.26	62.76	63,132	0.47	0.47	0.73	85

(1.86)	16.76	17.91	975,013	0.69	0.69	0.69	89
(0.32)	15.90	38.18	572,534	0.71	0.71	0.64	86
(0.90)	11.79	(1.57)	322,111	0.72	0.72	0.72	86
(3.13)	12.89	(13.93)	258,943	0.73	0.73	0.80	90
(0.23)	18.16	62.34	91,997	0.72	0.72	0.48	85

(1.97)	17.01	18.78	558,152	0.44	0.00	1.39	89
(0.41)	16.11	39.23	582,749	0.46	0.00	1.37	86
(0.98)	11.94	(0.93)	559,246	0.47	0.00	1.44	86
(3.26)	13.05	(13.30)	875,424	0.48	0.00	1.55	90
(0.30)	18.36	63.50	972,344	0.47	0.00	1.19	85

Nuveen U.S. Equity Funds  ■  Prospectus     165

Financial highlights

Nuveen Large Cap Responsible Equity Fund

	Selected per share data
		Gain (loss) from investment operations
						Less distributions from

For the period or year ended	Net asset value, beginning of period	Net investment income (loss)	[a]	Net realized & unrealized gain (loss) on total investments	Total gain (loss) from investment operations	Net investment income	Net realized gains
Class A
10/31/25	$ 25.71	$ 0.19		$ 3.90	$ 4.09	$ (0.31)	$ (4.02)
10/31/24	20.29	0.25		6.56	6.81	(0.35)	(1.04)
10/31/23	20.15	0.28		0.92	1.20	(0.31)	(0.75)
10/31/22	26.78	0.24		(4.25)	(4.01)	(0.26)	(2.36)
10/31/21	18.88	0.21		7.98	8.19	(0.25)	(0.04)

Class I
10/31/25	30.05	0.30		4.64	4.94	(0.35)	(4.02)
10/31/24	23.51	0.35		7.62	7.97	(0.39)	(1.04)
10/31/23	23.17	0.36		1.07	1.43	(0.34)	(0.75)
10/31/22	30.40	0.32		(4.88)	(4.56)	(0.31)	(2.36)
10/31/21	21.39	0.29		9.05	9.34	(0.29)	(0.04)

Premier Class
10/31/25	29.97	0.27		4.62	4.89	(0.33)	(4.02)
10/31/24	23.42	0.32		7.62	7.94	(0.35)	(1.04)
10/31/23	23.08	0.35		1.05	1.40	(0.31)	(0.75)
10/31/22	30.29	0.29		(4.86)	(4.57)	(0.28)	(2.36)
10/31/21	21.32	0.27		9.01	9.28	(0.27)	(0.04)

Class R6
10/31/25	30.11	0.32		4.63	4.95	(0.38)	(4.02)
10/31/24	23.54	0.36		7.66	8.02	(0.41)	(1.04)
10/31/23	23.20	0.39		1.06	1.45	(0.36)	(0.75)
10/31/22	30.44	0.34		(4.89)	(4.55)	(0.33)	(2.36)
10/31/21	21.42	0.31		9.05	9.36	(0.30)	(0.04)

Retirement Class
10/31/25	30.68	0.24		4.74	4.98	(0.30)	(4.02)
10/31/24	23.96	0.30		7.80	8.10	(0.34)	(1.04)
10/31/23	23.59	0.33		1.09	1.42	(0.30)	(0.75)
10/31/22	30.90	0.28		(4.97)	(4.69)	(0.26)	(2.36)
10/31/21	21.75	0.25		9.19	9.44	(0.25)	(0.04)

[a]				Based on average shares outstanding.
[b]				Total returns are at NAV and do not include any sales charge. Total returns are not annualized.

166     Prospectus  ■  Nuveen U.S. Equity Funds

(continued)

			Ratios and supplemental data

				Ratios to average net assets

Total dividends and distributions	Net asset value, end of period	Total return [b]	Net assets at end of period (in thousands)	Gross expenses	Net expenses	Net investment income (loss)	Portfolio turnover rate

$ (4.33)	$ 25.47	17.58%	$777,877	0.46%	0.46%	0.84%	25%
(1.39)	25.71	35.09	690,714	0.44	0.43	1.03	44
(1.06)	20.29	6.12	556,042	0.46	0.43	1.34	15
(2.62)	20.15	(16.64)	563,642	0.46	0.41	1.11	19
(0.29)	26.78	43.78	691,931	0.44	0.43	0.88	27

(4.37)	30.62	17.90	59,649	0.22	0.22	1.07	25
(1.43)	30.05	35.24	30,884	0.26	0.25	1.25	44
(1.09)	23.51	6.33	44,145	0.27	0.25	1.52	15
(2.67)	23.17	(16.51)	40,920	0.27	0.26	1.26	19
(0.33)	30.40	44.05	55,706	0.25	0.25	1.06	27

(4.35)	30.51	17.76	44,459	0.32	0.32	0.97	25
(1.39)	29.97	35.22	36,648	0.32	0.31	1.17	44
(1.06)	23.42	6.22	38,800	0.35	0.34	1.47	15
(2.64)	23.08	(16.57)	69,976	0.37	0.36	1.15	19
(0.31)	30.29	43.89	112,030	0.33	0.32	0.99	27

(4.40)	30.66	17.93	4,522,966	0.17	0.17	1.13	25
(1.45)	30.11	35.45	4,682,562	0.17	0.16	1.31	44
(1.11)	23.54	6.42	4,068,636	0.18	0.17	1.62	15
(2.69)	23.20	(16.45)	4,583,693	0.18	0.17	1.34	19
(0.34)	30.44	44.13	5,751,972	0.17	0.16	1.15	27

(4.32)	31.34	17.61	1,200,015	0.42	0.42	0.86	25
(1.38)	30.68	35.10	793,382	0.42	0.41	1.06	44
(1.05)	23.96	6.14	723,544	0.43	0.42	1.36	15
(2.62)	23.59	(16.65)	805,465	0.43	0.42	1.09	19
(0.29)	30.90	43.75	1,047,445	0.42	0.41	0.90	27

Nuveen U.S. Equity Funds  ■  Prospectus     167

Appendix to the Prospectus

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS
AVAILABLE THROUGH CERTAIN INTERMEDIARIES

168     Prospectus  ■  Nuveen U.S. Equity Funds

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Financial intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the prospectus. To the extent a financial intermediary notifies Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) or Nuveen Securities, LLC (“Nuveen Securities”) of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the prospectus, such information provided by that intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your financial intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase shares directly from a Fund or through another intermediary to receive these waivers or discounts.

The information provided below for a particular financial intermediary is reproduced based on information provided by that intermediary. A financial intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, Nuveen Fund Advisors or Nuveen Securities.

As used below, the phrase “Nuveen-sponsored mutual fund(s)” means any mutual fund for which Nuveen Fund Advisors serves as the investment adviser.

AMERIPRISE FINANCIAL

Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

• Transaction size breakpoints, as described in this prospectus or the SAI.

• Rights of accumulation (ROA), as described in this prospectus or the SAI.

• Letter of intent, as described in this prospectus or the SAI.

Nuveen U.S. Equity Funds  ■  Prospectus     169

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial brokerage account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great-grandmother, great-grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

CDSC waivers on Class A shares purchased through Ameriprise Financial

Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

• redemptions due to death or disability of the shareholder;

• shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI;

170     Prospectus  ■  Nuveen U.S. Equity Funds

• redemptions made in connection with a return of excess contributions from an IRA account;

• shares purchased through a Right of Reinstatement (as defined above); and

• redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

SALES WAIVERS AND REDUCTIONS IN SALES CHARGES AVAILABLE AT ROBERT W. BAIRD & CO. (“BAIRD”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from another Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs

CDSC Waivers on Class A Shares Available at Baird

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in this prospectus

• Shares bought due to returns of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

Nuveen U.S. Equity Funds  ■  Prospectus     171

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

• Breakpoints as described in this prospectus

• Rights of accumulation, which entitles shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Baird. Eligible Nuveen-sponsored mutual fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of intent, which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds through Baird over a 13-month period of time

EDWARD D. JONES & CO., L.P. (“EDWARD JONES”)

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

Effective on or after May 1, 2026, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Nuveen-sponsored mutual funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

172     Prospectus  ■  Nuveen U.S. Equity Funds

Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Nuveen mutual funds, Scholars Choice 529, and MAP 529 assets held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Nuveen-sponsored mutual fund assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

• Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Nuveen-sponsored mutual fund assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.

• If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Nuveen U.S. Equity Funds  ■  Prospectus     173

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load, and one of the following (“Right of Reinstatement”):

• The redemption and repurchase occur in the same account.

• The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining contingent deferred sales charge due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

174     Prospectus  ■  Nuveen U.S. Equity Funds

• Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings of a Nuveen-sponsored mutual fund to Class A shares of the same fund.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH JANNEY MONTGOMERY SCOTT LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Nuveen U.S. Equity Funds  ■  Prospectus     175

Front-end sales charge waivers on Class A shares available at Janney

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans.

CDSC waivers on Class A shares available at Janney

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in the fund’s Prospectus.

• Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Janney. Eligible Nuveen-sponsored mutual fund assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

176     Prospectus  ■  Nuveen U.S. Equity Funds

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

J.P. MORGAN SECURITIES LLC

If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).

Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

• Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.

• Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

• Shares purchased through rights of reinstatement.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund).

• Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

CDSC waivers on Class A Shares available at J.P. Morgan Securities LLC

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Shares purchased in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

Nuveen U.S. Equity Funds  ■  Prospectus     177

• Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible Nuveen-sponsored mutual fund assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases of any Nuveen-sponsored mutual fund, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH MERRILL LYNCH

Purchases or sales of front-end (i.e., Class A) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement") and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill

• Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are

178     Prospectus  ■  Nuveen U.S. Equity Funds

held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Shares purchased through a Merrill investment advisory program

• Brokerage class shares (e.g., Class A shares) exchanged from advisory class shares (e.g., Class I shares) due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• Shares purchased through the Merrill Edge Self-Directed platform

• Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• Shares purchased by eligible persons associated with the Fund as defined in this prospectus (e.g., the Fund’s officers or trustees)

• Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a Nuveen-sponsored mutual fund; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end Shares Available at Merrill

• Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement

• Shares sold due to return of excess contributions from an IRA account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• Front-end shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Nuveen U.S. Equity Funds  ■  Prospectus     179

Front-End Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

• Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of all Nuveen-sponsored mutual fund assets held in accounts in their Merrill Household. On or about May 1, 2026, assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases of any Nuveen-sponsored mutual fund at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement. On or about May 1, 2026, Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement

CLASS A SHARE FRONT-END SALES CHARGE WAIVERS AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund

180     Prospectus  ■  Nuveen U.S. Equity Funds

pursuant to Morgan Stanley Wealth Management’s share class conversion program

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH OPPENHEIMER & CO. INC.

Shareholders purchasing fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at OPCO

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through a OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other Nuveen-sponsored mutual fund)

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A Shares available at OPCO

• Death or disability of the shareholder

Nuveen U.S. Equity Funds  ■  Prospectus     181

• Shares sold as part of a systematic withdrawal plan as described in the prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a Right of Reinstatement

Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at OPCO. Eligible Nuveen-sponsored mutual fund assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

PFS INVESTMENTS INC. (“PFSI”)

Policies Regarding Transactions Through PFSI

The following information supersedes all prior information with respect to transactions and positions held in fund shares purchased through PFSI and held on the mutual fund platform of its affiliate, Primerica Shareholder Services (“PSS”). Clients of PFSI (also referred to as “shareholders”) purchasing fund shares on the PSS platform are eligible only for the following share classes, sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from share classes, discounts and waivers described elsewhere in this prospectus or the related statement of additional information (“SAI”) or through another broker-dealer.

Share Classes

• Class A shares are available only to non-retirement accounts, individual retirement accounts (IRA), SEP IRAs, SIMPLE IRAs, Keogh Plans, and all other account types.

Breakpoints

• Breakpoint pricing at dollar thresholds as described in the prospectus of the fund you are purchasing.

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Rights of Accumulation (“ROA”)

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any assets held in group retirement plans) of Nuveen-sponsored mutual funds held by the shareholder on the PSS Platform.

• It is the shareholder’s responsibility to inform PFSI of all eligible Nuveen-sponsored mutual fund assets at the time of calculation. Shares of money market funds are included only if such shares were acquired in exchange for shares of another Nuveen Fund purchased with a sales charge. No shares of Nuveen-sponsored mutual funds held by the shareholder away from the PSS platform will be granted ROA with shares of any Nuveen Fund purchased on the PSS platform.

• Any SEP IRA plan, any SIMPLE IRA plan or any Payroll Deduction plan (“PDP”) on the PSS platform will be defaulted to plan-level grouping for purposes of ROA, which allows each participating employee ROA with all other eligible shares held in plan accounts on the PSS platform. At any time, a participating employee may elect to exercise a one-time option to change grouping for purposes of ROA to shareholder-level grouping, which allows the plan account of the electing employee ROA with her other eligible holdings on the PSS platform, but not with all other eligible participant holdings in the plan. Eligible shares held in plan accounts electing shareholder-level grouping will not be available for purposes of ROA to plan accounts electing plan-level grouping.

• ROA is determined by calculating the higher of cost minus redemptions or current market value (current shares multiplied by Fund NAV).

Letter of Intent (“LOI”)

• By executing a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period through PFSI, from the date PSS receives the LOI. The purchase price of the LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the dollar amount the shareholder intends to invest over a 13-month period to arrive at total investment for purposes of determining any breakpoint discount and the applicable front-end sales charge. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the projected total investment.

• Only holdings of Nuveen-sponsored mutual funds on the PSS platform are eligible for inclusion in the LOI calculation and the shareholder must notify PFSI of all eligible assets at the time of calculation. It is the shareholder’s responsibility to inform PFSI at the time of a purchase of all holdings of Nuveen-sponsored mutual funds on the PSS platform, or other facts qualifying the purchaser for this discount.

Nuveen U.S. Equity Funds  ■  Prospectus     183

• Purchases made before the LOI is received by PSS are not adjusted under the LOI, and the LOI will not reduce any sales charge previously paid. Sales charges will be automatically adjusted if the total purchases required by the LOI are not met.

• If an employer maintaining a SEP IRA plan, SIMPLE IRA plan or non-IRA PDP on the PSS platform has elected to establish or change ROA for the accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer. LOIs are not available to PDP IRA plans on the PSS platform with plan-level grouping for purposes of ROA, but are available to any participating employee that elects shareholder-level grouping for purposes of ROA.

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased with the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the following conditions are met: 1) the proceeds are from the sale of shares within 90 days of the purchase, 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account, and 3) the redeemed shares were subject to a front-end or deferred sales load. Automated transactions (i.e. systematic purchases and withdrawals), full or partial transfers or rollovers of retirement accounts, and purchases made after shares are automatically sold to pay account maintenance fees are not eligible for this sales charge waiver.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of PFSI. PFSI is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

PFSI may request reasonable documentation of facts qualifying the purchaser for the discounts and waivers identified above, and condition the granting of any discount or waiver on the timely receipt of such documents. Shareholders should contact PSS if they have questions regarding their eligibility for these discounts and waivers.

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CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in your Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James

• Shares purchased through a Raymond James investment advisory program.

• Shares purchased of a Nuveen-sponsored mutual fund through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions of a Nuveen-sponsored mutual fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a Right of Reinstatement.

Nuveen U.S. Equity Funds  ■  Prospectus     185

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

• Breakpoints as described in the prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of all Nuveen-sponsored mutual fund assets held by accounts within the purchaser’s household at Raymond James. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases of Nuveen-sponsored mutual funds, over a 13-month time period. Eligible Nuveen-sponsored mutual fund assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

CLASS A SHARE SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”) AND ITS BROKER DEALER AFFILIATES

Shareholders purchasing or holding Nuveen-sponsored mutual fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in Nuveen-sponsored mutual funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A shares of Money Market Funds not assessed a sales charge. Nuveen-sponsored mutual fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

186     Prospectus  ■  Nuveen U.S. Equity Funds

The employer maintaining a SEP IRA plan and/or Simple IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

• Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

• Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other Nuveen-sponsored mutual fund.

• Shares purchased from the proceeds of redeemed shares of a Nuveen-sponsored mutual fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase (known as “rights of reinstatement”). For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.

• Shares from rollovers into Stifel from retirement plans to IRAs.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.

• Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A Shares

• Shares sold due to death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

• Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

• Shares bought due to returns of excess contributions from an IRA Account.

Nuveen U.S. Equity Funds  ■  Prospectus     187

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

• Shares acquired through a right of reinstatement.

• Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

• Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

• Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A Share Front-End Sales Charge Waivers Information

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

· Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Effective April 1, 2026, employees of affiliate businesses will not be offered fund shares at NAV.

· Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

188     Prospectus  ■  Nuveen U.S. Equity Funds

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Contingent Deferred Sales Charge Information

• Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A Front-End Load Discounts

Wells Fargo Advisors clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

• Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

• Effective April 1, 2026, employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or with personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.

• Gift of shares will not be considered when determining breakpoint discounts.

CLASS A SALES CHARGE WAIVERS AVAILABLE ONLY THROUGH SPECIFIED INTERMEDIARIES

As described in the Prospectus, Class A shares may be purchased at net asset value (“NAV”) without a sales charge by employer-sponsored retirement plans (“ESRPs”) as defined in the Prospectus, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at NAV without a sales charge only if the broker-dealer has entered into an agreement with Nuveen Securities that allows for such purchases.

The following intermediaries have entered into such an agreement:

 Baker & Co., Inc.
Cetera Advisor Networks LLC

Nuveen U.S. Equity Funds  ■  Prospectus     189

Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Country Club Financial Services, Inc.
Cutter & Co. Brokerage Inc.
Davenport & Co. LLC
Devenir Investment Advisors, LLC
Fintrust Brokerage Services
First Kentucky Securities Corp.
First Western Securities
Gold Coast Securities, Inc.
Hewitt Financial Services LLC
Hilltop Securities Inc.
Infinex Investments, Inc.
J.P. Morgan Securities LLC
KMS Financial Services, Inc.
Mid-Atlantic Capital Corp.
OFG Financial Services, Inc.
Principal Securities Inc.
RDM Investment Services, Inc.
Register Financial Associates, Inc.
Shareholders Service Group Inc.
Southeast Investments, NC, Inc.
Stifel, Nicolaus & Co., Inc.
Waddell & Reed Inc.

As described in the prospectus, Class A shares may be purchased at NAV without a sales charge through a financial intermediary that has entered into an agreement with Nuveen Securities to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers.

The following intermediaries have entered into such an agreement:

Charles Schwab & Co., Inc.

 Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.

 TIAA-CREF Individual & Institutional Services, LLC

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For more information about Nuveen Funds

Statement of Additional Information (“SAI”). The Funds’ SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally a part of the Prospectus.

Annual and Semi-annual Reports. The Funds’ annual and semi-annual reports and Form N-CSR provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the preceding fiscal year. In the Funds’ Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Requesting documents. You can request a copy of the Funds’ SAI, these reports, and other information such as the Funds’ financial statements, without charge, or contact the Funds for any other purpose, in any of the following ways:

Over the Internet:

www.nuveen.com

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

The reports and other information are also available through the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:

Call 800-257-8787

In writing:

Nuveen Funds
P.O. Box 1259
Charlotte, NC 28201

Important information about procedures for opening a new account:

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, Social Security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

1940 Act File No. 811-9301	MPR-TCFEQ-0826P